united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-07254

Johnson Mutual Funds Trust

(Exact name of registrant as specified in charter)

3777 West Fork Road, Cincinnati, Ohio 45247

(Address of principal executive offices) (Zip code)

Marc E. Figgins, CFO, 3777 West Fork Road, Cincinnati, Ohio 45247

(Name and address of agent for service)

Registrant's telephone number, including area code:(513) 661-3100

Date of fiscal year end:12/31

Date of reporting period:12/31/11

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Annual Report

December 31, 2011

♦	Johnson Equity Income Fund
♦	Johnson Growth Fund
♦	Johnson Disciplined Mid-Cap Fund
♦	Johnson Disciplined Small-Cap Fund
♦	Johnson Realty Fund
♦	Johnson International Fund
♦	Johnson Fixed Income Fund
♦	Johnson Municipal Income Fund

Johnson Mutual Funds Trust
3777 West Fork Road  |  Cincinnati, OH  |  45247
(513) 661-3100    (800) 451-0170    fax (513) 661-4901

www.johnsonmutualfunds.com

JOHNSON MUTUAL FUNDS
December 31, 2011

JOHNSON MUTUAL FUNDS
December 31, 2011

February 15, 2012

Dear Shareholder:

We are pleased to present you with the Johnson Mutual Funds Trust (the “Funds”) 2011 Annual Report. On the following pages, we have provided commentary on the performance of each of the Funds for the year as well as the relative performance compared to an appropriate index. The remainder of the report provides the holdings of each Johnson Mutual Fund as well as other financial data and notes.

The following table shows how the Johnson Mutual Funds performed for 2011*

It was a year of volatility for stocks, as headlines from around the world shook the markets on a seemingly daily basis. The unrest in the Middle East was followed by the horrific tsunami in Japan. We then had the continued bad news about Europe, which shifted into crisis mode in the summer. On top of that, we experienced a downgrade of U.S. debt and a disappointing response from a polarized domestic government. With that backdrop, a negative year for stocks would be a logical outcome. Fortunately, despite the many headwinds, domestic returns managed to inch forward for the year.

After a rough end to the summer, stocks bounced back in the fourth quarter over 11%. This allowed the S&P 500 Index to post a positive return of 2.1% for the year, which basically represents the dividends earned. From a pure price standpoint, the index was almost perfectly flat compared to January’s starting point, which belies the dramatic swings that took place during the year. International stocks bore the brunt of investor pessimism and declined almost 12% for the year. Bonds plugged away and provided a nice total return, as investors sought safety, particularly in U.S. Treasury issuances.

The resiliency of the domestic market was due in large part to corporate earnings, which reached record levels in 2011. Despite a tepid economic recovery and numerous global shocks, domestic companies were able to keep growing profits. This earnings growth, combined with limited price movement in stocks over the last decade, has left valuations fairly attractive. Dividend-paying stocks are compelling today given the low interest rate environment and compressed bond yields. There are examples where the common stock of a company has a dividend yield exceeding its 10-year bond issues.

As we head into 2012, there are certainly many questions waiting to be answered – the situation in Europe, the fragility of our economy, and an election year, just to name a few. As a result, volatility will no doubt continue, and our return expectations for most assets are lower than historical averages in the near term. Diversification and careful portfolio construction are especially critical. We also know that uncertainty is a given in the world today, which brings not only challenges but also opportunities.

We want you to know how much we appreciate the confidence you have placed in us for your investment needs. As always, please feel free to call us at (513) 661-3100 or (800) 541-0170 with your comments or questions.

Thank you,

Timothy E. Johnson, President
Johnson Mutual Funds

*	The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current for the most recent month end, please call 1-800-541-0170.

JOHNSON EQUITY INCOME FUND
Performance Review – December 31, 2011

This past year, the Johnson Equity Income Fund returned 2.59%, slightly ahead of the Standard & Poor’s 500 Index return of 2.11%.

The lower quality stock outperformance that characterized 2009 and 2010 finally reversed in the second half of 2011. High quality, large cap stocks with above average dividend yields outperformed in 2011, as did less cyclical sectors of the market. Given this backdrop, we were somewhat disappointed with the Fund’s performance in what turned out to be a frustrating year. However, we still were able to achieve our long-term objectives of both absolute and risk-adjusted outperformance versus the S&P 500.

Excluding management fees, sector allocation and security selection contributed approximately even to the Fund’s outperformance. The positive stock selection attribution was concentrated in two sectors: Energy and Financials with the Telecommunication Services sector providing a more modest benefit. Stocks in the Fund that outperformed their respective sectors and contributed positively to performance for the year were Chevron, Royal Dutch/Shell, Statoil, and Williams Companies in the Energy sector and ACE, U.S. Bank, and Renaissance Re Holdings in Financials. Security selection in the Consumer Staples and Technology sectors was most detractive in terms of relative performance. In the Consumer Staples sector, the relative underperformance was more a function of what we did not own as most of our holdings posted positive absolute returns during the year. The one exception to this was what was in hindsight, a poorly timed sale of Wal-Mart Stores. In the Technology sector, Hewlett-Packard and Oracle were notable poor relative and absolute performers. We sold our position in Hewlett-Packard during the year. The top positive absolute contributors to performance were Williams Companies, IBM, Chevron, Abbott Laboratories, Royal Dutch/Shell, and McDonald’s.

The Fund is positioned with its largest overweights in the Energy and Consumer Staples sectors, and has its largest underweight in the Financials sector. The Fund continues to hold its high weighting in the Information Technology sector at around 16% of the portfolio due to a combination of attractive valuations and financial strength in the individual names. The strategy in the Fund is to maintain a more defensive posture focusing on high quality companies characterized by strong balance sheets and above average profitability.

The Johnson Equity Income Fund’s investment objective is to invest in a diversified portfolio consisting mainly of common stocks of high-quality large- and mid-sized companies. The Fund is suited for the conservative equity investor who is unwilling to accept full market risk. The Fund is managed to have lower volatility than the Standard & Poor’s 500 Index. The Fund will have a lower valuation and standard deviation than the overall market and a higher dividend yield. The Fund has a total return focus seeking above-average dividend income plus long-term capital appreciation.

Average Annual Total Returns As of December 31, 2011
	Equity Income Fund	S&P 500 Index
One Year	2.59%	2.11%
Three Years	11.49%	14.12%
Five Years	1.77%	-0.25%
Since Inception*	4.26%	2.24%

*	Fund Inception was December 30, 2005.

Above average dividend income and long-term capital growth is the objective of the Johnson Equity Income Fund and the primary assets are stocks of large-sized U.S. companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the S&P 500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON GROWTH FUND
Performance Review – December 31, 2011

The year ended December 31, 2011 was a difficult one for the Johnson Growth Fund. The Fund depreciated 2.97% and trailed the 2.11% return for the Standard and Poor’s (“S&P”) 500 Index.

The economically sensitive sectors and stocks which did well in 2010 were laggards in 2011. International stocks also had a difficult year as pressures in Europe continued. The uncertain financial landscape in Europe increased the probability of a possible double dip recession in the US. The Johnson team did not expect a double dip recession in the US (although a recession in Europe is likely). As a result, the Fund continued to hold several positions in more cyclical stocks. Many of these holdings suffered material underperformance as global macro fears continued throughout the second half of 2011.

The best performing sectors in the S&P 500 last year were Utilities (up 17.8%), Consumer Staples (up 11.9%) and Health Care (up 10.6%). The Fund has no exposure to Utilities, as that sector tends to have subpar growth prospects. The Fund had substantial exposure to Health Care and Consumer Staples during the year and these sectors provided positive returns of 6.0% and 3.4% respectively. The Fund was underweight in the Finance sector, which was the worst performing sector in the S&P 500 Index (down 19.1%) for the year. Other sectors in the S&P 500 Index that underperformed were Industrials (down 2.7%) and Materials (down 12.2%). The Fund was overweight in the Materials sector and approximately marketweight in the Industrials sector during the year.

Stock selection accounted for the majority of the underperformance during the year. Our holdings in Energy, Materials and Consumer Staples accounted for much of the underperformance. Stock selection in Industrials and Health Care also underperformed their respective sectors. The top five contributors to performance were Apple, IBM, Chevron, McDonald’s and Google. These stocks contributed 3.3% of positive performance during the year. The top five detractors from performance were Hewlett Packard, Bank of New York, CNOOC, Schlumberger, and Stillwater Mining. These stocks contributed 4.23% of negative performance in 2011.

Even though 2011 was a year with significant volatility and swings in the markets, the Fund adhered to its philosophy of investing in quality companies with sound, sustainable business models. The companies we own possess solid, identifiable growth drivers. The management teams are good stewards of capital and have attractive, executable growth plans in place. We also believe the companies we own trade at attractive valuations given their growth outlooks.

The Fund is currently overweight the Materials, Industrials, Energy, Health Care and Technology sectors. Other than the Utility and Telecommunications sectors — where we have no holdings — the biggest underweight continues to be in the Finance sector. We continue to find the most attractive opportunities in higher quality, large cap stocks. Ample free cash flows and high cash balances should afford these companies multiple uses of capital going forward. We expect continued improvement in our economy to move stock prices higher in 2012.

Average Annual Total Returns As of December 31, 2011
	Growth Fund	S&P 500 Index
One Year	-2.97%	2.11%
Three Years	9.52%	14.12%
Five Years	-1.17%	-0.25%
Ten Years	0.76%	2.92%

Long-term capital growth is the objective of the Johnson Growth Fund and the primary assets are stocks of larger-sized U.S. companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the Standard & Poors 500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON DISCIPLINED MID-CAP FUND
Performance Review – December 31, 2011

The Johnson Disciplined Mid-Cap Fund had a total return of -10.03% in 2011. This trailed the Russell Midcap Index’s -1.55% return.

The year’s geopolitical events, which included revolts and leadership changes in the Middle East and North Africa, natural disasters in Asia, political showdowns in the United States, and credit market stresses in Europe, all culminated in a highly volatile stock market and continued global economic uncertainty. The Fund’s poor relative returns were a result of a pro-cyclical positioning in sectors and stocks — an out-of-favor mix in a market environment that favored lower volatility stocks with high dividends. The top performing sectors last year were Utilities and Consumer Staples, and the Fund had less exposure to these defensive sectors.

The Fund generally invests in the stocks of companies that offer a combination of attractive earnings growth, reasonable valuation, good momentum, and improving profitability. A multi-factor, quantitative approach is used to capture these characteristics in a consistent manner. Companies with low valuations and good momentum were the best performers during the year. Unfortunately, the Fund had a larger share of companies with high growth expectations, which proved difficult to meet, and that detracted from performance in a year of slowing earnings growth and high volatility.

Among the Fund’s top contributors for the year were a couple of Consumer stocks that delivered a string of positive earnings surprises: Herbalife, a provider of weight management services and nutritional supplements, and Tempur-Pedic International, a manufacturer of premium beds. Another strong performance contributor was Frontier Oil and Holly Corp., a well-received merger of petroleum refiners. The Fund’s worst performers were Arch Coal, which faced production challenges and weak coal pricing, and MEMC Electronic Materials, a semiconductor equipment manufacturer that had its earnings projections cut almost in half.

As always, the Fund will remain true to its disciplined, quantitative approach of using multiple fundamental factors in its stock selection. Based on our economic inputs and recent factor performance, the Fund factor weights slightly emphasize value inputs over growth. At the current time, the Industrials and Finance sectors have the highest representation in the portfolio.

Average Annual Total Returns As of December 31, 2011
	Disciplined Mid-Cap Fund	Russell MidCap Index
One Year	-10.03%	-1.55%
Three Years	21.83%	20.17%
Five Years	-0.36%	1.41%
Ten Years	4.61%	6.99%

Long-term capital growth is the objective of the Johnson Disciplined Mid-Cap Fund and the primary assets are equity securities of medium sized companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Indices’ share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the indices do not incur fees. A shareholder cannot invest directly in the S&P MidCap Index or the Russell MidCap Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Russell MidCap Index is the established benchmark and the S&P MidCap is a supplementary benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON DISCIPLINED SMALL-CAP FUND
Performance Review – December 31, 2011

The Johnson Disciplined Small-Cap Fund had a total return of -7.11% in 2011. This lagged the Russell 2000 Index’s -4.18% return.

The year’s geopolitical events, which included revolts and leadership changes in the Middle East and North Africa, natural disasters in Asia, political showdowns in the United States, and credit market stresses in Europe, all culminated in a highly volatile stock market and continued global economic uncertainty. The Fund’s largest sector weights over the course of the year were in Technology and Industrials, and both underperformed the Russell 2000 Index. In addition, security selection within these sectors was especially poor, and earnings disappointments in higher risk stocks triggered severe declines amid a market environment that favored lower volatility stocks with high dividends. Offsetting this partially was value-added positioning in other sectors, including Energy and Consumer Discretionary.

The Fund generally invests in the stocks of companies that offer a combination of attractive earnings growth, reasonable valuation, good momentum, and improving profitability. A multi-factor, quantitative approach is used to capture these characteristics in a consistent manner. Companies with low valuations and good momentum were the best performers during the year. Unfortunately, the Fund had a larger share of smaller companies with high growth expectations, which proved difficult to meet, and that detracted from performance in a year of slowing earnings growth and high volatility.

The top contributor during the period was Akorn, a specialty pharmaceutical company that is growing earnings rapidly, posting its second consecutive year of profitability. Other top performers included Conn’s, a consumer electronics retailer, and ICG International Coal Group, which was acquired by Arch Coal in June. Many of the Fund’s worst performers, such as IDT, Five Star Quality Care, Omnova Solutions, and Advanced Battery Technology had significant earnings disappointments during the year.

As always, the Fund will remain true to its disciplined, quantitative approach of using multiple fundamental factors in its stock selection. Based on our economic inputs and recent factor performance, the Fund factor weights slightly emphasize value inputs over growth. At the current time, the Finance and Industrials sectors have the highest representation in the portfolio.

Average Annual Total Returns As of December 31, 2011
	Disciplined Small-Cap Fund	Russell 2000 Index
One Year	-7.11%	-4.18%
Three Years	9.89%	15.63%
Five Years	-8.39%	0.15%
Since Inception*	-4.61%	2.98%

*	Fund Inception was December 30, 2005.

Long-term capital growth is the objective of the Johnson Disciplined Small-Cap Fund and the primary assets are equity securities of small-sized companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the Russell 2000 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Russell 2000 Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON REALTY FUND
Performance Review – December 31, 2011

The Johnson Realty Fund posted of return of 8.25% for year ending December 31, 2011 compared to a return of 8.28% for the National Association of Real Estate Investment Trust index (NAREIT Index).

This marks the third consecutive year that Real Estate Investment Trusts (REITs) outperformed the broader equity market. Demand for real assets and low interest rates were the main reason for this outperformance. REITs are impacted directly by the cost of borrowing. REITs were able to provide this outperformance even with the third highest level of equity issuance on record. REITs raised more than $18 billion through common equity issuance in 2011. In 2011 the REIT marketplace experienced a quality bias similar to what occurred in the broader equity market. REITs with better balance sheets, larger market capitalization and with higher quality real estate were the performance leaders. Conversely, companies with higher leverage, smaller capitalization and higher beta generally underperformed.

The Johnson Realty Fund experienced mixed results from property type selection. Similar to 2010, an overweight in Residential benefitted the portfolio. This property type was the second best performing in 2011, up 15.37% after being the best performing in 2010, registering a 46.01% return. This was offset by the Office/Industrial overweight, which decline 1.47%, and was the second worst performing property type. Over supply and a weak employment environment hurt this space. The portfolio was also underweight Self Storage and Health Care sectors, the best and third best property type respectfully, which we witnessed throughout the broader stock market. The Fund’s philosophical approach is to focus on higher quality, more predictable cash flow companies. This was in alignment with some of the best performing names for the year. We owned five of the top ten best performing REITs in 2011. We did have six out of the top ten holdings in the Realty Fund outperform the benchmark. The four largest holdings in the fund all outperformed the index by a meaningful amount. The two largest detractors in the top ten positions were Host Marriot, down 16.6% and Vornado, down 4.5%.

The fundamentals of REITs appear to be stabilizing as the domestic economy continues to show moderate signs of recovery. Access to capital remains open and low interest rates provide a good overall operating environment. Valuation, however, remains a risk. REITs have historically performed best in falling interest rate environments, ok in stable environment and worse in rising interest rate environments. While we do not anticipate rising rates in 2012, the spread environment and concern about capital flows may make it a more challenging environment for REITs. The fund’s philosophy is to remain fully invested in REITs. We will continue to focus on high quality companies possessing a better balance sheet which are in a better position to maintain or increase dividends in the future. We believe that the Realty Fund’s diversified approach to the real estate market will continue to provide investors with asset class like returns.

Average Annual Total Returns As of December 31, 2011
	Realty Fund	NAREIT Index
One Year	8.25%	8.28%
Three Years	18.44%	21.04%
Five Years	-3.25%	-1.42%
Ten Years	8.69%	10.20%

Long-term capital growth and above average dividend income are the objectives of the Johnson Realty Fund and the primary assets are real estate related equity securities. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the NAREIT Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The NAREIT Index is the primary benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON INTERNATIONAL FUND
Performance Review – December 31, 2011

The Johnson International Fund had a total return of -14.61%, trailing the MSCI EAFE Index’s -12.14% return.

The year’s geopolitical events, which included revolts and leadership changes in the Middle East and North Africa, natural disasters in Asia, political showdowns in the United States, and credit market stresses in Europe, all culminated in a highly volatile stock market and continued global economic uncertainty. Emerging markets were the hardest hit, with the MSCI Emerging Markets Index falling 18.42%. The Fund’s exposure to these higher growth but less mature markets (approximately one-fifth of the portfolio), created a headwind compared to the EAFE Index, which only includes developed countries. From a sector standpoint, the Fund maintained overweight positions in Telecommunication Services and Energy, both of which contributed positively to the Fund’s performance. An underweight positioning in Finance was also additive to relative returns, as global financial institutions continued to bear the brunt of investor anxiety surrounding the European credit crisis.

The Fund generally invests in the ADR’s and U.S.-listed shares of foreign companies that offer a combination of strong growth, attractive valuation, and improving profitability. In the last year, technology stock selection was particularly poor, with Research in Motion and Nokia suffering severe declines amid continued heavy competitive pressures. Energy was a sector with a wide range of winners and losers. Tenaris and CNOOC were large performance detractors due to company-specific earnings pressures, but the Fund’s top two stocks by performance contribution were Energy holdings too: Statoil, a Norwegian oil company that was sold opportunistically when oil prices spiked to $110 per barrel in March, and Royal Dutch Shell, a mega-cap European integrated oil company with a strong balance sheet and high dividend yield.

Diversification by sector, country, region, and company remains an important objective. At year end, the Fund held 149 stocks and the ten largest holdings accounted for 15% of the total weight. Given the still unresolved fiscal woes of some of the European countries and the tenuous capital levels of banks, we still remain cautious on European financial services stocks, and are closely watching for any signs of global contagion. Nevertheless, a key attribute of the Fund’s international focus is to allow exposure to countries where economic growth is likely to exceed that available in the United States, thus we continue to maintain exposure to the emerging markets, as they seem to offer stronger relative long-term growth opportunities, owing to favorable demographic trends and economic development. In addition, after a year of meaningfully trailing the U.S. stock market, international stocks overall offer value and provide a higher dividend yield, which we expect to remain appealing to investors looking for yield in a low interest rate environment.

Average Annual Total Returns As of December 31, 2011
	International Fund	MSCI EAFE Index	MSCI ACWI ex US Index
One Year	-14.61%	-12.14%	-13.71%
Three Years	8.98%	7.65%	10.70%
Since Inception*	11.38%	9.65%	12.67%

Asset Allocation by Country
United Kingdom	14.7%	Brazil	3.3%
Japan	13.6%	Mexico	3.2%
Canada	8.3%	Israel	2.8%
Other*	8.3%	Taiwan	2.5%
Switzerland	6.6%	Netherlands	2.5%
Germany	6.5%	India	2.5%
France	4.6%	Norway	2.3%
Australia	4.5%	Sweden	2.2%
Hong Kong	4.1%	Chile	2.1%
China	3.9%	Argentina	1.5%

*	Countries in “Other” category include: Columbia, Denmark, Finland, Italy, Philippines, Russia, South Africa, South Korea, Singapore, and Spain.

*	Fund Inception was December 8, 2008.

Long-term capital growth is the objective of the Johnson International Fund and the primary assets are equity securities of foreign companies traded on U.S. exchanges and ADRs (American Depository Receipts.) The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the MSCI EAFE Index or MSCI ACWI ex US Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The MSCI EAFE Index is the primary benchmark, and the MSCI ACWI ex US Index is a supplementary index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON FIXED INCOME FUND
Performance Review – December 31, 2011

The Johnson Fixed Income Fund provided a total return of 7.12% for 2011 compared to a 7.84% return for the Barclays Aggregate Index.

Sluggish economic conditions in the U.S., credit concerns among several sovereign entities and financial institutions — mainly in Europe —, and continued growth in fiscal imbalances in all aspects of the government led to lower interest rates throughout the year. The yield spread on many corporate bonds also widened during the year, offsetting some of the value of reduced interest rates.

The Fund’s emphasis on high quality corporate securities was a modest drag to relative performance compared to the index, partially offset by slightly longer average duration of holdings and superior security selection. The individual corporate holdings in the Fund outperformed those in the index as we focused on higher quality names and avoided all exposure to European securities. The Fund’s maturity structure was superior with a blend of long and short duration bonds. Interest rates fell more for longer dated investments in 2011 and the bond market’s yield curve flattened. As a result, the somewhat “barbelled” maturity structure of the Fund’s holdings performed better than that of the index.

As we enter 2012, interest rates on Treasury securities are as low as they have been in more than 50 years. Short maturities barely yield anything and securities with longer maturities yield less than 3%. As a result, we have significantly underweighted Treasuries and instead have focused on high quality corporate and taxable municipal bonds. The yields on these securities are far superior and relatively attractive. Though economic growth is modest, the financial health of many quality companies and municipalities has improved in recent years due to debt reduction and strong internal cash flow. We hold a substantial position in this segment of the bond market. Meanwhile, we remain un-invested in all securities with direct exposure to Europe due to the significant credit problems in that region and the many uncertainties about their resolution. Agency mortgage-backed securities also provide reasonable returns and the Fund holds some investments in this sector as well.

With economic growth expected to remain sluggish, but positive going forward, the Federal Reserve is likely to keep short-term interest rates very low. This will cause yields of longer duration investments to remain suppressed and the yield curve is not expected to steepen further. But, there are many uncertainties about the outlook and we remain vigilant to the need to make changes in the portfolio. The fiscal picture for the U.S. continues to grow more worrisome and there is the possibility of further deterioration in the credit standing of the U.S. The historic downgrade of this country from AAA by one rating agency has yet to lead to substantive changes in the deficit picture.

Average Annual Total Returns As of December 31, 2011
	Fixed Income Fund	Barclays Aggregate Index
One Year	7.12%	7.84%
Three Years	6.47%	6.77%
Five Years	6.41%	6.50%
Ten Years	5.35%	5.78%

A high level of income over the long term consistent with preservation of capital is the objective of the Johnson Fixed Income Fund, and the primary assets are investment-grade fixed income securities. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the Barclays Aggregate Index. The Barclays Aggregate Index is the benchmark The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON MUNICIPAL INCOME FUND
Performance Review – December 31, 2011

The Johnson Municipal Income Fund provided a 7.62% return for 2011 compared to a 6.91% return for the Barclays Capital 5-Year General Obligation Municipal Index.

The Fund’s maturity structure drove the outperformance for the year. While the benchmark is comprised of 4-6 year maturity securities, the Fund is comprised of laddered maturity bonds primarily 1 to 10 years. The Fund’s longer duration and laddered maturity structure were additive to performance as the municipal yield curve flattened and the overall level of interest rates fell.

Municipal yields were able to fall as widespread concerns about credit quality abated and new supply was limited. Even though there were some large and heavily publicized defaults, such as Jefferson County, Alabama, they were widely anticipated. The pervasive and widespread default wave that was feared as we entered 2011 never fully materialized. In fact, defaults were not materially higher than 2009 and 2010 and most were limited to the riskiest sectors of the municipal market. Most municipalities were able to balance budgets through spending cuts and revenue enhancements. As default concerns diminished, investors looked to buy up what municipal bonds were available but supply was anemic. Most new issuance activity was limited to refunding activity and true “new money” issuance, excluding refinancing activity, was at the lowest level since 1997. Supply was down for a host of reasons — huge fourth quarter 2010 issuance with the expiration of the Build America Bond program, the need to limit government expenditures and strong anti-debt sentiment among taxpayers — and this combined with fundamental credit quality improvement led to declining yields and strong relative performance for municipal bonds in 2011.

Looking forward into 2012, we expect a continuation of many of these same trends from 2011. Supply should remain limited as the outlook for true “new money” issuance remains muted. State and local government finances will remain strained, but manageable for higher quality issuers. Lower quality issuers will continue to face pressure and defaults will continue. As such, the Fund maintains a strict focus on high quality municipal issuers with over 80% of the Fund rated AA or higher. The Fund only invests in municipalities with ample financial flexibility to meet debt service requirements. Furthermore, the Fund is diversified by issuer, sector and state (the Fund holds approximately 25% of its assets in states other than Ohio). While we expect defaults and volatility in the municipal marketplace to be higher than in the past, we believe our strict investment discipline will provide superior risk-adjusted, after-tax returns for clients.

Average Annual Total Returns As of December 31, 2011
	Municipal Income Fund	Barclays 5 Year G.O. Index
One Year	7.62%	6.91%
Three Years	5.37%	5.81%
Five Years	4.80%	5.66%
Ten Years	4.11%	4.87%

As rated by either Standard & Poor’s or Moody’s Rating Agencies.

A high level of federally tax-free income over the long term consistent with preservation of capital is the objective of the Johnson Municipal Income Fund and the primary assets are intermediate term Ohio municipal bonds. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the Barclays Capital Five Year General Obligation Municipal Bond Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

EQUITY INCOME FUND
Portfolio of Investments as of December 31, 2011

Common Stocks	Shares	Fair Value
Air Products and Chemicals, Inc.	24,700	2,104,193
BHP Billiton Ltd., – ADR	29,700	2,097,711
6.0% – Total For Materials		$4,201,904
3M Company	24,645	2,014,236
Eaton Corporation	33,300	1,449,549
Emerson Electric Company	60,490	2,818,229
9.0% – Total For Industrials		$6,282,014
AT&T Incorporated	70,170	2,121,941
3.1% – Total For Telecommunication Services		$2,121,941
Coca Cola Company	17,990	1,258,760
Colgate-Palmolive Company	13,900	1,284,221
Kellogg Company	27,500	1,390,675
Nestle SA – ADR	36,200	2,089,102
Pepsico, Incorporated	41,135	2,729,307
Procter & Gamble Company	30,710	2,048,664
15.5% – Total For Consumer Staples		$10,800,729
Comcast Corporation, Class A Special	88,000	2,073,280
Johnson Controls Inc.	45,300	1,416,078
Staples, Inc.	96,900	1,345,941
Target Corporation	40,600	2,079,532
9.9% – Total For Consumer Discretionary		$6,914,831
Chevron Corporation	26,185	2,786,084
Royal Dutch Shell PLC – Class B ADR	37,700	2,865,577
Schlumberger Ltd.	30,050	2,052,716
Statoil ASA – ADR	86,700	2,220,387
Williams Companies Inc.	65,200	2,152,904
17.4% – Total For Energy		$12,077,668
Allstate Corporation	51,505	1,411,752
PNC Financial Services Group, Inc.	36,240	2,089,961
RenaissanceRe Holdings, Ltd.	18,500	1,375,845
U.S. Bancorp	53,200	1,439,060
9.2% – Total For Financial Services		$6,316,618
Abbott Laboratories	36,700	2,063,641
C.R. Bard, Inc.	16,000	1,368,000
Becton, Dickinson and Company	28,470	2,127,278
Covance, Inc.*	29,900	1,367,028
Medtronic, Inc.	38,300	1,464,975
12.1% – Total For Health Care		$8,390,922

Common Stocks	Shares	Fair Value
Adobe Systems, Inc.*	47,400	1,339,998
Cisco Systems, Inc.	72,000	1,301,760
Linear Technology Corporation	45,000	1,351,350
Microsoft Corporation	80,985	2,102,371
Oracle Corporation	54,700	1,403,055
Qualcomm, Inc.	36,830	2,014,601
13.7% – Total For Information Technology		$9,513,135
Total Common Stocks 95.9%		$66,619,762
(Identified Cost $61,730,638)
Cash Equivalents
First American Government Obligation Fund, Class Z**	2,762,987	2,762,987
Total Cash Equivalents 4.0%		$2,762,987
(Identified Cost $2,762,987)
Total Portfolio Value 99.9%		$69,382,749
(Identified Cost $64,493,625)
Other Assets in Excess of Liabilities 0.1%		$116,313
Total Net Assets 100.0%		$69,499,062
*	Non-income producing security.
**	Variable Rate Security; as of December 31, 2011, the yield was 0.00%

ADR – American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.

GROWTH FUND
Portfolio of Investments as of December 31, 2011

Common Stocks	Shares	Fair Value
Air Products and Chemicals, Inc.	8,700	741,153
Alcoa, Inc.	5,300	45,845
BHP Billiton LTD – ADR	9,300	656,859
CF Industries Holdings, Inc.	3,000	434,940
Cliffs Natural Resources Inc.	900	56,115
Eastman Chemical Company	2,000	78,120
Freeport McMoran Copper & Gold	14,000	515,060
Nucor Corporation	2,000	79,140
Potash Corporation of Saskatchewan, Inc.	31,280	1,291,238
7.6% – Total For Materials		$3,898,470
3M Company	9,000	735,570
Caterpillar, Inc.	2,225	201,585
CSX Corporation	3,000	63,180
Cummins Inc.	2,300	202,446
Dover Corporation	1,400	81,270
Eaton Corporation	25,900	1,127,427
Emerson Electric Company	20,500	955,095
Fluor Corporation	1,400	70,350
Norfolk Southern Corporation	15,880	1,157,017
Northrop Grumman Corporation	1,300	76,024
Polypore International, Inc.*	21,100	928,189
Union Pacific Corporation	7,300	773,362
12.5% – Total For Industrials		$6,371,515
MetroPCS Communications, Inc.*	8,600	74,648
0.1% – Total For Telecommunication Services		$74,648
Kellogg Company	13,175	666,260
Nestle S A – ADR	12,760	736,380
Pepsico, Incorporated	20,920	1,388,042
Procter & Gamble Company	16,900	1,127,399
The Kroger Company	3,500	84,770
Tyson Foods, Inc.	4,100	84,624
Whole Foods Market, Incorporated	2,100	146,118
8.3% – Total For Consumer Staples		$4,233,593
AutoNation, Inc.*	2,800	103,236
Cablevision Systems Corporation	3,700	52,614
CBS Corporation Class B	3,400	92,276
Deckers Outdoor Corporation*	6,850	517,654
Discovery Communications, Inc.*	2,200	90,134

Common Stocks	Shares	Fair Value
J.C. Penney Company, Inc.	2,900	101,935
Johnson Controls Inc.	40,675	1,271,500
Kohl’s Corporation	3,300	162,855
lululemon athletica inc.*	1,600	74,656
Netflix, Inc.*	500	34,645
Priceline.com Incorporated*	2,540	1,187,983
PVH Corp.	1,000	70,490
Time Warner Cable Inc.	1,200	76,284
Tractor Supply Company	1,400	98,210
Ulta Salon, Cosmetics & Fragrance Incorporated*	1,600	103,872
Walt Disney Company	25,300	948,750
9.8% – Total For Consumer Discretionary		$4,987,094
Apache Corporation	700	63,406
Baker Hughes, Incorporated	19,710	958,694
Carbo Ceramics, Inc.	4,970	612,950
Chevron Corporation	15,820	1,683,248
CNOOC Limited – ADR	5,167	902,572
ConocoPhillips	1,000	72,870
CONSOL Energy Inc.	1,900	69,730
Denbury Resources, Inc. *	3,800	57,380
Exxon Mobil Corporation	3,900	330,564
Halliburton Company	1,900	65,569
Helmerich & Payne, Inc.	1,600	93,376
Marathon Petroleum Corporation	900	29,961
Murphy Oil Corporation	1,100	61,314
Nabors Industries Ltd.*	12,900	223,686
Peabody Energy Corporation	1,500	49,665
Royal Dutch Shell PLC, Class A ADR	9,900	723,591
Royal Dutch Shell PLC, Class B ADR	6,450	490,264
Schlumberger Ltd.	20,160	1,377,130
Seadrill Limited	6,160	204,389
Tesoro Corporation*	4,500	105,120
Valero Energy Corporation	3,400	71,570
Williams Companies, Inc.	23,275	768,540
17.6% – Total For Energy		$9,015,589
ACE Limited	10,100	708,212
AFLAC Incorporated	2,500	108,150

The accompanying notes are an integral part of these financial statements.

GROWTH FUND
Portfolio of Investments as of December 31, 2011

Common Stocks	Shares	Fair Value
Axis Capital Holdings Limited	23,250	743,070
BlackRock, Inc.	500	89,120
Hartford Financial Services Group, Inc.	3,900	63,375
JanusCapital Group, Inc.	7,300	46,063
Moody’s Corporation	2,500	84,200
NYSE Euronext	2,800	73,080
PNC Financial Services Group, Inc.	19,100	1,101,497
Prudential Financial, Inc.	1,200	60,144
Regions Financial Corporation	18,200	78,260
RenaissanceRe Holdings Ltd.	10,300	766,011
T. Rowe Price Group, Inc.	1,500	85,425
The Nasdaq OMX Group, Inc.*	3,600	88,236
8.0% – Total For Financial Services		$4,094,843
Abbott Laboratories	13,180	741,111
AmerisourceBergen Corporation	4,240	157,686
Boston Scientific Corporation*	12,300	65,682
Cardinal Health, Inc.	1,600	64,976
CareFusion Corporation*	28,675	728,632
Celgene Corp.*	24,670	1,667,692
Cerner Corporation*	1,600	98,000
Covance, Inc.*	19,280	881,482
Covidien PLC	1,700	76,517
Express Scripts, Inc.*	20,400	911,676
Gilead Sciences, Inc.*	2,900	118,697
Pharmasset, Inc.*	1,400	179,480
Tenet Helthcare Corporation*	13,000	66,690
Vertex Pharmaceuticals Incorporated*	1,870	62,103
Watson Pharmaceuticals, Inc.*	19,890	1,200,163
13.7% – Total For Health Care		$7,020,587
Acme Packet Inc.*	2,200	68,002
Adobe Systems Incorporated*	27,100	766,117
Apple Computer, Incorporated*	6,095	2,468,475
Arm Holdings PLC – ADR	4,400	121,748
Autodesk, Inc.*	2,300	69,759
Baidu, Inc. – ADR*	1,500	174,705
Broadcom Corporation	3,500	102,760
Cisco Systems, Inc.	40,410	730,613

Common Stocks	Shares	Fair Value
Cognizant Technologies Solutions Corporation*	6,650	427,661
Dell Inc.*	6,500	95,095
EMC Corporation*	55,950	1,205,163
F5 Networks, Inc.*	1,600	169,792
Fortinet, Inc.*	4,400	95,964
Google Inc., Class A*	2,310	1,492,029
Informatica Corporation*	1,900	70,167
Intel Corporation	4,600	111,550
Jabil Circuit, Inc.	9,160	180,086
Juniper Networks, Inc.*	9,200	187,772
LSI Corporation*	12,900	76,755
Microsoft Corporation	33,600	872,256
Oracle Corporation	25,200	646,380
Qualcomm, Inc.	12,900	705,630
Teradata Corporation*	3,400	164,934
Teredyne, Inc.*	5,600	76,328
Vmware, Inc., Class A*	1,700	141,423
21.9% – Total For Information Technology		$11,221,164
Total Common Stocks 99.5%		$50,917,503
(Identified Cost $47,917,789)
Real Estate Investment Trust (REIT)
Public Storage, Inc.	700	94,122
Total REIT 0.2%		$94,122
(Identified Cost $48,055)
Cash Equivalents
First American Government Obligation Fund, Class Z**	93,468	93,468
Total Cash Equivalents 0.2%		$93,468
(Identified Cost $93,468)
Total Portfolio Value 99.9%		$51,105,093
(Identified Cost $48,059,312)
Other Assets in Excess of Liabilities 0.1%		$29,627
Total Net Assets 100.0%		$51,134,720
*	Non-income producing security.
**	Variable Rate Security; as of December 31, 2011, the yield was 0.00%

ADR – American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.

DISCIPLINED MID-CAP FUND
Portfolio of Investments as of December 31, 2011

Common Stocks	Shares	Fair Value
CF Industries Holdings, Inc.	2,500	362,450
Cliffs Natural Resources Incorporated	3,800	236,930
Eastman Chemical Company	6,600	257,796
Huntsman Corporation	17,000	170,000
International Paper Company	11,200	331,520
Kronos Worldwide Inc.	11,000	198,440
Molycorp, Incorporated*	8,000	191,840
Rockwood Holdings, Inc.*	6,500	255,905
Schnitzer Steel Industries, Inc.	5,300	224,084
6.8% – Total For Materials		$2,228,965
Aecom Technology Corporation*	11,500	236,555
Agco Corp*	6,800	292,196
CNH Global N.V.*	11,100	399,489
Con-Way, Inc.	8,600	250,776
Copa Holdings, S.A.	3,800	222,946
Dover Corporation	5,000	290,250
Fluor Corporation	4,500	226,125
Gardner Denver, Inc.	3,400	262,004
KBR, Inc.	9,200	256,404
Kennametal, Incorporated	8,200	299,464
Lincoln Electric	8,600	336,432
Monster Worldwide*	32,300	256,139
MSC Industrial Direct	4,700	336,285
Republic Services Inc., Class A	8,900	245,195
Ryder System, Incorporated	6,600	350,724
Terex Corporation*	17,100	231,021
Textron Inc.	13,300	245,917
United Continental Holdings*	13,200	249,084
URS Corporation*	7,700	270,424
Wesco International*	5,400	286,254
16.8% – Total For Industrials		$5,543,684
AOL Inc.*	16,300	246,130
MetroPCS Communications, Inc.*	45,600	395,808
Telephone & Data Systems, Inc.	10,600	274,434
2.8% – Total For Telecommunication Services		$916,372
Herbalife Ltd.	16,500	852,555
Smithfield Foods, Inc.*	13,900	337,492
3.6% – Total For Consumer Staples		$1,190,047

Common Stocks	Shares	Fair Value
Chico’s FAS, Inc.	19,400	216,116
Clear Channel Outdoor Holdings, Inc.*	26,600	333,830
Dillard’s, Inc., Class A	5,000	224,400
Discovery Communications Incorporated*	16,700	684,199
Dish Network Corporation*	9,800	279,104
Federal-Mogal Corporation*	16,000	236,000
Foot Locker, Inc.	13,800	328,992
Hyatt Hotels Corp., Class A*	6,800	255,952
J.C. Penney Company, Incorporated	10,100	355,015
Lear Corporation	8,000	318,400
PVH Corp	4,800	338,352
Regal Entertainment Group	20,000	238,800
Tempur-Pedic International*	4,900	257,397
TRW Automotive Holdings Corp.*	10,400	339,040
Wendy’s Company	50,600	271,216
14.2% – Total For Consumer Discretionary		$4,676,813
Arch Coal, Inc.	11,600	168,316
Atwood Oceanics*	6,600	262,614
Helmerich & Payne, Incorporated	4,500	262,620
HollyFrontier Corporation	8,600	201,240
Murphy Oil Corporation	4,400	245,256
Nabors Industries, Incorporated*	12,800	221,952
Oil States International, Inc.*	4,400	336,028
Patterson-UTI Energy, Inc.	11,300	225,774
Peabody Energy Corporation	4,900	162,239
Plains Exploration & Production Company*	8,700	319,464
RPC, Inc.	13,100	239,075
Superior Energy Services, Inc.*	9,000	255,960
Tesoro Petroleum Corporation*	22,800	532,608
Unit Corporation*	6,000	278,400
Valero Energy Corporation	16,000	336,800
12.3% – Total For Energy		$4,048,346
American Capital Ltd*	32,100	216,033
Ares Capital Corporation	18,200	281,190
Assured Guaranty Ltd	23,400	307,476
CBOE Holdings, Inc.	9,300	240,498
Corelogic, Inc.*	18,300	236,619

The accompanying notes are an integral part of these financial statements.

DISCIPLINED MID-CAP FUND
Portfolio of Investments as of December 31, 2011

Common Stocks	Shares	Fair Value
Douglas Emmett, Inc.	12,800	233,472
First Niagara Financial Group, Inc.	23,000	198,490
Hanover Insurance Group, Inc.	7,400	258,630
Interactive Brokers Group, Inc.	20,400	304,776
Janus Capital Group Inc.	25,400	160,274
Jones Lang Lasalle Incorporated	3,700	226,662
Moody’s Corporation	8,600	289,648
NYSE Euronext	9,600	250,560
Regions Financial Corporation	58,700	252,410
SLM Corporation	19,000	254,600
Synovus Financial Corporation	171,500	241,815
The Nasdaq OMX Group, Inc.*	12,700	311,277
12.9% – Total For Financial Services		$4,264,430
Amerisourcebergen Corporation	23,900	888,841
Boston Scientific Corporation*	39,100	208,794
Catalyst Health Solutions, Inc.*	5,600	291,200
Cerner Corporation*	5,100	312,375
Community Health Systems Inc.*	9,300	162,285
Coventry Health Care, Inc.*	9,200	279,404
Endo Pharmaceuticals Holdings, Inc.*	8,100	279,693
Health Management Associates Inc., Class A*	107,000	788,590
Tenet Healthcare*	47,000	241,110
10.5% – Total For Health Care		$3,452,292
Avnet Inc.*	9,300	289,137
Booz Allen Hamilton Holding Corporation*	16,300	281,175
Brocade Communications Systems, Inc.*	59,300	307,767
Cadence Design System Inc*	35,600	370,240
Genpact Limited*	15,000	224,250
IAC/InterActiveCorp	5,800	247,080
Ingram Micro, Inc.*	16,900	307,411
Jabil Circuit, Inc.	28,400	558,344
MEMC Electronic Materials*	27,000	106,380
On Semiconductor Corp*	40,700	314,204
QLogic Corporation*	18,100	271,500
Sunpower Corporation, Class A*	19,800	123,354
Tech Data Corporation*	7,500	370,575
Vishay Intertechnology, Incorporated*	39,300	353,307

Common Stocks	Shares	Fair Value
Vistaprint Limited*	11,200	342,720
13.6% – Total For Information Technology		$4,467,444
EQT Corporation	3,900	213,681
0.6% – Total For Utilities		$213,681
Total Common Stocks 94.1%		$31,002,074
(Identified Cost $29,530,798)
Real Estate Investment Trusts (REITs)
Brandywine Realty Trust	27,300	259,350
Corporate Office Properties Trust	9,900	210,474
Hospitality Properties Trust	13,400	307,932
Liberty Property Trust	8,700	268,656
Rayonier, Inc.	8,250	368,198
Senior Housing Properties Trust	10,200	228,888
Total REITs 5.0%		$1,643,498
(Identified Cost $1,510,340)
Cash Equivalents
First American Government Obligation Fund, Class Z**	289,078	289,078
Total Cash Equivalents 0.9%		$289,078
(Identified Cost $289,078)
Total Portfolio Value 100.0%		$32,934,650
(Identified Cost $31,330,216)
Other Assets in Excess of Liabilities		$470
Total Net Assets 100.0%		$32,935,120
*	Non-income producing security
**	Variable Rate Security; as of December 31, 2011, the yield was 0.00%

The accompanying notes are an integral part of these financial statements.

DISCIPLINED SMALL-CAP FUND
Portfolio of Investments as of December 31, 2011

Common Stocks	Shares	Fair Value
A. Schulman, Inc.	2,300	48,714
AEP Industries Inc.*	1,800	50,670
Haynes International, Inc.	800	43,680
Koppers Holdings, Inc.	1,300	44,668
Omnova Solutions Inc.*	9,200	42,412
Revett Minerals Inc.*	9,600	45,312
TPC Group, Incorporated*	1,400	32,662
5.0% – Total For Materials		$308,118
Aceto Corporation	6,700	46,230
Air Transport Services Group Inc.*	7,900	37,288
Aircastle Ltd.	4,300	54,696
Barrett Business Services, Inc.	3,400	67,864
CAI International, Inc.*	2,200	34,012
Coleman Cable, Inc.*	3,800	33,060
DXP Enterprises Inc.*	2,000	64,400
GT Advanced Technologies, Inc.*	4,900	35,476
Hawaiian Holdings, Inc.*	7,300	42,340
Hudson Highland Grp*	8,500	40,715
Insperity, Inc.	1,800	45,630
Kelly Services Incorporated, Class A	2,300	31,464
Lydall, Inc.*	4,500	42,705
McGrath Rent Corp.	1,500	43,485
Nacco Industries Incorporated, Class A	500	44,610
Navigant Consulting, Inc.*	4,000	45,640
Primoris Services Corporation	4,000	59,720
Republic Airways Holdings, Inc.*	11,000	37,730
Rush Enterprises, Inc., Class A*	2,600	54,392
SAIA, Inc.*	3,400	42,432
Standex International Corporation	1,300	44,421
Textainer Group Holdings Limited	1,600	46,592
Universal Truckload Services, Inc.*	3,100	56,265
US Airways Group, Inc.*	7,900	40,053
17.7% – Total For Industrials		$1,091,220
IDT Corporation	3,900	36,582
SureWest Communications	3,900	46,917
1.4% – Total For Telecommunication Services		$83,499
Omega Protein Corporation*	3,700	26,381

Common Stocks	Shares	Fair Value
Susser Holdings Corporation*	3,300	74,646
The Andersons, Inc.	1,000	43,660
USANA Health Sciences, Inc.*	1,100	33,407
2.9% – Total For Consumer Staples		$178,094
1-800-Flowers.com, Inc.*	15,400	33,880
Asbury Automotive*	3,200	68,992
Avis Budget Group, Inc.*	3,000	32,160
Caribou Coffee Company, Inc.*	3,300	46,035
Cavco Industries, Inc.*	1,000	40,060
Coinstar, Inc.*	900	41,076
Cost Plus, Inc.*	5,300	51,675
Delta Apparel, Inc.*	2,500	47,725
Global Sources Ltd.*	6,100	29,585
Gray Television, Inc.*	20,400	33,048
Group 1 Automotive, Inc.	1,100	56,980
La-Z-Boy Incorporated*	3,800	45,220
Lithia Motors, Inc.	2,400	52,464
Luby’s Cafeterias, Inc.*	9,200	41,492
O’Charley’s Inc.*	7,900	43,371
Penske Automotive Group, Inc.	2,600	50,050
Saga Communications Inc., Class A*	1,600	59,808
Sinclair Broadcast	4,600	52,118
Sonic Automotive, Inc.	3,200	47,392
Standard Motor Products, Incorporated	4,000	80,200
Stream Global Services, Inc.*	19,700	65,207
Town Sports International Holdings, Inc.*	5,600	41,160
17.2% – Total For Consumer Discretionary		$1,059,698
Alon USA Energy, Inc.	4,700	40,937
C&J Energy Services, Inc.*	2,200	46,046
Crimson Exploration, Inc.*	17,700	50,622
Crosstex Energy, Inc.	5,000	63,200
CVR Energy, Inc.*	1,800	33,714
Gulfport Energy Corporation*	1,500	44,175
Matrix Service Company*	4,400	41,536
Mitcham Industries, Inc.*	2,900	63,336
Parker Drilling Company*	7,800	55,926
Stone Energy Corporation*	1,700	44,846

The accompanying notes are an integral part of these financial statements.

DISCIPLINED SMALL-CAP FUND
Portfolio of Investments as of December 31, 2011

Common Stocks	Shares	Fair Value
Vaalco Energy, Inc.*	6,900	41,676
Willbros Group, Inc.*	12,100	44,407
9.2% – Total For Energy		$570,421
Advance America, Cash Advance Centers, Inc.	5,300	47,435
American Safety Insurance Holdings, Ltd*	2,300	50,025
Amtrust Financial Services, Inc.	1,800	42,750
BGC Partners, Inc.	10,700	63,558
Cash America International, Inc.	900	41,967
CIFC Corporation*	7,500	40,500
CNO Financial Group, Inc.*	6,900	43,539
Crawford and Company, Class B	12,700	78,232
Doral Financial Corporation*	49,800	47,609
First Defiance Financial Corp.	2,900	42,311
GFI Group Inc.	10,200	42,024
Gleacher & Company Incorporated*	32,100	53,928
Independence Holding Company	5,200	42,276
Knight Capital Group, Inc., Class A*	3,500	41,370
Main Street Capital Corporation	2,656	56,413
Ocwen Financial Corporation*	4,100	59,368
Stewart Information Services Corporation	4,500	51,975
SWS Group	8,000	54,960
Taylor Capital Group, Inc.*	5,400	52,488
Tower Bancorp Inc.	1,700	48,518
Towne Bank	3,600	44,064
17.0% – Total For Financial Services		$1,045,310
Akorn, Inc.*	9,400	104,528
Bioscrip, Incorporated*	7,100	38,766
Dusa Pharamaceuticals, Inc.*	10,100	44,238
Genomic Health, Inc.*	2,100	53,319
Greatbatch Inc.*	1,900	41,990
Hi-Tech Pharmacal Co., Inc.*	1,200	46,668
MedAssets, Inc.*	4,300	39,775
Molina Healthcare, Inc.*	2,400	53,592
PDL Biopharma, Inc.	7,100	44,020
Progenics Pharmaceuticals, Inc.*	7,700	65,758
Radnet, Inc.*	14,700	31,311

Common Stocks	Shares	Fair Value
Wellcare Health Plans Inc.*	1,100	57,750
10.1% – Total For Health Care		$621,715
Amtech Systems, Inc.*	2,500	21,275
Brightpoint, Inc.*	6,000	64,560
BroadSoft, Inc.*	1,100	33,220
DDI	4,100	38,253
Electro Rent Corporation	2,900	49,735
Entropic Communications Incorporated*	13,100	66,941
Global Geophysical Services, Inc.*	3,800	25,536
Hackett Group, Inc.*	13,400	50,116
Heartland Payment Systems, Inc.	1,900	46,284
J2 Global, Inc.	1,400	37,030
Keynote Systems, Inc.	2,100	43,134
Kulicke & Soffa Industries, Inc.*	6,400	59,200
PC Connection*	5,700	63,213
Qad Inc., Class A*	3,800	39,900
Rambus, Inc.*	5,000	37,750
Unisys Corporation*	1,800	35,478
United Online, Inc.	7,900	42,976
Viasystems Group, Inc.*	2,800	47,376
Xyratex Ltd Com	3,200	42,624
ZIX Corporation*	14,500	40,890
14.4% – Total For Information Technology		$885,491
Consolidated Water Co. Ltd	5,300	45,474
0.7% – Total For Utilities		$45,474
Total Common Stocks 95.6%		$5,889,040
(Identified Cost $5,737,367)
Real Estate Investment Trusts (REITs)
Associated Estates Realty Corporation	2,600	41,470
CoreSite Realty Corporation	2,800	49,896
CubeSmart	4,100	43,624
Investors Real Estate Trust	6,000	43,770
Monmouth Real Estate Investment Corporation	6,300	57,645
Total REITs 3.8%		$236,405
(Identified Cost $214,794)

The accompanying notes are an integral part of these financial statements.

DISCIPLINED SMALL-CAP FUND
Portfolio of Investments as of December 31, 2011

Cash Equivalents	Shares	Fair Value
First American Government Obligation Fund, Class Z**		35,053
Total Cash Equivalents 0.6%		$35,053
(Identified Cost $35,053)
Total Portfolio Value 100.0%		$6,160,498
(Identified Cost $5,987,214)
Liabilities in Excess of Other Assets 0.0%		$(751)
Total Net Assets 100.0%		$6,159,747
*	Non-income producing security
**	Variable Rate Security; as of December 31, 2011, the yield was 0.00%

The accompanying notes are an integral part of these financial statements.

REALTY FUND
Portfolio of Investments as of December 31, 2011

Common Stock	Shares	Fair Value
Starwood Hotels & Resorts Worldwide, Inc.	2,700	129,519
Total Common Stock: 1.3%		$129,519
(Identified Cost $167,915)
Real Estate Investment Trusts (REITs)
Apartment Investment and Management, Co., Class A	10,088	231,116
Avalon Bay Communities, Inc.	3,909	510,515
BRE Properties, Inc.	3,500	176,680
Equity Residential Properties Trust	5,500	313,665
Essex Property Trust, Inc.	1,870	262,754
United Dominion Realty Trust, Inc.	7,307	183,406
17.5% – Total Apartments		$1,678,136
Annaly Capital Management Inc.	3,750	59,850
Post Properties	4,400	192,368
Vornado Realty Trust	5,061	388,988
6.7% – Total Diversified		$641,206
Health Care Property Investors	7,800	323,154
Health Care REIT	4,200	229,026
5.8% – Total Health Care		$552,180
Camden Property Trust	3,500	217,840
Hospitality Property Trust	8,000	183,840
Host Hotels and Resorts	21,954	324,260
Senior Housing Properties Trust	9,500	213,180
9.8% – Total Lodging and Hotels		$939,120
Plum Creek Timber Co., Inc.	6,000	219,360
2.3% – Total Materials		$219,360
Alexandria Real Estate	3,000	206,910
Biomed Realty Trust	4,000	72,320
Boston Properties, Inc.	5,500	547,800
Corporate Office Properties Trust	2,000	42,520
DCT Industrial Trust, Inc.	18,000	92,160
Digital Realty Trust, Inc.	3,500	233,345
Kilroy Realty Corporation	3,545	134,958
Liberty Property Trust	4,861	150,108
Mack-Cali Realty Corporation	2,500	66,725
Prologis Trust	11,052	315,977
19.4% – Total Office and Industrial		$1,862,823

Real Estate Investment Trusts (REITs)	Shares	Fair Value
CBL & Associates Properties	3,194	50,146
Developers Diversified Realty Corp.	9,380	114,155
Equity One Inc.	7,000	118,860
Federal Realty Investment Trust	2,000	181,500
Kimco Realty Corporation	11,767	191,096
Macerich Company	3,592	181,755
National Retail Properties Inc.	11,500	303,370
Regency Centers Corporation	6,775	254,875
Simon Property Group, Inc.	7,954	1,025,589
SL Green Realty Corp.	2,000	133,280
Tanger Factory Outlet Centers, Inc.	6,000	175,920
28.5% – Total Retail		$2,730,546
Public Storage, Inc.	4,000	537,840
5.6% – Total Storage		$537,840
Total REITs 95.6%		$9,161,211
(Identified Cost $5,735,905)
Cash Equivalents
First American Government Obligation Fund, Class Z*	276,180	276,180
Total Cash Equivalents 2.8%		$276,180
(Identified Cost $276,180)
Total Portfolio Value 99.7%		$9,566,910
(Identified Cost $6,180,000)
Other Assets in Excess of Liabilities 0.3%		$28,039
Total Net Assets 100.0%		$9,594,949
*	Variable Rate Security; as of December 31, 2011, the yield was 0.00%

The accompanying notes are an integral part of these financial statements.

INTERNATIONAL FUND
Portfolio of Investments as of December 31, 2011

Common Stocks	Shares	Fair Value
Agrium Inc.	980	65,768
Air Liquide SA ADR	3,122	76,801
Anglo American PLC ADR	2,870	52,234
Arcelormittal – NY Registered*	1,910	34,743
Asahi Glass Company Limited	6,530	53,938
Asahi Kasei Corporation	6,100	73,505
BASF SE ADR	750	52,298
BHP Billiton LTD ADR	750	52,973
BHP Billiton PLC ADR	1,010	58,974
Cemex S.A. De C.V. ADR*	8,327	44,877
Newcrest Mining Limited ADR	1,700	51,527
Nippon Steel Corporation ADR	2,030	50,080
Norilsk Nickel*	2,315	35,489
Potash Corporation of Saskatchewan Inc.	3,810	157,277
Rio Tinto PLC ADR	1,140	55,769
Sociedad Quimica	940	50,619
Syngenta Ag ADR	560	33,006
Vale S.A.	3,000	64,350
9.6% – Total For Materials		$1,064,228
Abb LTD ADR	2,900	54,607
BAE Systems PLC ADR	5,140	90,772
Canadian National Railway Co.	1,640	128,838
Canadian Pacific Limited Corporation	1,610	108,949
Itochu Corp ADR	3,000	60,420
Keppel Corporation Limited ADR	4,620	65,789
Komatsu LTD ADR	2,660	62,829
Koninklijke Philips El-Ny Shares	3,266	68,423
Mitsubishi Corporation	2,570	102,980
Mitsui & Co., LTD ADR	310	95,945
Sensata Technologies Holding N.V.*	2,100	55,188
Siemens AG	900	86,049
Tata Motor Limited	4,100	69,290
Toppan Printing ADR	1,350	48,600
Volvo AB ADR	6,330	68,617
10.5% – Total For Industrials		$1,167,296
America Movil ADR Series L	3,060	69,156
BT Group PLC	1,600	47,424
China Mobile (Hong Kong) Limited	2,860	138,681

Common Stocks	Shares	Fair Value
Chunghwa Telecom Company Limited	1,440	47,923
Deutsche Telekom AG	5,950	68,128
France Telecom SA ADR	3,196	50,049
KDDI Corporation	4,000	64,400
Millicom International Cellular S. A.	600	60,594
MTN Group Limited ADR	2,390	42,303
Nippon Telegraph And Telephone Corporation ADR	2,850	72,191
Phillipine Long Distance Telephone Company ADR	1,000	57,620
Sk Telecom Company, Limited	3,600	48,996
Telefonica S A ADR	1,890	32,489
Telefonica Brasil – ADR	2,851	77,918
Vivendi	3,391	73,143
Vodafone Group PLC ADR	5,000	140,150
9.9% – Total For Telecommunication Services		$1,091,165
Carrefour SA*	11,580	51,878
Coca-Cola Amatil Limited ADR	2,380	55,525
Coca-Cola Enterprises FEMSA SA ADR	650	61,887
Danone Sponsored ADR	6,073	76,763
Koninklijke Ahold NV ADR	5,300	71,285
L’Oreal – Unsponsored ADR	2,120	44,160
Nestle S A Sponsored ADR	3,500	201,985
Reckitt Benckiser Group PLC	6,800	66,912
Tesco PLC – Sponsored ADR	3,440	64,810
Unilever N.V. (Netherlands)	1,360	46,743
Unilever PLC	4,830	161,902
Wal-Mart De Mexico Sa – Sp ADR	5,140	140,785
9.4% – Total For Consumer Staples		$1,044,635
Adidas AG ADR	2,490	81,199
Arcos Dorados Holdings, Inc.	2,700	55,431
Carnival PLC ADR	2,160	71,129
Daimler Ag	1,950	85,527
Hennes & Mauritz AB ADR	9,700	61,692
Honda Motor Company, LTD ADR	1,940	59,267
Magna International, Inc.	2,500	83,275
Net Servicos De Comunicacao SA ADR*	5,800	55,680
Naspers Limited	1,300	56,550
Marks & Spencer Group PLC	5,000	47,600

The accompanying notes are an integral part of these financial statements.

INTERNATIONAL FUND
Portfolio of Investments as of December 31, 2011

Common Stocks	Shares	Fair Value
Sony Corporation ADR	5,730	103,369
Toyota Motor Corporation ADR	2,510	165,986
Volkswagen AG ADR	1,720	45,907
8.8% – Total For Consumer Discretionary		$972,612
BG Group PLC ADR	670	71,690
BP PLC ADR*	2,270	97,020
CNOOC Limited	990	172,933
Eni S.P.A. ADR	1,770	73,048
Ecopetrol SA ADR	2,000	89,040
Encana Corporation	2,800	51,884
Gazprom Oao ADR*	5,660	60,454
Petrochina Co LTD ADR	1,110	137,984
Petroleo Brasileiro ADR	2,420	60,137
Royal Dutch Shell PLC, Class B	2,560	194,586
SeaDrill LTD	3,800	126,084
Statoil ASA	5,200	133,172
Suncor Energy, Inc.	2,100	60,543
Total SA ADR	2,180	111,420
YPF Sociedad Anonima ADR	1,650	57,222
13.5% – Total For Energy		$1,497,217
Allianz AG*	5,400	51,138
Australia and New Zealand Banking Group Limited	3,440	71,621
Banco Bradesco ADR	2,781	46,387
Banco De Chile	876	71,613
Banco Santander Central Hispano, SA	6,790	51,061
Bank of Montreal	1,240	67,964
Bank of Nova Scotia	1,070	53,297
Barclays PLC ADR	6,350	69,786
BNP Paribas – ADR	1,790	35,173
Cheung Kong Holdings Limited ADR	5,050	59,741
Credit Suisse Group ADR	1,980	46,490
HDFC Bank Limited ADR	2,700	70,956
HSBC Holdings PLC ADR	3,270	124,587
Icici Bank Limited ADR	1,760	46,517
Industrial and Commercial Bank of China Limited	16,050	191,316
Itau Unibanco Holding S.A. ADR	3,102	57,573

Common Stocks	Shares	Fair Value
KB Financial Group, Inc. ADR*	1,296	40,617
Macquarie Group LTD ADR	2,000	48,600
Manulife Financial Corporation	4,420	46,940
Mitsubishi Estate Company LTD ADR	4,000	59,560
Mitsubishi UFJ Financial Group Inc. ADR	14,900	62,431
National Australia Bank Limited ADR	6,040	144,537
ORIX Corporation ADR	1,750	71,785
Prudential PLC ADR	3,900	76,986
Royal Bank of Canada	920	46,883
Sumitomo Corporation ADR	9,380	126,630
Sumitomo Mitsui Financial Group Incorporated	12,920	71,189
Sun Hung Kai Properties Limited ADR	5,450	68,125
Tokio Marine Holdings, Incorporated ADR	3,660	80,520
Toronto Dominion Bank	520	38,901
United Overseas Bank LTD ADR	2,455	57,840
Westpac Banking Corporation Limited ADR	650	66,560
Zurich Financial Services AG ADR*	3,240	73,483
20.7% – Total For Financial Services		$2,296,807
Astrazeneca PLC ADR	1,300	60,177
Bayer AG ADR	2,280	145,464
Dr. Reddy’s Laboratories Limited	2,240	65,923
Novartis AG ADR	2,480	141,782
Novo Nordisk A/S ADR	450	51,867
Roche Holdings Limited ADR	3,760	159,988
Shire PLC ADR	600	62,340
Takeda Pharmaceutical Company Limited	1,820	40,131
Teva Pharmaceuticals	3,770	152,157
7.9% – Total For Health Care		$879,829
ASML Holding N.V.	1,510	63,103
AU Optronics Corp. ADR*	9,300	40,176
Baidu.Com*	600	69,882
Check Point Software Technologies LTD.*	1,720	90,369
Mercadolibre Inc.	710	56,473
Radware LTD*	2,000	58,500

The accompanying notes are an integral part of these financial statements.

INTERNATIONAL FUND
Portfolio of Investments as of December 31, 2011

Common Stocks	Shares	Fair Value
Research In Motion LTD.*	2,470	35,815
Siliconware Precision Industries Company ADR	13,300	57,988
Taiwan Semiconductor Manufacturing Company, Limited ADR	5,560	71,780
Telefonaktiebolaget LM Ericsson	8,050	81,546
United Microelectronics ADR	24,230	51,852
6.1% – Total For Information Technology		$677,484
E.On AG ADR	1,470	31,443
Enel Spa ADR	11,800	47,200
Enersis SA ADR	6,630	116,887
Iberdrola SA ADR	1,567	37,765
RWE AG ADR	1,820	63,573
Veolia Environment ADR	3,019	33,360
3.0% – Total For Utilities		$330,228
Total Common Stocks 99.4%		$11,021,501
(Identified Cost $11,238,187)
Cash Equivalents
First American Government Obligation Fund, Class Z**	57,945	57,945
Total Cash Equivalents 0.5%		$57,945
(Identified Cost $57,945)
Total Portfolio Value 99.9%		$11,079,446
(Identified Cost $11,296,132)
Other Assets in Excess of Liabilities 0.1%		$8,667
Total Net Assets 100.0%		$11,088,113
*	Non-income producing security.
**	Variable Rate Security; as of December 31, 2011, the yield was 0.00%

ADR – American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND
Portfolio of Investments as of December 31, 2011

Fixed Income Securities – Bonds	Face	Fair Value
American Express Centurion Senior Unsecured Notes, 5.550% Due 10/17/2012	1,417,000	1,460,998
American Express, 4.875% Due 07/15/2013	1,400,000	1,464,565
AON Corporation Senior Unsecured Notes, 3.500% Due 09/30/2015	2,150,000	2,208,170
Bank of America Corporation Senior Notes, 7.375% Due 05/15/2014	490,000	508,335
Bank of America Corporation Senior Unsecured Notes, 5.125% Due 11/15/2014	1,455,000	1,449,478
Bank of America Subordinated, 5.420% Due 03/15/2017	1,400,000	1,264,482
BB&T Corporation Subordinated Notes, 4.750% Due 10/01/2012	1,000,000	1,025,401
BB&T Corporation Subordinated Notes, 4.900% Due 06/30/2017	1,030,000	1,097,574
Branch Banking & Trust Subordinated, 5.625% Due 09/15/2016	1,500,000	1,694,891
Citigroup Incorporated Subordinated Notes, 5.000% Due 09/15/2014	2,155,000	2,134,150
Citigroup Incorporated Unsecured Notes, 5.250% Due 02/27/2012	1,500,000	1,506,926
ERP Operating LP Senior Unsecured Notes, 5.125% Due 03/15/2016	1,490,000	1,597,931
JP Morgan Chase & Company Senior Unsecured Notes, 6.000% Due 01/15/2018	2,000,000	2,234,210
Keycorp Senior Unsecured Notes, 5.100% Due 03/24/2021	2,660,000	2,762,304
JP Morgan Co. (Formerly Bank One Corp.), 5.250% Due 01/30/2013	500,000	517,133
Morgan Stanley Senior Unsecured Notes, 5.625% Due 09/23/2019	1,505,000	1,393,749
Morgan Stanley Senior Unsecured Notes, 6.000% Due 05/13/2014	1,500,000	1,515,398
Morgan Stanley Subordinated Notes, 4.750% Due 04/01/2014	500,000	492,802
Northern Trust Company Subordinated Notes, 5.850% Due 11/09/2017*	1,000,000	1,138,461
PNC Funding Corporation Bank Guaranteed Notes, 5.625% Due 02/01/2017	485,000	528,690
PNC Funding Corporation, 5.250% Due 11/15/2015	2,567,000	2,794,439

Fixed Income Securities – Bonds	Face	Fair Value
US Bank NA Subordinated Notes, 4.950% Due 10/30/2014	447,000	486,120
US Bank NA Subordinated Notes, 6.300% Due 02/04/2014	1,980,000	2,174,319
Wachovia Corporation Subordinated Notes, 5.250% Due 08/01/2014	800,000	844,327
Wells Fargo Company Subordinated Notes, 4.950% Due 10/16/2013	1,400,000	1,470,042
18.6% – Corporate Bonds: Bank and Finance		$35,764,895
Air Products & Chemicals Senior Unsecured Notes, 7.250% Due 04/15/2016	1,000,000	1,205,678
Burlington Northern Santa Fe Senior Unsecured Notes, 5.65% Due 05/01/2017	1,585,000	1,829,172
Emerson Electric Corporation Senior Notes, 5.125% Due 12/01/2016	1,700,000	1,968,423
General Electric Capital Corp. Senior Unsecured Notes, 4.375% Due 09/16/2020	3,000,000	3,065,655
General Electric Capital Corp., 5.400% Due 02/15/2017	1,500,000	1,668,470
IBM Corporation Notes, 7.625% Due 10/15/2018	2,260,000	3,037,058
Johnson Controls Incorporated Senior Unsecured Notes, 5.500% Due 01/15/2016	2,108,000	2,358,639
Kroger Company Senior Unsecured Notes, 7.000% Due 05/01/2018	1,500,000	1,841,016
Novartis AG Senior Unsecured Notes, 5.125% Due 02/10/2019	2,070,000	2,436,462
Pepsico Inc. Senior Unsecured Notes, 3.100% Due 01/15/2015	1,985,000	2,103,739
Pepsico Inc. Senior Unsecured Notes, 7.900% Due 11/01/2018	108,000	146,010
Potash Corporation of Saskatchewan Senior Unsecured Notes, 4.875% Due 03/01/2013	1,000,000	1,045,976
Potash Corporation of Saskatchewan Senior Unsecured Notes, 5.250% Due 05/15/2014	1,000,000	1,098,115
Procter & Gamble Company Senior Unsecured Notes, 8.000% Due 10/26/2029	2,165,000	3,337,915
United Technologies Corporation Senior Notes, 5.375% Due 12/15/2017	1,340,000	1,587,179

The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND
Portfolio of Investments as of December 31, 2011

Fixed Income Securities – Bonds	Face	Fair Value
Wal-Mart Stores Senior Unsecured Notes, 7.550% Due 02/15/2030	4,000,000	5,857,648
Williams Partners LP Senior Unsecured Notes, 3.800% Due 02/15/2015	2,443,000	2,564,644
19.3% – Corporate Bonds: Industrials		$37,151,799
AT&T Inc. Senior Unsecured Notes, 6.700% Due 11/15/2013	3,325,000	3,667,139
Duke Energy Carolinas First Mortgage, 5.750% Due 11/15/2013	527,000	573,350
Duke Energy Corporation Senior Unsecured Notes, 6.300% Due 02/01/14	2,475,000	2,731,974
Florida Power & Light Group Capital, 4.850% Due 02/01/2013	798,000	832,731
Georgia Power Company Senior Notes, 5.125% Due 11/15/2012	275,000	285,031
Georgia Power Company, 5.250% Due 12/15/2015	1,000,000	1,136,481
GTE Corporation Debentures 6.940% Due 04/15/2028	35,000	44,129
Gulf Power Company Senior Notes, 5.300% Due 12/01/2016	1,195,000	1,339,063
Midamerican Energy Holdings Senior Unsecured Notes, 3.150% Due 07/15/2012	2,500,000	2,529,620
National Rural Utilities Collateral Trust, 10.375% Due 11/01/2018	1,005,000	1,447,865
National Rural Utilities Collateral Trust, 5.450% Due 04/10/2017	1,810,000	2,056,281
National Rural Utilities Collateral Trust, 5.500% Due 07/01/2013	375,000	401,222
Verizon Communications Senior Unsecured Notes, 6.350% Due 04/01/2019	3,000,000	3,655,521
10.8% – Corporate Bonds: Utilities		$20,700,407
FNMA Notes 15 YR MBS, 5.000% Due 12/01/2019	670,726	724,551
FNMA MBS, 4.000% Due 04/01/2039	7,740,501	8,138,611
FNMA Notes 30 YR MBS, 6.000% Due 08/01/2034	900,174	1,003,585
FNMA Notes MBS, Series 253300, 7.500% Due 05/01/2020	3,407	3,813
FHLMC, 4.500% Due 12/01/2035	3,908,300	4,154,754
FHLMC, Pool 780439, 2.473% Due 04/01/2033	240,854	254,410

Fixed Income Securities – Bonds	Face	Fair Value
FHLMC, CMO Pool 3098 Class KE, 5.500% Due 09/15/2034	1,650,000	1,782,030
FHLMC CMO Pool 2877 Class AL, 5.000% Due 10/15/2024	2,345,807	2,559,901
FHLMC CMO Series 2617 Class DN, 4.500% Due 10/15/2030	91,753	92,024
FHLMC CMO Series 2985 Class GE, 5.500% Due 06/15/2025	1,000,000	1,106,710
FHLMC CMO Series 3287 Class GC, 5.500% Due 08/15/2034	526,484	543,705
FHLMC CMO Series 3499 Class PA, (6.500% 30 Year Collateral) 4.500% Due 08/15/2036	3,784,349	4,045,628
FHLMC CMO Series 3969 Class MP, 4.500% Due 04/15/2039	6,995,000	7,548,298
FHLMC MBS, 8.000% Due 06/01/2030	6,447	7,810
GNMA Pool 2658, 6.500% Due 10/20/2028	61,406	70,259
GNMA II Pool 2945, 7.500% Due 07/20/2030	11,585	13,855
GNMA II JM 30 YR MBS, 5.500% Due 07/20/2038	422,420	462,749
GNMA Pool 780400, 7.000% Due 12/15/2025	7,745	8,974
GNMA Pool 780420, 7.500% Due 08/15/2026	4,366	5,097
GNMA Pool 781397, 5.500% Due 02/15/2017	74,596	80,406
16.9% – Government Agency Obligations – Mortgage Backed Securities		$32,607,170
FFCB, 4.150% Due 03/25/2015	778,000	862,956
FNMA Notes, 2.000% Due 06/28/2016	3,240,000	3,298,375
FNMA Notes, 3.000% Due 07/23/2015	1,000,000	1,011,986
FNMA Notes Step Up Coupon, 1.500% Due 04/18/2016	2,750,000	2,781,996
FNMA CMO Series 2011-141 Class PA, 4.500% Due 02/25/2039	4,000,000	4,333,288
TVA, 7.125% Due 05/01/2030	4,080,000	6,236,513
9.6% – United States Government Agency Obligations		$18,525,114
United States Treasury Note, 4.375% Due 11/15/2039	4,700,000	6,101,921
United States Treasury Note, 3.875% Due 05/15/2018	5,900,000	6,881,795

The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND
Portfolio of Investments as of December 31, 2011

Fixed Income Securities – Bonds	Face	Fair Value
United States Treasury Note, 4.750% Due 05/15/2014	1,700,000	1,877,970
7.7% – United States Government Obligations		$14,861,686
Cuyahoga County OH General Obligation Ltd. – Build America Bonds, 6.034% Due 12/01/2034	3,000,000	3,402,300
Florida Atlantic University Capital Improvement Revenue – Build America Bonds Federally Taxable (Callable 7/1/20 @ $100), 7.439% Due 07/01/2030	2,125,000	2,375,495
Florida Atlantic University Capital Improvement Revenue – Build America Bonds Federally Taxable (Callable 7/1/20 @ $100), 7.589% Due 07/01/2037	2,500,000	2,810,750
Florida Atlantic University Capital Improvement Revenue – Federally Taxable Build America Bonds, 6.249% Due 07/01/2020	1,000,000	1,119,280
Kentucky Asset Liability Commission Revenue – Build America Bond, 1.496% Due 04/1/2012	2,000,000	2,005,360
Kentucky Asset Liability Commission Revenue – Build America Bond, 3.928% Due 04/1/2016	2,480,000	2,642,738
Miami University Ohio General Receipts Revenue – Build America Bonds, 4.807% Due 09/01/2017	1,250,000	1,342,400
State of Ohio Major New Infrastructure Revenue – Build America Bonds, 4.844% Due 12/15/2019	2,450,000	2,811,963
University of Cincinnati Ohio General Receipts Revenue – Build America Bond, 4.325% Due 06/01/2017	1,375,000	1,504,030
University of Cincinnati Ohio General Receipts Revenue – Build America Bond, 5.616% Due 06/01/2025	930,000	1,008,752
Unversity of Texas Revenue – Build America Bond, 2.326% Due 08/15/2014	1,000,000	1,031,200
University of Washington Revenue Build America Bonds, 5.400% Due 06/01/2036	3,000,000	3,561,570
13.3% – Taxable Municipal		$25,615,838

Fixed Income Securities – Bonds	Face	Fair Value
Province of Ontario Senior Unsecured Notes, 2.700% Due 06/16/2015	3,410,000	3,574,430
Province of Ontario Senior Unsecured Notes, 4.100% Due 06/16/2014	1,500,000	1,612,749
2.7% – Sovereign		$5,187,179
Total Fixed Income 98.9%		$190,414,088
(Identified Cost $177,620,541)
Cash Equivalents
First American Government Obligation Fund, Class Z**	382,591	382,591
Total Cash Equivalents 0.2%		$382,591
(Identified Cost $382,591)
Total Portfolio Value 99.1%		$190,796,679
(Identified Cost $178,003,132)
Other Assets in Excess of Liabilities 0.9%		$1,678,229
Total Net Assets: 100.0%		$192,474,908

CMO: Collateralized Mortgage Obligation

FFCB: Federal Farm Credit Bank

FHLMC: Federal Home Loan Mortgage Corporation

FNMA: Federal National Mortgage Association

GNMA: Government National Mortgage Association

MBS: Mortgage Backed Security

TVA: Tennessee Valley Authority

JM: Jumbo

*	This security is restricted for sale, available only to institutional investors. It was purchased on May 11, 2010 for $1,094,630, and is currently valued at $113.846 per unit and represents 0.59% of net assets as of December 31, 2011.
**	Variable Rate Security; as of December 31, 2011, the yield was 0.00%

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of December 31, 2011

Municipal Income Securities – Bonds	Face	Fair Value
Akron Ohio Refunding, 5.000% Due 12/01/2012	200,000	207,026
Cincinnati, OH, General Obligation, 5.000% Due 12/01/2017	75,000	85,625
Gahanna, OH, (AMBAC Insured), 5.000% Due 12/01/2018	400,000	450,152
Mason, OH General Obligation Limited, 4.000% Due 12/01/2020	375,000	420,356
Mentor, OH, General Obligation (MBIA Insured), 5.000% Due 12/01/2015	140,000	159,662
Vandalia Ohio General Obligation Limited Bond, 5.250% Due 12/01/2018	500,000	555,525
Westerville, OH, General Obligation Limited (AMBAC Insured), 5.000% Due 12/01/2024	445,000	502,850
Westerville, OH, General Obligation Limited, 1.750% Due 12/01/2014	100,000	102,577
6.4% – General Obligation – City		$2,483,773
Harris County Texas General Obligation Limited, 5.750% Due 10/01/2025	200,000	257,838
Portage County Ohio General Obligation Limited Bond, 3.000% Due 12/01/2021	270,000	280,949
1.4% – General Obligation – County		$538,787
State of Ohio Common Schools – Series C, 5.000% Due 03/15/2017	120,000	129,376
State of Ohio General Obligation Natural Resources – Series J, 5.000% Due 10/01/2013	300,000	323,889
State of Ohio General Obligation Unlimited Common Schools – Series C, 4.250% Due 09/15/2022	970,000	1,144,367
State of Ohio General Obligation Unlimited Higher Education – Series C, 5.000% Due 08/01/2016	370,000	435,438
State of Ohio General Obligation Unlimited, 3.000% Due 09/01/2014	450,000	477,059
State of Ohio General Obligation, 4.500% Due 05/01/2019	500,000	531,855
State of Ohio General Obligation, 5.000% Due 03/01/2015	385,000	405,809
State of Ohio General Obligation, 5.250% Due 05/01/2012	175,000	177,851
9.3% – General Obligation – State		$3,625,644

Municipal Income Securities – Bonds	Face	Fair Value
Arizona Board of Regents Revenue Arizona State University, 5.750% Due 07/01/2023	300,000	354,129
Bowling Green State University Ohio General Receipt Revenue, 3.000% Due 06/01/2016	300,000	313,491
Florida Atlantic University Finance Corporation Capital Improvement Revenue 5.000% Due 07/01/2016	250,000	278,857
Florida State Board of Governors FL State Univ. Mandatory Student Fee Revenue Series A, 4.000% Due 07/01/2018	600,000	668,814
Kent State University Ohio General Receipt Revenue Series B (Assured Guaranty Insured), 5.000% Due 05/01/2017	500,000	582,780
Miami University Ohio General Receipts Revenue, 4.000% Due 09/01/2023	1,040,000	1,131,135
Ohio State Higher Educational Facilities Revenue – University of Dayton, 5.000% Due 12/01/2018	155,000	180,073
Ohio State University General Receipt Revenue 4.000% Due 12/01/2015	785,000	874,977
Ohio State University General Receipt Revenue Series A, 4.000% Due 12/01/2012	250,000	258,450
Ohio University General Receipts Revenue Bond, 5.000% Due 12/01/2019	135,000	160,456
Pennsylvania State Higher Education Facility Bond – University of Pennsylvania Health System, 5.250% Due 08/15/2026	500,000	549,025
State of Colorado Higher Education Lease Financing Program Certificate of Participation, 5.250% Due 11/01/2023	220,000	247,434
State of Ohio Higher Education Facilities Revenue Case Western Reserve – Series C, 5.000% Due 12/01/2020	155,000	180,214
State of Ohio Higher Education Facilities Revenue University of Dayton, 4.000% Due 12/01/2012	345,000	355,160
State of Ohio Higher Educational Facilities Commission Revenue – Xavier University Project, 2.500% Due 05/01/2013	125,000	126,909

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of December 31, 2011

Municipal Income Securities – Bonds	Face	Fair Value
State of Ohio Higher Educational Facilities Commission Revenue – Xavier University Project, 2.750% Due 05/01/2014	100,000	102,403
State of Ohio Higher Educational Facilities Commission Revenue – Xavier University Project, 5.000% Due 05/01/2016	150,000	168,672
State of Ohio Higher Educational Facilities Revenue (AMBAC Insured), 5.000% Due 08/01/2012	225,000	230,908
University of Cincinnati General Receipts Revenue Series G 5.000% Due 06/01/2017	280,000	324,856
University of Cincinnati General Receipts Revenue, 5.000% Due 06/01/2020	300,000	355,536
University of Cincinnati General Receipts Revenue, 5.000% Due 06/01/2020	250,000	284,700
19.8% – Higher Education		$7,728,979
Franklin County Ohio Hospital Revenue Nationwide Childrens – Series A, 4.500% Due 11/01/2021	335,000	369,475
Hamilton County OH Hospital Facilities Revenue Cincinnati Children’s Hospital, 5.250% Due 05/15/2021	750,000	764,108
Kentucky Economic Development Finance Authority Hospital Facilities Revenue – St. Elizabeth Medical Center, 5.000% Due 05/01/2024	500,000	534,715
Montgomery County, OH, Miami Valley Hospital Series A Revenue, 4.000% Due 11/15/2013	200,000	210,388
State of Ohio Hospital Facilities Revenue Cleveland Clinic, 5.000% Due 01/01/2025	430,000	464,972
6.0% – Hospital/Health Bonds		$2,343,658
Cleveland, OH, Public Power System Revenue, 5.500% Due 11/15/2013	100,000	100,295
Ohio Municipal Generation Agency (AMBAC Insured), 5.000% Due 02/15/2017	325,000	343,873
San Antonio Texas Electric and Gas Revenue, 5.000% Due 02/01/2025	150,000	163,717
1.6% – Revenue Bonds – Electric		$607,885
Mason Ohio Certificate of Participation, 5.000% Due 12/01/2023	750,000	854,498

Municipal Income Securities – Bonds	Face	Fair Value
Cleveland, OH Parking Facilities Revenue Prerefunded (FSA Insured), 4.000% Due 09/15/2015	50,000	54,396
Cleveland, OH Parking Facilities Revenue Unrefunded (FSA Insured), 4.000% Due 09/15/2015	100,000	104,581
Hopkins County KY Public Properties Corp. Judicial Center Project First Mortgage Revenue, 3.000% Due 06/01/2019	300,000	318,213
Newport Kentucky First Mortgage Court Facilities Project Revenue, 4.000% Due 10/01/2026	100,000	104,882
Newport, Kentucky First Mortgage Revenue Court Facilities Project, 4.000% Due 10/01/2025	500,000	527,560
5.0% – Revenue Bonds – Facility		$1,964,130
Butler County, OH Water and Sewer General Obligation Limited, 2.250% Due 12/01/2012	100,000	101,625
Butler County, OH Water and Sewer General Obligation Limited, 3.500% Due 12/01/2017	400,000	442,184
Cleveland, OH, Waterworks Revenue, Series G (MBIA Insured), 5.500% Due 01/01/2013	50,000	50,020
Green County, OH Sewer System Revenue (AMBAC Insured), 5.000% Due 12/01/2018	145,000	165,245
Hamilton County, OH Sewer System Revenue (MBIA Insured), 5.000% Due 12/01/2021	500,000	553,690
Mason, OH Sewer System Revenue (MBIA Insured), 4.850% Due 12/01/2024	340,000	347,024
Nashville and Davidson County TN Water & Sewer, 7.700% Due 01/01/2012	10,000	10,000
North Texas Municipal Water District Water System Revenue, 5.250% Due 09/01/2022	415,000	490,700
State of Ohio Water Development Authority Revenue, 5.000% Due 06/01/2013	250,000	266,137
Washington County, OR Clean Water Services Sewer Revenue Senior Lien Series A, 5.250% Due 10/01/2025	290,000	336,925
7.1% – Revenue Bonds – Water & Sewer		$2,763,550

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of December 31, 2011

Municipal Income Securities – Bonds	Face	Fair Value
Cincinnati Ohio Economic Development Revenue U-Square-the-Loop Project, 3.500% Due 11/01/2024	110,000	111,645
Cincinnati, Ohio Economic Development Revenue, 4.200% Due 11/01/2019	150,000	167,895
Clermont County, OH Transportation Improvement District Revenue 3.875% Due 12/01/2012	250,000	256,715
Cleveland, OH Non Tax Revenue Stadium Project (AMBAC Insured), 5.000% Due 12/01/2014	400,000	436,784
Indianapolis Indiana Local Public Improvement Bond Bank Revenue, 5.000% Due 01/01/2015	430,000	481,604
Kentucky Association of Counties Financing Corporation Revenue, 4.250% Due 02/01/2023	200,000	216,724
State of Florida Board of Education Lottery Revenue, 5.000% Due 07/01/2014	250,000	274,132
5.0% – Other Revenue Bonds		$1,945,499
Barberton, OH City School District General Obligation, (SDCEP Insured), 4.750% Due 12/01/2023	300,000	335,760
Brunswick Ohio School District General Obligation Unlimited, 2.100% Due 12/01/2012	75,000	76,206
Chillicothe, OH City School District General Obligation (FGIC Insured), 4.000% Due 12/01/2018	300,000	326,286
Cincinnati, OH, City School District General Obligation (FGIC Insured), 5.000% Due 12/01/2014	225,000	250,776
Cleveland, OH, Municipal School District, (FGIC Insured), 5.000% Due 12/01/2020	140,000	145,946
Columbus Ohio City School District School Facilities Construction and Improvement General Obligation, 4.000% Due 12/01/2023	175,000	188,832
Delaware, OH, City School District, General Obligation (MBIA Insured), 5.000% Due 12/01/2020	250,000	273,140
Fairfield Ohio City School District General Obligation Unlimited, 5.000% Due 12/01/2020	420,000	513,110

Municipal Income Securities – Bonds	Face	Fair Value
Garrett-Keyser-Butler Indiana Middle School Building Corporation First Mortgage Revenue, 3.000% Due 07/15/2013	290,000	300,208
Green County KY School District Finance Corp. School Building Revenue (State Seek Insured), 2.750% Due 04/01/2017	370,000	387,871
Jackson, OH, Local School District Stark and Summit Counties General Obligation Unlimited (FSA Insured), 5.000% Due 12/01/2014	300,000	326,787
Keller, TX, Independent School District General Obligation Unlimited, 4.500% Due 02/15/2020	250,000	293,402
Kenton County Kentucky School District Finance Corporation School Building Revenue, 4.500% Due 02/01/2025	300,000	316,527
Kentucky Interlocal School Transportation Association Educational Facilities Lease Certificate of Participation, 2.300% Due 12/01/2014	450,000	462,920
Kings Local, OH, 6.350% Due 12/01/2012	15,000	15,769
Kings Local, OH, 6.400% Due 12/01/2013	150,000	165,129
Lakota Ohio Local School District General Obligation, 5.250% Due 12/01/2025	205,000	261,697
Mariemont, OH City School District General Obligation (FSA Insured), 4.400% Due 12/01/2023	515,000	538,844
Marion County KY School District Finance Corporation Revenue, 3.800% Due 10/01/2017	130,000	141,970
Marshall County, KY School District Finance Corporation School Building Revenue, 3.000% Due 03/01/2015	250,000	263,970
Mason, OH City Schools (FGIC Insured), 5.000% Due 12/01/2015	135,000	154,459
Meade County KY School District Finance Corp. School Building Revenue (Natl-RE Seek Insured) 4.000% Due 09/01/2020	155,000	166,070
Medina Ohio City School District General Obligation, 5.000% Due 12/01/2023	280,000	300,908

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of December 31, 2011

Municipal Income Securities – Bonds	Face	Fair Value
Nelsonville York, OH City School District General Obligation (SDCEP Insured), 5.000% Due 12/01/2012	270,000	279,985
Reynoldsburg Ohio City School District General Obligation, 5.000% Due 12/01/2020	200,000	232,894
South Vermillion Indiana School Building Corporation First Mortgage Revenue Sinkable, 3.500% Due 07/15/2013	380,000	393,608
Springboro Ohio City School District General Obligation (AGM Insured) 5.250% Due 12/01/2018	310,000	371,798
St. Marys Ohio School District School Facilities Construction and Improvement General Obligation, 5.000% Due 12/01/2013	200,000	214,982
Sycamore Ohio Community School District General Obligation, 4.375% Due 12/01/2018	400,000	451,760
Sycamore, Ohio, Community Unlimited General Obligation, 5.375% Due 12/01/2013	125,000	135,818
Wayne Trace Ohio Local School District General Obligation (SDCEP Insured), 3.000% Due 12/01/2020	320,000	328,019
Western Reserve Ohio Local School District General Obligation (SDCEP Insured), 4.000% Due 12/01/2022	240,000	262,373
Wyoming Ohio City School District General Obligation Unlimited, 5.750% Due 12/01/2017	460,000	560,206
24.2% – School District		$9,438,030
Kentucky State Property and Buildings Commission Revenue Series A, 5.000% Due 11/01/2012	205,000	212,733
Ohio State Dept of Administrative Services, 4.000% Due 09/01/2012	145,000	148,094
State of Ohio Building Authority (FGIC Insured), 5.000% Due 10/01/2017	420,000	493,710
State of Ohio Building Authority Revenue Administrative Building Fund Series A, 4.000% Due 10/01/2014	175,000	188,949

Municipal Income Securities – Bonds	Face	Fair Value
State of Ohio Building Authority State Facilities Administrative Building Fund Project B, 5.250% Due 10/01/2017	180,000	215,665
State of Ohio Cultural Facilities Revenue (FSA Insured), 5.000% Due 10/01/2012	250,000	258,398
State of Ohio Major New Infrastructure Revenue, 5.500% Due 06/15/2020	200,000	242,394
State of Ohio Major New State Infrastructure Project Revenue, 6.000% Due 06/15/2017	300,000	372,807
State of Ohio Mental Health Facilities Revenue (AMBAC Insured), 5.000% Due 08/01/2012	100,000	102,492
State of Ohio Parks and Recreation Capital Facilities, (FSA Insured), 5.250% Due 02/01/2018	315,000	349,631
6.6% – State Agency		$2,584,873
Iowa Finance Authority Single Family Mortgage Revenue Mortgage Backed Securities Program (GNMA/FNMA/FHLMC Insured), 4.800% Due 07/01/2024	80,000	83,570
Missouri State Housing Development Commission Single Family Mortgage Revenue (GNMA/FNMA/FHLMC Insured), 3.550% Due 05/01/2023	335,000	337,372
Missouri State Housing Development Commission Single Family Mortgage Revenue Series C (GNMA/FNMA/FHLMC Insured), 4.650% Due 09/01/2024	165,000	172,448
Ohio Housing Finance Agency Residential Mortgage Revenue 2009 Series A, 5.550% Due 09/01/2028	390,000	413,533
State of Ohio Housing Finance Agency Residential Mortgage Revenue Series F (FNMA/GNMA/FHLMC Insured), 4.500% Due 09/01/2024	395,000	404,567
State of Ohio Housing Finance Agency Revenue, 5.900% Due 09/01/2023	365,000	379,403
4.6% – Housing		$1,790,893
Total Fixed Income – Municipal Bonds 97.0%		$37,815,701
(Municipal Bonds Identified Cost $35,582,641)

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of December 31, 2011

Cash Equivalents	Face	Fair Value
Federated Ohio Municipal Cash Trust Money Market Fund*	953,092	953,092
Total Cash Equivalents: 2.4%		$953,092
(Cash Equivalents Identified Cost $953,092)
Total Portfolio Value: 99.4%		$38,768,793
(Identified Cost $36,535,733)
Other Assets in Excess of Liabilities 0.6%		$290,281
Total Net Assets 100.0%		$39,059,074

AMBAC – American Municipal Bond Assurance Corporation

MBIA – Municipal Bond Insurance Association

FSA – Financial Sercurity Assurance

SDCEP – Ohio School District Credit Enhancement Program

FGIC – Financial Guaranty Insurance Company

AGM – Assured Guaranty Municipal Mortgage Association

GNMA – Government National Mortgage Association

FNMA – Federal National Mortgage Association

FHLMC – Federal Home Loan Mortgage Corporation

*	Variable Rate Security; as of December 31, 2011, the yield was 0.00%

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
December 31, 2011

STATEMENTS OF ASSETS AND LIABILITIES

	Equity Income Fund	Growth Fund	Disciplined Mid-Cap Fund	Disciplined Small-Cap Fund
Assets:
Investment Securities at Fair Value*	$69,382,749	$51,105,093	$32,934,650	$6,160,498
Dividends and Interest Receivable	86,049	67,643	29,764	4,467
Fund Shares Sold Receivable	91,420	7,368	—	—
Total Assets	$69,560,218	$51,180,104	$32,964,414	$6,164,965
Liabilities:
Accrued Management Fees	$58,277	$43,826	$28,027	$5,215
Fund Shares Redeemed Payable	2,879	1,558	1,267	3
Total Liabilities	$61,156	$45,384	$29,294	$5,218
Net Assets	$69,499,062	$51,134,720	$32,935,120	$6,159,747
Net Assets Consist of:
Paid in Capital	$63,483,720	$55,530,234	$36,873,816	$9,463,778
Accumulated Undistributed Net Investment Income	38,163	—	—	—
Accumulated Net Realized Gain (Loss) from Security Transactions	1,088,055	(7,441,295)	(5,543,130)	(3,477,315)
Net Unrealized Gain On Investments	4,889,124	3,045,781	1,604,434	173,284
Net Assets	$69,499,062	$51,134,720	$32,935,120	$6,159,747
Shares Outstanding (Unlimited Amount Authorized)	4,010,377	2,355,952	1,191,728	548,529
Offering, Redemption and Net Asset Value Per Share	$17.33	$21.70	$27.64	$11.23
*Identified Cost of Securities	$64,493,625	$48,059,312	$31,330,216	$5,987,214

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
December 31, 2011

STATEMENTS OF ASSETS AND LIABILITIES – continued

	Realty Fund	International Fund	Fixed Income Fund	Municipal Income Fund
Assets:
Investment Securities at Fair Value*	$9,566,910	$11,079,446	$190,796,679	$38,768,793
Dividends and Interest Receivable	35,933	18,743	1,813,392	315,761
Fund Shares Sold Receivable	93	217	21,265	0
Total Assets	$9,602,936	$11,098,406	$192,631,336	$39,084,554
Liabilities:
Accrued Management Fees	$7,917	$9,447	$138,704	$21,332
Fund Shares Redeemed Payable	70	846	17,724	4,148
Total Liabilities	$7,987	$10,293	$156,428	$25,480
Net Assets	$9,594,949	$11,088,113	$192,474,908	$39,059,074
Net Assets Consist of:
Paid in Capital	$6,212,027	$11,572,108	$179,681,361	$36,835,691
Accumulated Undistributed Net Investment Income (Loss)	—	(10,800)	—	—
Accumulated Net Realized Gain (Loss) from Security Transactions	(3,988)	(256,509)	—	(9,677)
Net Unrealized Gain (Loss) on Investments	3,386,910	(216,686)	12,793,547	2,233,060
Net Assets	$9,594,949	$11,088,113	$192,474,908	$39,059,074
Shares Outstanding (Unlimited Amount Authorized)	720,520	570,323	11,102,125	2,251,205
Offering, Redemption and Net Asset Value Per Share	$13.32	$19.44	$17.34	$17.35
*Identified Cost of Securities	$6,180,000	$11,296,132	$178,003,132	$36,535,733

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
December 31, 2011

STATEMENTS OF OPERATIONS

	Equity Income Fund	Growth Fund	Disciplined Mid-Cap Fund	Disciplined Small-Cap Fund
	Year Ended 12/31/2011	Year Ended 12/31/2011	Year Ended 12/31/2011	Year Ended 12/31/2011
Investment Income:
Interest	$303	$131	$23	$9
Dividends	1,650,116	676,626	406,959	61,247
Total Investment Income	$1,650,419	$676,757	$406,982	$61,256
Expenses:
Gross Management Fee	$639,799	$390,310	$409,718	$67,527
Net Investment Income (Loss)	$1,010,620	$286,447	$(2,736)	$(6,271)
Realized and Unrealized Gains (Losses):
Net Realized Gain from Security Transactions	$3,968,487	$1,644,985	$5,324,319	$511,837
Net Change in Unrealized Gain / (Loss) on Investments	(3,371,518)	(2,648,363)	(9,233,704)	(994,023)
Net Gain (Loss) on Investments	$596,969	$(1,003,378)	$(3,909,385)	$(482,186)
Net Change in Net Assets from Operations	$1,607,589	$(716,931)	$(3,912,121)	$(488,457)

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
December 31, 2011

STATEMENTS OF OPERATIONS – continued

	Realty Fund	International Fund	Fixed Income Fund	Municipal Income Fund
	Year Ended 12/31/2011	Year Ended 12/31/2011	Year Ended 12/31/2011	Year Ended 12/31/2011
Investment Income:
Interest	$39	$—	$7,499,494	$1,214,543
Dividends	196,169	375,914*	—	—
Total Investment Income	$196,208	$375,914	$7,499,494	$1,214,543
Expenses:
Gross Management Fee	$93,474	$171,471	$1,860,287	$362,546
Management Fee Waiver (See Note #4)	—	(48,993)	(279,043)	(126,891)
Net Expenses	$93,474	$122,478	$1,581,244	$235,655
Net Investment Income	$102,734	$253,436	$5,918,250	$978,888
Realized and Unrealized Gains (Losses):
Net Realized Gain (Loss) from Security Transactions	$71,948	$(256,509)	$1,993,516	$(4,227)
Net Change in Unrealized Gain/Loss on Investment	561,928	(1,957,705)	4,917,081	1,742,578
Net Gain (Loss) on Investments	$633,876	$(2,214,214)	$6,910,597	$1,738,351
Net Change in Net Assets from Operations	$736,610	$(1,960,778)	$12,828,847	$2,717,239
*	Net of foreign tax withholdings of $46,385.

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
December 31, 2011

STATEMENTS OF CHANGES IN NET ASSETS

	Equity Income Fund		Growth Fund		Disciplined Mid-Cap Fund		Disciplined Small-Cap Fund
	Year Ended 12/31/2011	Year Ended 12/31/2010	Year Ended 12/31/2011	Year Ended 12/31/2010	Year Ended 12/31/2011	Year Ended 12/31/2010	Year Ended 12/31/2011	Year Ended 12/31/2010
Operations:
Net Investment Income (Loss)	$1,010,620	$847,061	$286,447	$293,924	$(2,736)	$248,479	$(6,271)	$1,397
Net Realized Gain (Loss) from Security Transactions	3,968,487	1,923,608	1,644,985	(369,349)	5,324,319	7,382,494	511,837	450,107
Net Change in Unrealized Gain (Loss) on Investments	(3,371,518)	2,952,393	(2,648,363)	3,169,101	(9,233,704)	2,749,383	(994,023)	315,886
Net Change in Net Assets from Operations	$1,607,589	$5,723,062	$(716,931)	$3,093,676	$(3,912,121)	$10,380,356	$(488,457)	$767,390
Distributions to Shareholders:
Net Investment Income	$(1,011,492)	$(842,719)	$(333,171)	$(286,282)	$(21,448)	$(264,230)	$0	$(9,064)
Net Realized Gain from Security Transactions	—	—	—	—	—	—	—	—
Return of Capital	—	—	—	—	—	—	—	—
Net Change in Net Assets from Distributions	$(1,011,492)	$(842,719)	$(333,171)	$(286,282)	$(21,448)	$(264,230)	$0	$(9,064)
Capital Share Transactions:
Proceeds From Sale of Shares	$17,072,451	$11,459,524	$2,853,394	$3,850,363	$1,250,858	$1,828,990	$138,920	$257,688
Assets Acquired from:
Dynamic Growth Fund			8,518,040 *
Disciplined Large-Cap Fund			7,480,269 *
Shares Issued on Reinvestment of Distributions	411,862	355,279	202,782	188,950	8,207	91,399	—	1,913
Cost of Shares Redeemed	(6,907,302)	(8,087,619)	(7,016,142)	(7,581,436)	(8,846,512)	(7,048,583)	(610,494)	(521,700)
Net Change in Net Assets from Capital Share Transactions	$10,577,011	$3,707,184	$12,038,343	$(3,542,123)	$(7,587,447)	$(5,128,194)	$(471,574)	$(262,099)
Net Change in Net Assets	$11,173,108	$8,587,527	$10,988,241	$(734,729)	$(11,521,016)	$4,987,932	$(960,031)	$496,227
Net Assets at Beginning of Period	$58,325,954	$49,738,427	$40,146,479	$40,881,208	$44,456,136	$39,468,204	$7,119,778	$6,623,551
Net Assets at End of Period	$69,499,062	$58,325,954	$51,134,720	$40,146,479	$32,935,120	$44,456,136	$6,159,747	$7,119,778
Including accumulated net investment income (loss) of	$38,163	$39,036	$—	$37,741	$—	$—	$—	$—
*	See Note 11

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
December 31, 2011

STATEMENTS OF CHANGES IN NET ASSETS – continued

	Realty Fund		International Fund		Fixed Income Fund		Municipal Income Fund
	Year Ended 12/31/2011	Year Ended 12/30/2010	Year Ended 12/31/2011	Year Ended 12/30/2010	Year Ended 12/31/2011	Year Ended 12/30/2010	Year Ended 12/31/2011	Year Ended 12/30/2010
Operations:
Net Investment Income	$102,734	$103,363	$253,436	$98,487	$5,918,250	$6,136,879	$978,888	$808,615
Net Realized Gain (Loss) from Security Transactions	71,948	603,666	(256,509)	169,102	1,993,516	1,225,055	(4,227)	(5,450)
Net Change in Unrealized Gain (Loss) on Investments	561,928	940,583	(1,957,705)	700,080	4,917,081	2,734,424	1,742,578	(338,306)
Net Change in Net Assets from Operations	$736,610	$1,647,612	$(1,960,778)	$967,669	$12,828,847	$10,096,358	$2,717,239	$464,859
Distributions to Shareholders:
Net Investment Income	$(178,282)	$(172,881)	$(248,384)	$(107,538)	$(5,966,926)	$(6,153,870)	$(988,466)	$(806,750)
Net Realized Gain from Security Transactions	—	(468,982)	(96,716)	(114,666)	(1,965,696)	(1,201,158)	—	—
Return of Capital	—	—	(3,188)	—	(32,841)	—	(323)	—
Net Change in Net Assets from Distributions	$(178,282)	$(641,863)	$(348,288)	$(222,204)	$(7,965,463)	$(7,355,028)	$(988,789)	$(806,750)
Capital Share Transactions:
Proceeds From Sale of Shares	$2,757,530	$196,429	$4,543,297	$3,078,263	$27,919,187	$43,863,521	$10,106,503	$11,522,091
Shares Issued on Reinvestment of Distributions	39,911	516,631	218,835	177,635	3,084,730	2,376,391	23,734	18,690
Cost of Shares Redeemed	(466,393)	(2,471,381)	(1,121,795)	(589,994)	(26,747,739)	(27,204,780)	(5,687,779)	(3,527,409)
Net Change in Net Assets from Capital Share Transactions	$2,331,048	$(1,758,321)	$3,640,337	$2,665,904	$4,256,178	$19,035,132	$4,442,458	$8,013,372
Net Change in Net Assets	$2,889,376	$(752,572)	$1,331,271	$3,411,369	$9,119,562	$21,776,462	$6,170,908	$7,671,481
Net Assets at Beginning of Period	$6,705,573	$7,458,145	$9,756,842	$6,345,473	$183,355,346	$161,578,884	$32,888,166	$25,216,685
Net Assets at End of Period	$9,594,949	$6,705,573	$11,088,113	$9,756,842	$192,474,908	$183,355,346	$39,059,074	$32,888,166
Including accumulated net investment income (loss) of	$—	$—	$(10,800)	$(15,719)	$—	$20,777	$—	$9,527

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
EQUITY INCOME FUND

Selected Data for a Share Outstanding Throughout each Period:

	Year Ended December 31
	2011	2010	2009	2008	2007
Net Asset Value Beginning of Period	$17.14	$15.66	$13.07	$18.58	$17.51
Operations:
Net Investment Income	0.25	0.25	0.24	0.16	0.20
Net Gains (Losses) on Securities (Realized & Unrealized)	0.19	1.48	2.59	(5.51)	1.65
Total Operations	$0.44	$1.73	$2.83	($5.35)	$1.85
Distributions:
Net Investment Income	(0.25)	(0.25)	(0.23)	(0.16)	(0.20)
Net Realized Capital Gains	0.00	0.00	(0.01)	0.00	(0.58)
Total Distributions	($0.25)	($0.25)	($0.24)	($0.16)	($0.78)
Net Asset Value End of Period	$17.33	$17.14	$15.66	$13.07	$18.58
Total Return(a)	2.59%	11.05%	21.66%	(28.75%)	10.54%
Net Assets, End of Period (Millions)	$69.50	$58.33	$49.74	$35.14	$20.97
Ratios(b)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	1.00%	1.00%	1.00%	0.98%	0.95%
Ratio of Net Investment Income to
Average Net Assets before Waiver	1.58%	1.65%	1.85%	1.64%	1.26%
Average Net Assets after Waiver	1.58%	1.65%	1.85%	1.66%	1.31%
Portfolio Turnover Rate	53.70%	42.37%	48.23%	56.47%	43.50%

(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	In 2007 and part of 2008, the Adviser waived a portion of the 1.00% fee to sustain a net contractual fee of 0.95%. The Adviser removed this fee waiver effective May 1, 2008. (Note #4)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
GROWTH FUND

Selected Data for a Share Outstanding Throughout each Period:

	Year Ended December 31
	2011	2010	2009	2008		2007
Net Asset Value Beginning of Period	$22.51	$20.85	$16.85	$26.35		$26.67
Operations:
Net Investment Income	0.12	0.17	0.15	0.17		0.13
Net Gains (Losses) on Securities (Realized & Unrealized)	(0.79)	1.65	3.98	(9.50)		2.86
Total Operations	($0.67)	$1.82	$4.13	($9.33)		$2.99
Distributions:
Net Investment Income	(0.14)	(0.16)	(0.13)	(0.17)		(0.13)
Return of Capital	0.00	0.00	0.00	(0.00	)(a)	0.00
Net Realized Capital Gains	0.00	0.00	0.00	0.00		(3.18)
Total Distributions	($0.14)	($0.16)	($0.13)	($0.17)		($3.31)
Net Asset Value End of Period	$21.70	$22.51	$20.85	$16.85		$26.35
Total Return(b)	(2.97%)	8.74%	24.52%	(35.41%)		11.11%
Net Assets, End of Period (Millions)	$51.13	$40.15	$40.88	$32.56		$53.05
Ratios(c)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%	1.00%	1.00%	1.00%		1.00%
Average Net Assets after Waiver	1.00%	1.00%	1.00%	0.98%		0.95%
Ratio of Net Investment Income to
Average Net Assets before Waiver	0.73%	0.75%	0.84%	0.69%		0.39%
Average Net Assets after Waiver	0.73%	0.75%	0.84%	0.71%		0.44%
Portfolio Turnover Rate	68.21%	48.73%	76.77%	85.40%		57.24%

(a)	Distributions from return of capital amounted to less than $0.05 per share.
(b)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	In 2007 and part of 2008, the Adviser waived a portion of the 1.00% management fee to sustain a net contractual fee of 0.95%. The Adviser removed this fee waiver effective May 1, 2008. (Note #4)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
DISCIPLINED MID-CAP FUND

Selected Data for a Share Outstanding Throughout each Period:

	Year Ended December 31
	2011	2010	2009	2008	2007
Net Asset Value Beginning of Period	$30.74	$24.06	$15.45	$30.70	$31.83
Operations:
Net Investment Income	$0.00	$0.18	$0.10	$0.15	$0.07
Net Gains (Losses) on Securities (Realized & Unrealized)	($3.08)	$6.68	$8.61	($15.22)	$2.06
Total Operations	($3.08)	$6.86	$8.71	($15.07)	$2.13
Distributions:
Net Investment Income	$0.00	($0.18)	($0.10)	($0.15)	($0.07)
Return of Capital	($0.02)	$0.00	$0.00	($0.03)	$0.00
Net Realized Capital Gains	$0.00	$0.00	$0.00	$0.00	($3.19)
Total Distributions	($0.02)	($0.18)	($0.10)	($0.18)	($3.26)
Net Asset Value End of Period	$27.64	$30.74	$24.06	$15.45	$30.70
Total Return(a)	(10.03%)	28.52%	56.39%	(49.07%)	6.62%
Net Assets, End of Period (Millions)	$32.94	$44.46	$39.47	$30.91	$83.56
Ratios(b)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	1.00%	1.00%	1.00%	0.98%	0.95%
Ratio of Net Investment Income (Loss) to
Average Net Assets before Waiver	0.01%	0.61%	0.53%	0.46%	0.14%
Average Net Assets after Waiver	0.01%	0.61%	0.53%	0.48%	0.19%
Portfolio Turnover Rate	94.32%	100.98%	115.74%	110.80%	85.16%

(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	In 2007 and part of 2008, the Adviser waived a portion of the 1.00% management fee to sustain a net contractual fee of 0.95%. The Adviser removed this fee waiver effective May 1, 2008. (Note #4)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
DISCIPLINED SMALL-CAP FUND

Selected Data for a Share Outstanding Throughout each Period:

	Year Ended December 31
	2011	2010	2009		2008	2007
Net Asset Value Beginning of Period	$12.09	$10.79	$8.49		$15.82	$17.52
Operations:
Net Investment Income (Loss)	(0.01)	0.02	0.02		0.02	(0.06)
Net Gains (Losses) on Securities (Realized & Unrealized)	(0.85)	1.30	2.30		(7.32)	(1.64)
Total Operations	($0.86)	$1.32	$2.32		($7.30)	($1.70)
Distributions:
Net Investment Income	0.00	(0.02)	(0.02)		(0.02)	0.00
Return of Capital	0.00	0.00	(0.00	)(a)	(0.01)	0.00
Net Realized Capital Gains	0.00	0.00	0.00		0.00	0.00
Total Distributions	$0.00	($0.02)	($0.02)		($0.03)	$0.00
Net Asset Value End of Period	$11.23	$12.09	$10.79		$8.49	$15.82
Total Return(b)	(7.11%)	12.19%	27.34%		(46.17%)	(9.70%)
Net Assets, End of Period (Millions)	$6.16	$7.12	$6.62		$5.38	$9.80
Ratios(c)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%	1.00%	1.00%		1.00%	1.00%
Average Net Assets after Waiver	1.00%	1.00%	1.00%		0.98%	0.95%
Ratio of Net Investment Income (Loss) to
Average Net Assets before Waiver	(0.09%)	0.02%	0.19%		0.11%	(0.36%)
Average Net Assets after Waiver	(0.09%)	0.02%	0.19%		0.13%	(0.31%)
Portfolio Turnover Rate	160.83%	168.53%	162.28%		169.95%	118.14%

(a)	Distributions from Return of Capital amounted to less than $0.05 per share.
(b)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	In 2007 and part of 2008, the Adviser waived a portion of the 1.00% fee to sustain a net contractual fee of 0.95%. The Adviser removed this fee waiver effective May 1, 2008. (Note #4)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
REALTY FUND

Selected Data for a Share Outstanding Throughout each Period:

	Year Ended December 31
	2011	2010	2009	2008	2007
Net Asset Value Beginning of Period	$12.54	$10.92	$9.30	$16.01	$23.50
Operations:
Net Investment Income	0.32	0.16	0.28	0.28	0.46
Net Return of Capital	0.00	0.10	0.06	0.07	0.10
Net Gains (Losses) on Securities (Realized & Unrealized)	0.71	2.59	1.65	(6.31)	(4.57)
Total Operations	$1.03	$2.85	$1.99	($5.96)	($4.01)
Distributions:
Net Investment Income	(0.25)	(0.29)	(0.28)	(0.28)	(0.46)
Return of Capital	0.00	0.00	(0.09)	(0.12)	0.00
Net Realized Capital Gains	0.00	(0.94)	0.00	(0.35)	(3.02)
Total Distributions	($0.25)	($1.23)	($0.37)	($0.75)	($3.48)
Net Asset Value End of Period	$13.32	$12.54	$10.92	$9.30	$16.01
Total Return(a)	8.25%	26.46%	22.34%	(38.47%)	(17.09%)
Net Assets, End of Period (Millions)	$9.59	$6.71	$7.46	$6.75	$13.45
Ratios(b)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	1.00%	1.00%	1.00%	0.98%	0.95%
Ratio of Net Investment Income to
Average Net Assets before Waiver	1.10%	1.41%	3.17%	2.21%	1.82%
Average Net Assets after Waiver	1.10%	1.41%	3.17%	2.23%	1.87%
Portfolio Turnover Rate	3.19%	0.00%	6.19%	3.31%	13.73%

(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	In 2007 and part of 2008, the Adviser waived a portion of the 1.00% management fee to sustain a net contractual fee of 0.95%. The Adviser removed this fee waiver effective May 1, 2008. (Note #4)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
INTERNATIONAL FUND

Selected Data for a Share Outstanding Throughout each Period:

	Year Ended December 31			Period Ended December 31, 2008**
	2011	2010	2009
Net Asset Value Beginning of Period	$23.50	$21.47	$16.12	$15.00
Operations:
Net Investment Income (Loss)	0.46	0.26	0.20	(0.01)
Net Gains on Securities (Realized & Unrealized)	(3.90)	2.32	5.49	1.13
Total Operations	($3.44)	$2.58	$5.69	$1.12
Distributions:
Net Investment Income	(0.44)	(0.27)	(0.23)	0.00
Net Realized Capital Gains	(0.17)	(0.28)	(0.11)	0.00
Return of Capital	(0.01)	0.00	0.00	0.00
Total Distributions	($0.62)	($0.55)	($0.34)	$0.00
Net Asset Value End of Period	$19.44	$23.50	$21.47	$16.12
Total Return(a)	(14.61% )	12.00%	35.32%	7.47	%(c)
Net Assets, End of Period (Millions)	$11.09	$9.76	$6.35	$1.78
Ratios(b)
Ratio of Expenses to
Average Net Assets before Waiver	1.40%	1.40%	1.40%	1.33	%(d)
Average Net Assets after Waiver	1.00%	1.00%	1.00%	0.95	%(d)
Ratio of Net Investment Income (Loss) to
Average Net Assets before Waiver	1.67%	0.98%	1.36%	(0.98	%)(d)
Average Net Assets after Waiver	2.07%	1.38%	1.76%	(0.60	%)(d)
Portfolio Turnover Rate	24.16%	19.61%	22.12%	0.00%

**	Commencement Date December 8, 2008.
(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	The Adviser waived a portion of the 1.40% management fee to sustain a fee of 1.00%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2012. (Note #4)
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
FIXED INCOME FUND

Selected Data for a Share Outstanding Throughout each Period:

	Year Ended December 31
	2011	2010	2009	2008	2007
Net Asset Value Beginning of Period	$16.89	$16.59	$16.40	$16.12	$15.79
Operations:
Net Investment Income	0.55	0.58	0.61	0.62	0.66
Net Gains (Losses) on Securities (Realized & Unrealized)	0.64	0.41	0.40	0.36	0.33
Total Operations	$1.19	$0.99	$1.01	$0.98	$0.99
Distributions:
Net Investment Income	(0.56)	(0.58)	(0.61)	(0.62)	(0.66)
Net Realized Capital Gains	(0.18)	(0.11)	(0.21)	(0.08)	0.00
Return of Capital	0.00 (a)	0.00	0.00	0.00	0.00
Total Distributions	($0.74)	($0.69)	($0.82)	($0.70)	($0.66)
Net Asset Value End of Period	$17.34	$16.89	$16.59	$16.40	$16.12
Total Return(b)	7.12%	6.02%	6.27%	6.23%	6.40%
Net Assets, End of Period (Millions)	$192.47	$183.36	$161.58	$118.58	$104.19
Ratios(c)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of Net Investment Income to
Average Net Assets before Waiver	3.03%	3.27%	3.66%	3.72%	4.08%
Average Net Assets after Waiver	3.18%	3.42%	3.81%	3.87%	4.23%
Portfolio Turnover Rate	34.41%	29.16%	34.17%	23.99%	12.14%

(a)	Return of Capital is less than $0.005 per share.
(b)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	The Adviser waived a portion of the 1.00% management fee to sustain a fee of 0.85%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2012. (Note #4)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
MUNICIPAL INCOME FUND

Selected Data for a Share Outstanding Throughout each Period:

	Year Ended December 31
	2011	2010	2009	2008	2007
Net Asset Value Beginning of Period	$16.56	$16.68	$16.09	$15.98	$15.91
Operations:
Net Investment Income	0.45	0.45	0.47	0.51	0.55
Net Gains (Losses) on Securities (Realized & Unrealized)	0.80	(0.12)	0.59	0.11	0.07
Total Operations	$1.25	$0.33	$1.06	$0.62	$0.62
Distributions:
Net Investment Income	(0.46)	(0.45)	(0.47)	(0.51)	(0.55)
Net Realized Capital Gains	0.00	0.00	0.00	0.00	0.00
Return of Capital	0.00 (a)	0.00	0.00	0.00	0.00
Total Distributions	($0.46)	($0.45)	($0.47)	($0.51)	($0.55)
Net Asset Value End of Year	$17.35	$16.56	$16.68	$16.09	$15.98
Total Return(b)	7.62%	1.96%	6.61%	3.96%	3.95%
Net Assets, End of Year (Millions)	$39.06	$32.89	$25.22	$14.90	$11.47
Ratios(c)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of Net Investment Income to
Average Net Assets before Waiver	2.35%	2.39%	2.63%	2.96%	3.10%
Average Net Assets after Waiver	2.70%	2.74%	2.98%	3.31%	3.45%
Portfolio Turnover Rate	5.49%	5.28%	4.69%	16.95%	16.08%

(a)	Return of Capital is less than $0.005 per share.
(b)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	The Adviser waived a portion of the 1.00% management fee to sustain a fee of 0.65%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2012. (Note #4)

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2011

1)    Organization

The Equity Income Fund, Growth Fund, Disciplined Mid-Cap Fund, Disciplined Small-Cap Fund, Realty Fund, International Fund, Fixed Income Fund, and Municipal Income Fund (each individually a “Fund” and collectively the “Funds”) are each series of the Johnson Mutual Funds Trust (the “Trust”), and are registered under the Investment Company Act of 1940, as amended, as no-load, open-end investment companies. The net assets of the Dynamic Growth Fund and the Disciplined Large-Cap Fund were merged with the Johnson Growth Fund in a tax-free reorganization on December 16, 2011, and the Dynamic Growth and Disciplined Large-Cap Funds were subsequently closed. See Note 11 for details of the merger. The Johnson Mutual Funds Trust was established as an Ohio business trust under an Agreement and Declaration of Trust dated September 30, 1992. The Growth and Fixed Income Funds began offering their shares publicly on January 4, 1993. The Disciplined Mid-Cap and Municipal Income Funds began offering their shares publicly on May 16, 1994. The Realty Fund began offering its shares publicly on January 2, 1998. The Disciplined Small-Cap Fund and the Equity Income Fund began offering their shares publicly on December 30, 2005. The International Fund began offering its shares publicly on December 8, 2008. All the Funds are managed by Johnson Investment Counsel, Inc. (the “Adviser”).

The investment objective of the Equity Income Fund is above average dividend income and long term capital growth. The investment objective of the Growth Fund is long term capital growth. The investment objective of the Disciplined Mid-Cap Fund is long term capital growth. The investment objective of the Disciplined Small-Cap Fund is long term capital growth. The investment objective of the Realty Fund is above average dividend income and long term capital growth. The Realty Fund invests primarily in Real Estate Investment Trusts (REITS). The investment objective of the International Fund is long term capital growth. The investment objective of the Fixed Income Fund is a high level of income over the long term consistent with preservation of capital. The investment objective of the Municipal Income Fund is a high level of federally tax-free income over the long term consistent with preservation of capital. The Equity Income Fund, Growth Fund, Disciplined Mid-Cap Fund, Disciplined Small-Cap Fund, Realty Fund, International Fund, and Fixed Income Fund are diversified.

The Municipal Income Fund is non-diversified and invests primarily in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Ohio.

2)    Security Valuation and Transactions

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. Generally Accepted Accounting Principles in the United States (“GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

♦	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
♦	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
♦	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2011

2)    Security Valuation and Transactions, continued

Fair Value Measurements:

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity Securities (Common Stock, Real Estate Investment Trusts). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts (ADRs), financial futures, and Exchange Traded Funds (ETFs), and the movement of the certain indices of securities based on a statistical analysis of the historical relationship, and are categorized in Level 2. Other equities traded on inactive markets or valued by reference to similar instruments are also categorized in Level 2.

Corporate Bonds. The fair value of corporate bonds is estimated using market approach valuation techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations for similar securities (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they would be categorized in Level 3.

Municipal Bonds. Municipal Bonds are normally valued using market approach valuation techniques that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Municipal Bonds are categorized in Level 2 of the fair value hierarchy.

Sovereign Bonds. Bonds issued by foreign countries are normally valued using market approach valuation techniques that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Sovereign bonds are categorized in Level 2 of the fair value hierarchy.

U.S. Government Securities. U.S. government securities including U.S. Treasury Obligations are normally valued using market approach valuation techniques that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in Level 2 of the fair value hierarchy.

U.S. Agency Securities. U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage-backed securities. Agency issued debt securities are generally valued in a manner similar to U.S. government securities. Mortgage-backed securities are generally valued using dealer quotations. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.

Money Market. Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (“NAV”) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2011

2)    Security Valuation and Transactions, continued

The following is a summary of the inputs used to value each Fund’s investment securities as of December 31, 2011:

Equity Income Fund	Level 1	Level 2	Level 3	Total
Common Stock:
Materials	$4,201,904	$—	$—	$4,201,904
Industrials	6,282,014	—	—	6,282,014
Telecommunication Services	2,121,941	—	—	2,121,941
Consumer Staples	10,800,729	—	—	10,800,729
Consumer Discretionary	6,914,831	—	—	6,914,831
Energy	12,077,668	—	—	12,077,668
Financial Services	6,316,618	—	—	6,316,618
Health Care	8,390,922	—	—	8,390,922
Information Technology	9,513,135	—	—	9,513,135
Cash Equivalents	2,762,987	—	—	2,762,987
Total	$69,382,749	$—	$—	$69,382,749

Growth Fund	Level 1	Level 2	Level 3	Total
Common Stock:
Materials	$3,898,470	$—	$—	$3,898,470
Industrials	6,371,515	—	—	6,371,515
Telecommunication Services	74,648	—	—	74,648
Consumer Staples	4,233,593	—	—	4,233,593
Consumer Discretionary	4,987,094	—	—	4,987,094
Energy	9,015,589	—	—	9,015,589
Financial Services	4,094,843	—	—	4,094,843
Health Care	7,020,587	—	—	7,020,587
Information Technology	11,221,164	—	—	11,221,164
Real Estate Investment Trust (REIT)	94,122	—	—	94,122
Cash Equivalents	93,468	—	—	93,468
Total	$51,105,093	$—	$—	$51,105,093

Disciplined Mid-Cap Fund	Level 1	Level 2	Level 3	Total
Common Stock:
Materials	$2,228,965	$—	$—	$2,228,965
Industrials	5,543,684	—	—	5,543,684
Telecommunication Services	916,372	—	—	916,372
Consumer Staples	1,190,047	—	—	1,190,047
Consumer Discretionary	4,676,813	—	—	4,676,813
Energy	4,048,346	—	—	4,048,346
Financial Services	4,264,430	—	—	4,264,430
Health Care	3,452,292	—	—	3,452,292
Information Technology	4,467,444	—	—	4,467,444
Utilities	213,681	—	—	213,681
Real Estate Investment Trusts	1,643,498	—	—	1,643,498
Cash Equivalents	289,078	—	—	289,078
Total	$32,934,650	$—	$—	$32,934,650

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2011

2)    Security Valuation and Transactions, continued

Disciplined Small-Cap Fund	Level 1	Level 2	Level 3	Total
Common Stock:
Materials	$308,118	$—	$—	$308,118
Industrials	1,091,220	—	—	1,091,220
Telecommunication Services	83,499	—	—	83,499
Consumer Staples	178,094	—	—	178,094
Consumer Discretionary	1,059,698	—	—	1,059,698
Energy	570,421	—	—	570,421
Financial Services	1,045,310	—	—	1,045,310
Health Care	621,715	—	—	621,715
Information Technology	885,491	—	—	885,491
Utilities	45,474	—	—	45,474
Real Estate Investment Trusts	236,405	—	—	236,405
Cash Equivalents	35,053	—	—	35,053
Total	$6,160,498	$—	$—	$6,160,498

Realty Fund	Level 1	Level 2	Level 3	Total
Common Stock	$129,519	$—	$—	$129,519
REIT – Apartments	1,678,136	—	—	1,678,136
REIT – Diversified	641,206	—	—	641,206
REIT – Healthcare	552,180	—	—	552,180
REIT – Lodging and Hotels	939,120	—	—	939,120
REIT – Materials	219,360	—	—	219,360
REIT – Office and Industrial	1,862,823	—	—	1,862,823
REIT – Retail	2,730,546	—	—	2,730,546
REIT – Storage	537,840	—	—	537,840
Cash Equivalents	276,180	—	—	276,180
Total	$9,566,910	$—	$—	$9,566,910

International Fund	Level 1	Level 2	Level 3	Total
Common Stock:
Materials	$1,064,228	$—	$—	$1,064,228
Industrials	1,167,296	—	—	1,167,296
Telecommunication Services	1,091,165	—	—	1,091,165
Consumer Staples	1,044,635	—	—	1,044,635
Consumer Discretionary	972,612	—	—	972,612
Energy	1,497,217	—	—	1,497,217
Financial Services	2,296,807	—	—	2,296,807
Health Care	879,829	—	—	879,829
Information Technology	677,484	—	—	677,484
Utilities	330,228	—	—	330,228
Cash Equivalents	57,945	—	—	57,945
Total	$11,079,446	$—	$—	$11,079,446

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2011

2)    Security Valuation and Transactions, continued

Fixed Income Fund	Level 1	Level 2	Level 3	Total
Corporate Bonds
Bank and Finance	$—	$35,764,895	$—	$35,764,895
Industrials	—	37,151,799	—	37,151,799
Utilities	—	20,700,407	—	20,700,407
U.S. Government Agency Obligations – Mortgage-Backed	—	32,607,170	—	32,607,170
U.S. Government Agency Obligations	—	18,525,114	—	18,525,114
U.S. Government Obligations	—	14,861,686	—	14,861,686
Taxable Municipal Bonds	—	25,615,838	—	25,615,838
Sovereign Bonds	—	5,187,179	—	5,187,179
Cash Equivalents	382,591	—	—	382,591
Total	$382,591	$190,414,088	$—	$190,796,679

Municipal Income Fund	Level 1	Level 2	Level 3	Total
Municipal Bonds
General Obligation – City	$—	$2,483,773	$—	$2,483,773
General Obligation – County	—	538,787	—	538,787
General Obligation – State	—	3,625,644	—	3,625,644
Higher Education	—	7,728,979	—	7,728,979
Hospital / Health	—	2,343,658	—	2,343,658
Revenue Bonds – Electric	—	607,885	—	607,885
Revenue Bonds – Facility	—	1,964,130		1,964,130
Revenue Bonds – Water & Sewer	—	2,763,550	—	2,763,550
Other Revenue	—	1,945,499	—	1,945,499
School District	—	9,438,030	—	9,438,030
State Agency	—	2,584,873	—	2,584,873
Housing	—	1,790,893	—	1,790,893
Cash Equivalents	953,092	—	—	953,092
Total	$953,092	$37,815,701	$—	$38,768,793

The Funds did not hold any investments at any time during the reporting period in which unobservable inputs were used in determining fair value. Therefore, no reconciliation of Level 3 Securities is included for this reporting period. As of and during the year ended December 31, 2011, no securities were transferred into or out of Level 1 or Level 2. If any transfers between levels would occur, they would be reflected as of the end of year.

According to GAAP, the Funds are required to enhance the disclosures relating to transactions in derivatives and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance, and cash flows. The Funds did not own any derivative instruments as of and during the year ended December 31, 2011.

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2011

3)    Significant Accounting Policies

Investment Income and Realized Capital Gains and Losses on Investment Securities:

Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend and interest income are recorded net of foreign taxes. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Gains and losses on sales of investments are calculated using the specific identification method. Discounts and premiums on securities purchased are amortized over the lives of the respective securities, using the interest method. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of the cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITS”) are reported to the Funds after the end of the calendar year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the calendar year. Estimates are based on the most recent REIT distributions information available.

Income Taxes:

It is the Funds’ policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Funds’ policy to distribute annually, after the end of the calendar year, any remaining taxable income to comply with the special provisions of the Internal Revenue Code available to registered investment companies (“RICs”). Each year the Funds intend to continue to qualify as RICs under Subchapter M of the Internal Revenue Code by making distributions as noted above, and complying with the other requirements applicable to RICs. As a result, no provision for income taxes is required.

Accounting for Uncertainty in Income Taxes:

As of and during the year ended December 31, 2011, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2008.

Distributions:

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on ex-dividend date. The Funds intend to distribute net investment income on a calendar quarter basis. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains, if any, at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds. There were no material reclassifications for the year ended December 31, 2011 for any of the funds.

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2011

4)    Investment Advisory Agreements

The investment advisory agreements provide that the Adviser will pay all of the Funds’ operating expenses, excluding brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), any 12b-1 fees, and extraordinary expenses.

The Adviser received management fees for the year ended December 31, 2011 as indicated below. The Adviser contractually waived part of the management fees for the International Fund, the Fixed Income Fund, and the Municipal Income Fund, as indicated below. The Adviser intends the contractual fee waivers to be permanent for the International, Fixed Income, and Municipal Income Funds, although the Adviser has the right to remove these fee waivers any time after April 30, 2012.

Fund	Fee	Contractual Fee Waiver	Effective Fee Ratio	Management Fee After Waiver	Contractual Waivers	Payable as of December 31, 2011
Equity Income Fund	1.00%	None	1.00%	$639,799	$0	$58,277
Growth Fund	1.00%	None	1.00%	390,310	0	43,826
Disciplined Mid-Cap Fund	1.00%	None	1.00%	409,718	0	28,027
Disciplined Small-Cap Fund	1.00%	None	1.00%	67,527	0	5,215
Realty Fund	1.00%	None	1.00%	93,474	0	7,917
International Fund	1.40%	0.40%	1.00%	122,478	48,993	9,447
Fixed Income Fund	1.00%	0.15%	0.85%	1,581,244	279,043	138,704
Municipal Income Fund	1.00%	0.35%	0.65%	235,655	126,891	21,332

5)    Related Party Transactions

All officers and one trustee of the Johnson Mutual Funds Trust are employees of the Adviser. Total compensation for the independent Trustees as a group was $36,000 for the year ended December 31, 2011, and as a group they received no additional compensation from the Trust. Compensation of the Trustees was paid by the Adviser. The Trust consists of twelve Funds: Equity Income Fund, Growth Fund, Disciplined Mid-Cap Fund, Disciplined Small-Cap Fund, Realty Fund, International Fund, Fixed Income Fund, Municipal Income Fund, JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, JIC Institutional Bond Fund III, and Enhanced Return Fund. The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. At December 31, 2011, client accounts managed by Johnson Investment Counsel, Inc., with full advisory discretion, held in aggregate 58.75% of the Equity Income Fund, 38.39% of the Growth Fund, 61.65% of the Disciplined Mid-Cap Fund, 80.04% of the Disciplined Small-Cap Fund, 77.42% of the Realty Fund, 50.95% of the International Fund, 80.97% of the Fixed Income Fund, and 97.26% of the Municipal Income Fund.

Johnson Financial, Inc. is a wholly-owned subsidiary of the Adviser. Johnson Financial, Inc. provides transfer agency, fund accounting, and administration services to the Funds. These services are paid for by the Adviser.

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2011

6)    Purchases and Sales of Securities

From January 1, 2011 through December 31, 2011, purchases and sales of investment securities aggregated:

	Investment Securities Other Than Short Term Investments and U.S. Government Obligations		U.S. Government Obligations
Fund	Purchases	Sales	Purchases	Sales
Equity Income Fund	$42,256,368	$33,571,268	$0	$0
Growth Fund	35,489,114	26,712,036	0	0
Disciplined Mid-Cap Fund	38,780,295	46,411,857	0	0
Disciplined Small-Cap Fund	10,941,984	11,411,661	0	0
Realty Fund	2,551,754	292,344	0	0
International Fund	6,530,968	2,960,139	0	0
Fixed Income Fund	63,066,473	51,304,334	2,167,812	10,709,520
Municipal Income Fund	5,990,522	1,933,108	0	0

7)    Capital Share Transactions

As of December 31, 2011, there were an unlimited number of shares of beneficial interest authorized for each Fund. Each Fund records purchases of its capital shares at the daily net asset value determined after receipt of a shareholder’s order in proper form. Redemptions are recorded at the net asset value determined following receipt of a shareholder’s written or telephone request in proper form.

	Equity Income Fund		Growth Fund		Disciplined Mid-Cap Fund		Disciplined Small-Cap Fund
	2011	2010	2011	2010	2011	2010	2011	2010
Shares Sold to Investors	982,147	724,197	875,002	183,324	40,646	67,344	11,943	22,507
Shares Issued on Reinvestment of Dividends	23,725	19,573	9,328	8,402	297	2,963	0	157
Subtotal	1,005,872	743,770	884,330	191,726	40,943	70,347	11,943	22,664
Shares Redeemed	(399,193)	(515,421)	(311,677)	(368,919)	(295,311)	(264,825)	(52,166)	(47,955)
Net Change During Period	606,679	228,349	572,653	(177,193)	(254,368)	(194,478	(40,223)	(25,291)
Shares Outstanding:
January 1	3,403,698	3,175,349	1,783,299	1,960,492	1,446,096	1,640,574	588,752	614,043
December 31	4,010,377	3,403,698	2,355,952	1,783,299	1,191,728	1,446,096	548,529	588,752

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2011

7)    Capital Share Transactions, continued

	Realty Fund		International Fund		Fixed Income Fund		Municipal Income Fund
	2011	2010	2011	2010	2011	2010	2011	2010
Shares Sold to Investors	218,277	15,560	194,808	139,620	1,624,465	2,566,060	599,257	682,069
Shares Issued on Reinvestment of Dividends	3,068	41,265	11,303	7,585	178,788	140,319	1,395	1,113
Subtotal	221,345	56,825	206,111	147,205	1,803,253	2,706,379	600,652	683,182
Shares Redeemed	(35,409)	(205,238)	(50,913)	(27,621)	(1,559,044)	(1,587,683)	(335,814)	(208,464)
Net Change During Period	186,936	(148,413)	155,198	119,584	244,209	1,118,696	264,838	474,718
Shares Outstanding:
January 1	534,584	682,997	415,125	295,541	10,857,916	9,739,220	1,986,367	1,511,649
December 31	720,520	534,584	570,323	415,125	11,102,125	10,857,916	2,251,205	1,986,367

8)    Security Transactions

As of December 31, 2011, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Fund	Cost of Securities	Appreciation	(Depreciation)	Net Appreciation/ (Depreciation)
Equity Income Fund	$64,509,668	$7,385,317	$(2,512,236)	$4,873,801
Growth Fund	48,126,908	6,455,580	(3,477,395)	2,978,185
Disciplined Mid-Cap Fund	31,330,216	4,667,901	(3,063,467)	1,604,434
Disciplined Small-Cap Fund	6,089,469	689,361	(618,332)	71,029
Realty Fund	6,183,988	3,604,937	(222,015)	3,382,922
International Fund	11,329,586	1,168,333	(1,418,473)	(250,140)
Fixed Income Fund	178,003,132	13,188,561	(395,014)	12,793,547
Municipal Income Fund	36,535,733	2,249,558	(16,498)	2,233,060

9)    Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2011

10)    Distributions to Shareholders

The tax character of the distributions paid is as follows:

	Tax year	Ordinary Income	Net Realized Long-Term Capital Gain	Net Realized Short-Term Capital Gain	Return of Capital	Total Distributions Paid
Equity Income Fund	2010	$842,719	$0	$0	$0	$842,719
	2011	$1,011,492	$0	$0	$0	$1,011,492
Growth Fund	2010	$286,282	$0	$0	$0	$286,282
	2011	$333,171	$0	$0	$0	$333,171
Disciplined Mid-Cap Fund	2010	$264,230	$0	$0	$0	$264,230
	2011	$21,448	$0	$0	$0	$21,448
Disciplined Small-Cap Fund	2010	$9,064	$0	$0	$0	$9,064
	2011	$0	$0	$0	$0	$0
Realty Fund	2010	$124,694	$517,169	$0	$0	$641,863
	2011	$106,334	$71,948	$0	$0	$178,282
International Fund	2010	$140,462	$81,742	$0	$0	$222,204
	2011	$248,567	$96,533	$0	$3,188	$348,288
Fixed Income Fund	2010	$6,153,870	$1,201,158	$0	$0	$7,355,028
	2011	$5,966,415	$1,428,427	$537,780	$32,841	$7,965,463
Municipal Income Fund	2010	$806,593	$157	$0	$0	$806,750
	2011	$988,466	$0	$0	$323	$988,789

As of December 31, 2011, the following Funds had capital loss carryovers which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. The capital loss carryovers will expire as follows:

	Capital Loss Carryovers to Expire In:					Total Capital Loss Carryover
	2015	2016	2017	2018	Indefinite
Growth Fund	$107,482***	$2,724,863***	$4,120,381	$420,973		$7,373,699
Disciplined Mid-Cap Fund			$5,543,130			$5,543,130
Disciplined Small-Cap Fund		$715,626	$2,659,434			$3,375,060
International					$233,855*	$233,855
Municipal Income Fund				$5,450	$4,227**	$9,677
*	Of these amounts, $208,785 are short-term in nature and can be used to offset future short-term capital gains; $25,070 of these carryforwards are long-term in nature and can be used to offset future long-term capital gains.
**	Of these amounts, $3,651 are short-term in nature and can be used to offset future short-term capital gains; $576 of these carryforwards are long-term in nature and can be used to offset future long-term capital gains.
***	Due to IRC Section 382 limitations, utilization of these carryforwards is limited to a maximum of $566,469 per year.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2011

10)    Distributions to Shareholders, continued

As of December 31, 2011, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Capital Loss Carryover	Long-Term Capital Gain	Unrealized Appreciation	Total Distributable Earnings on a tax basis
Equity Income Fund	$38,163	$—	$1,104,098	$4,873,081	$6,015,342
Growth Fund	—	(7,373,699)	—	2,978,185	(4,395,514)
Disciplined Mid-Cap Fund	—	(5,543,130)	—	1,604,434	(3,938,696)
Disciplined Small-Cap Fund	—	(3,375,060)	—	71,029	(3,304,031)
Realty Fund	—	—	—	3,382,922	3,382,922
International Fund	—	(233,855)	(250,140)	—	(483,995)
Fixed Income Fund	—	—	—	12,793,547	12,793,547
Municipal Income Fund	—	(9,677)	—	2,233,060	2,223,383

11)    Merger of the Growth Fund, the Dynamic Growth Fund and Disciplined Large-Cap Fund

The Growth Fund acquired all of the assets and liabilities of the Dynamic Growth and Disciplined Large-Cap Funds in a tax-free reorganization at the close of business on December 16, 2011 pursuant to an Agreement and Plan of Reorganization approved the by Board of Trustees of the Johnson Mutual Funds Trust on October 19, 2011. The acquisition was accomplished by a tax-free exchange of 639,235 shares of the Dynamic Growth Fund (valued at $13.43 per share) and 561,593 shares of the Disciplined Large-Cap Fund (valued at $13.13 per share) for 749,082 shares of the Growth Fund (valued at $21.30 per share). Each share of the Dynamic Growth Fund was exchanged for 0.63028 shares of the Growth Fund, and each share of the Disciplined Large-Cap Fund was exchanged for .61643 shares of the Growth Fund. The Dynamic Growth Fund’s net assets, on the day of reorganization, were $8,581,931 including $64,102 of unrealized appreciation, and capital loss carryforwards of $2,743,487, and were combined with the Growth Fund’s net assets. The Disciplined Large-Cap Fund’s net assets, on the day of reorganization, were $7,374,939 including $105,330 of unrealized depreciation, and capital loss carryforwards of $2,029,485, and were combined with the Growth Fund’s net assets. The net assets of the Growth Fund, Dynamic Growth Fund and Disciplined Large-Cap Fund immediately before the acquisition were $34,376,401, 8,581,931 and 7,374,939, respectively. The combined net assets immediately after the acquisition were $50,333,271 for 2,362,996 shares outstanding.

Of the capital loss carryforwards mentioned above, $1,207,674 of the Dynamic Growth Fund’s carryforwards and $709,674 of the Disciplined Large-Cap Fund’s carryforwards are limited under IRC Section 382 and will not be available for use in the future by the Growth Fund.

Assuming the reorganization had been completed on January 1, 2011, the beginning of the annual reporting period for all three Funds, the Growth Fund’s pro forma results of operations for the year ended December 31, 2011 are as follows:

Net investment income	$308,576
Net realized gain (loss) on investment transactions	2,170,129
Net change in unrealized appreciation (depreciation) on investments	(2,648,363)
Net increase (decrease) in net assets resulting from operations	$(169,658)

Because the combined investment portfolios have been managed as a single integrated portfolio since the Reorganization has been completed, it is not practicable to separate the amounts of revenue and earnings of the Dynamic Growth and Disciplined Large-Cap Funds that have been included in the Growth Fund’s statement of operations since December 16, 2011.

DISCLOSURE OF EXPENSES (Unaudited)

Shareholders of the Funds incur ongoing operating expenses consisting solely of management fees. The following example is intended to help you understand your ongoing expenses of investing in the Funds and to compare these expenses with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Funds on June 30, 2011 and held through December 31, 2011.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing expenses of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

	Beginning Account Value June 30, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period* July 1, 2011 – December 31, 2011
Johnson Equity Income Fund
Actual Fund Return	$1,000.00	$972.54	$4.97
Hypothetical Return	$1,000.00	$1,020.16	$5.09
Johnson Growth Fund
Actual Fund Return	$1,000.00	$927.86	$4.86
Hypothetical Return	$1,000.00	$1,020.16	$5.09
Johnson Disciplined Mid-Cap Fund
Actual Fund Return	$1,000.00	$831.07	$4.62
Hypothetical Return	$1,000.00	$1,020.16	$5.09
Johnson Disciplined Small-Cap Fund
Actual Fund Return	$1,000.00	$882.86	$4.75
Hypothetical Return	$1,000.00	$1,020.16	$5.09
Johnson Realty Fund
Actual Fund Return	$1,000.00	$985.62	$5.00
Hypothetical Return	$1,000.00	$1,020.16	$5.09
Johnson International Fund
Actual Fund Return	$1,000.00	$832.94	$4.62
Hypothetical Return	$1,000.00	$1,020.16	$5.09
Johnson Fixed Income Fund
Actual Fund Return	$1,000.00	$1,047.15	$4.39
Hypothetical Return	$1,000.00	$1,020.92	$4.33
Johnson Municipal Income Fund
Actual Fund Return	$1,000.00	$1,041.71	$3.35
Hypothetical Return	$1,000.00	$1,021.93	$3.31

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). For the Equity Income, Growth, Dynamic Growth, Large-Cap, Mid-Cap, Small-Cap, Realty and International Funds, the expense ratio is 1.00%, for the Fixed Income Fund, the expense ratio is 0.85% and for the Municipal Income Fund, the expense ratio is 0.65%.

ADDITIONAL INFORMATION

Proxy Disclosure

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent 12-month period ended June 30 are available without charge: (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available, without charge, (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Code of Ethics

The Trust’s Code of Ethics is available on request without charge; please call for your copy at 513-661-3100 or 1-800-541-0170 or write us at:

Johnson Mutual Funds
3777 West Fork Road
Cincinnati OH 45247

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Johnson Mutual Funds Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Johnson Equity Income Fund, Johnson Growth Fund, Johnson Disciplined Mid-Cap Fund, Johnson Disciplined Small-Cap Fund, Johnson Realty Fund, Johnson International Fund, Johnson Fixed Income Fund, and Johnson Municipal Income Fund (the “Funds”), eight of the series constituting the Johnson Mutual Funds Trust, as of December 31, 2011, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Johnson Equity Income Fund, Johnson Growth Fund, Johnson Disciplined Mid-Cap Fund, Johnson Disciplined Small-Cap Fund, Johnson Realty Fund, Johnson Fixed Income Fund, and Johnson Municipal Income Fund and the financial highlights for each of the four periods in the period then ended for the Johnson International Fund. These financial statements and financial highlights are the responsibility of Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Johnson Equity Income Fund, Johnson Growth Fund, Johnson Disciplined Mid-Cap Fund, Johnson Disciplined Small-Cap Fund, Johnson Realty Fund, Johnson International Fund, Johnson Fixed Income Fund, and Johnson Municipal Income Fund, of the Johnson Mutual Funds Trust, as of December 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
February 29, 2012

TRUSTEES AND OFFICERS (Unaudited)

Information pertaining to the Trustees and Officers of the Fund is provided below. Trustees who are not deemed to be interested persons of the Fund, as defined in the Investment Company Act of 1940, are referred to as Independent Trustees. Trustees who are deemed to be “interested persons” of the Fund are referred to as Interested Trustees. The Statement of Additional Information includes additional information about the Funds’ Trustees and may be obtained without charge by calling (513) 661-3100 or (800) 541-0170.

Name, Address and Age	Current Position Held with Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held
Interested Trustee
Timothy E. Johnson (69) 3777 West Fork Road Cincinnati, Ohio 45247	President and Trustee	Since 1992	President and Director of Johnson Investment Counsel, Inc., the Trust’s Adviser, and Professor of Finance at the University of Cincinnati	12	None
Independent Trustees
Ronald H. McSwain (69) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 1992	President of McSwain Carpets, Inc. until 2001; partner of P&R Realty, a real estate development partnership since 1984	12	None
Kenneth S. Shull (82) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 1992	Retired plant engineer at The Procter & Gamble Company	12	None
John R. Green (69) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2006	Retired from The Procter & Gamble Company	12	None
James J. Berrens (46) 3777 West Fork Rd Cincinnati, OH 45247	Trustee	Since 2006	Chief Financial Officer, Christian Community Health Services since Spetember 2010; Controller of MSA, Inc., January 2006 to September 2010	12	None

TRUSTEES AND OFFICERS (Unaudited)

Name, Address and Age	Current Position Held with Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held
Officers
Dale H. Coates (53) 3777 West Fork Road Cincinnati, Ohio 45247	Vice President	Since 1992	Portfolio Manager of the Trust’s Adviser	N/A	N/A
Marc E. Figgins (47) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Financial Officer and Treasurer	Since 2002	Mutual Funds Manager for Johnson Financial, Inc.	NA	NA
Scott J. Bischoff (45) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Compliance Officer	Since 2005	Director of Operations of the Trust’s Adviser	NA	NA
Jennifer J. Kelhoffer (40) 3777 West Fork Road Cincinnati, Ohio 45247	Secretary	Since 2007	Client Service and Compliance Associate for the Adviser since March 2006	NA	NA

Trustees and Officers

Ronald H. McSwain	Independent Trustee, Chairman
Timothy E. Johnson	Trustee, President
James J. Berrens	Independent Trustee
John R. Green	Independent Trustee
Kenneth S. Shull	Independent Trustee
Dale H. Coates	Vice President
Scott J. Bischoff	Chief Compliance Officer
Marc E. Figgins	Chief Financial Officer, Treasurer
Jennifer J. Kelhoffer	Secretary

Transfer Agent and Fund Accountant

Johnson Financial, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
(513) 661-3100 (800) 541-0170

Custodian

U.S. Bank
425 Walnut Street
Cincinnati, OH 45202

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, Ohio 44145-1524

Legal Counsel

Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, Ohio 45202

This report is authorized for distribution to prospective investors only when accompanied or preceded by the Funds' prospectus, which illustrates each Fund's objectives, policies, management fees, and other information that may be helpful in making an investment decision.

Investment Company Act #811-7254

Annual Report

December 31, 2011

♦	JIC Institutional Bond Fund I
♦	JIC Institutional Bond Fund II
♦	JIC Institutional Bond Fund III
♦	Johnson Enhanced Return Fund

Johnson Mutual Funds Trust
3777 West Fork Road  |  Cincinnati, OH  |  45247
(513) 661-3100    (800) 451-0170    fax (513) 661-4901

www.johnsonmutualfunds.com

JOHNSON MUTUAL FUNDS	December 31, 2011

Table of Contents

Our Message to You	1

Performance Review and Management Discussion
JIC Institutional Bond Fund I	2
JIC Institutional Bond Fund II	3
JIC Institutional Bond Fund III	4
Johnson Enhanced Return Fund	5

Portfolio of Investments
JIC Institutional Bond Fund I	6
JIC Institutional Bond Fund II	8
JIC Institutional Bond Fund III	11
Johnson Enhanced Return Fund	13

Statements of Assets and Liabilities	15

Statements of Operations	16

Statements of Change in Net Assets	17

Financial Highlights
JIC Institutional Bond Fund I	18
JIC Institutional Bond Fund II	19
JIC Institutional Bond Fund III	20
Johnson Enhanced Return Fund	21

Notes to the Financial Statements	22

Disclosure of Expenses	29

Additional Information	30

Report of Independent Registered Public Accounting Firm	31

Trustees and Officers Table	32

Trustees, Officers, Transfer Agent, Fund Accountant Custodian, Auditors, Legal Counsel	Back Page

JOHNSON MUTUAL FUNDS	December 31, 2011

February 15, 2012

Dear Shareholder:

We are pleased to present you with the Johnson Mutual Funds Trust (the “Funds”) 2011 Annual Report. On the following pages, we have provided commentary on the performance of each of the Funds for the year as well as the relative performance compared to an appropriate index. The remainder of the report provides the holdings of each Johnson Mutual Fund as well as other financial data and notes.

It was a year of volatility for stocks, as headlines from around the world shook the markets on a seemingly daily basis. The unrest in the Middle East was followed by the horrific tsunami in Japan. We then had the continued bad news about Europe, which shifted into crisis mode in the summer. On top of that, we experienced a downgrade of U.S. debt and a disappointing response from a polarized domestic government. With that backdrop, a negative year for stocks would be a logical outcome. Fortunately, despite the many headwinds, domestic returns managed to inch forward for the year.

After a rough end to the summer, stocks bounced back in the fourth quarter over 11%. This allowed the S&P 500 Index to post a positive return of 2.1% for the year, which basically represents the dividends earned. From a pure price standpoint, the index was almost perfectly flat compared to January’s starting point, which belies the dramatic swings that took place during the year. International stocks bore the brunt of investor pessimism and declined almost 12% for the year. Bonds plugged away and provided a nice total return, as investors sought safety, particularly in U.S. Treasury issuances.

The resiliency of the domestic market was due in large part to corporate earnings, which reached record levels in 2011. Despite a tepid economic recovery and numerous global shocks, domestic companies were able to keep growing profits. This earnings growth, combined with limited price movement in stocks over the last decade, has left valuations fairly attractive. Dividend-paying stocks are compelling today given the low interest rate environment and compressed bond yields. There are examples where the common stock of a company has a dividend yield exceeding its 10-year bond issues.

As we head into 2012, there are certainly many questions waiting to be answered – the situation in Europe, the fragility of our economy, and an election year, just to name a few. As a result, volatility will no doubt continue, and our return expectations for most assets are lower than historical averages in the near term. Diversification and customized portfolio construction are especially critical. We also know that uncertainty is a given in the world today, which brings not only challenges but also opportunities.

We want you to know how much we appreciate the confidence you have placed in us for your investment needs. As always, please feel free to call us at (513)661-3100 or (800)541-0170 with your comments or questions. Thank you.

Sincerely,

Timothy E. Johnson, President

1

Performance Review – December 31, 2011

JIC Institutional Bond Fund I

The JIC Institutional Bond Fund I provided a total return of 2.56% for 2011 compared to a 1.53% return for the Merrill Lynch 1-3 Year (no BBB) Government Corporate Index.

Sluggish economic conditions in the U.S., credit concerns among several sovereign entities and financial institutions – mainly in Europe, and continued growth in fiscal imbalances in all aspects of the government led to lower interest rates throughout the year. The yield spread on many corporate bonds also widened during the year, offsetting some of the value of reduced interest rates. For the year, the Fund outperformed its primary benchmark due to superior name selection, a higher average yield throughout the year than the index, and slightly longer average portfolio duration.

The Fund’s emphasis on A-rated and higher corporate securities and its underweight posture in Treasuries helped to provide a superior income yield than the Merrill Lynch Index. This was positive for relative performance. In addition, the individual corporate holdings in the Fund performed better than those in the index as we focused on higher quality names and avoided all exposure to European securities. The Fund’s maturity structure was slightly longer and we were able to take advantage of “yield curve” roll during the year. This was intentional and added to performance as securities rolled down the slope of the curve toward their eventual maturity date.

As we enter 2012, interest rates on Treasury securities are as low as they have been in more than 50 years. Short maturities barely yield anything and securities with longer maturities yield less than 3%. As a result, we have significantly underweighted Treasuries and instead have focused on high quality corporate and taxable municipal bonds. The yields on these securities are far superior and relatively attractive. Though economic growth is modest, the financial health of many quality companies and municipalities has improved in recent years due to debt reduction and strong internal cash flow. We hold a substantial position in this segment of the bond market. Meanwhile, we remain un-invested in all securities with direct exposure to Europe due to the significant credit problems in that region and the many uncertainties about their resolution. Government Agency securities also provide reasonable returns and the Fund holds some investments in this sector as well.

With economic growth expected to remain sluggish, but positive going forward, the Federal Reserve is likely to keep short-term interest rates very low. This will cause yields of longer duration investments to remain suppressed and the yield curve is not expected to steepen further. But, there are many uncertainties about the outlook and we remain vigilant to the need to make changes in the portfolio. The fiscal picture for the U.S. continues to grow more worrisome and there is the possibility of further deterioration in the credit standing of the U.S. The historic downgrade of this country from AAA by one rating agency has yet to lead to substantive changes in the deficit picture.

Average Annual Total Returns As of December 31, 2011

	JIC Institutional Bond Fund I	Merrill Lynch 1-3 Year Gov't/Corp Index (No BBB)

One Year	2.56%	1.53%
Three Years	3.90%	2.31%
Five Years	4.62%	3.80%
Ten Years	3.95%	3.44%

A high level of income over the long term consistent with capital preservation is the objective of the JIC Institutional Bond Fund I. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Merrill Lynch 1-3 Year Government/Corporate Index with no BBB Rated Bonds is the established benchmark. A shareholder cannot invest directly in the Merrill Lynch 1-3 Year Government/ Corporate Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

2

Performance Review – December 31, 2011

JIC Institutional Bond Fund II

The JIC Institutional Bond Fund II provided a total return of 5.66% for 2011 compared to a 5.48% return for the Merrill Lynch 3-5 Year (no BBB) Government Corporate Index.

Sluggish economic conditions in the U.S., credit concerns among several sovereign entities and financial institutions – mainly in Europe, and continued growth in fiscal imbalances in all aspects of the government led to lower interest rates throughout the year. The yield spread on many corporate bonds also widened during the year, offsetting some of the value of reduced interest rates. For the year, the Fund outperformed its primary benchmark due to superior name selection, a higher average yield throughout the year than the index, and slightly longer average portfolio duration.

The Fund’s emphasis on A-rated and higher corporate securities and its underweight posture in Treasuries helped to provide a superior income yield than the Merrill Lynch Index. This was positive for relative performance. In addition, the individual corporate holdings in the Fund performed better than those in the index as we focused on higher quality names and avoided all exposure to European securities. The Fund’s maturity structure was slightly longer and we were able to take advantage of “yield curve” roll during the year. This was intentional and added to performance as securities rolled down the slope of the curve toward their eventual maturity date.

As we enter 2012, interest rates on Treasury securities are as low as they have been in more than 50 years. Short maturities barely yield anything and securities with longer maturities yield less than 3%. As a result, we have significantly underweighted Treasuries and instead have focused on high quality corporate and taxable municipal bonds. The yields on these securities are far superior and relatively attractive. Though economic growth is modest, the financial health of many quality companies and municipalities has improved in recent years due to debt reduction and strong internal cash flow. We hold a substantial position in this segment of the bond market. Meanwhile, we remain un-invested in all securities with direct exposure to Europe due to the significant credit problems in that region and the many uncertainties about their resolution. Agency mortgage-backed securities also provide reasonable returns and the Fund holds some investments in this sector as well.

With economic growth expected to remain sluggish, but positive going forward, the Federal Reserve is likely to keep short-term interest rates very low. This will cause yields of longer duration investments to remain suppressed and the yield curve is not expected to steepen further. But, there are many uncertainties about the outlook and we remain vigilant to the need to make changes in the portfolio. The fiscal picture for the U.S. continues to grow more worrisome and there is the possibility of further deterioration in the credit standing of the U.S. The historic downgrade of this country from AAA by one rating agency has yet to lead to substantive changes in the deficit picture.

Average Annual Total Returns As of December 31, 2011

	JIC Institutional Bond Fund II	Merrill Lynch 3-5 Year Gov't/Corp Index (No BBB)

One Year	5.66%	5.48%
Three Years	6.08%	5.14%
Five Years	6.40%	5.97%
Ten Years	5.17%	5.19%

A high level of income over the long term consistent with capital preservation is the objective of the JIC Institutional Bond Fund II. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Merrill Lynch 3-5 Year Government/Corporate Index with no BBB Rated Bonds is the established benchmark. A shareholder cannot invest directly in the Merrill Lynch 3-5 Year Government/Corporate Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

3

Performance Review – December 31, 2011

JIC Institutional Bond Fund III

The JIC Institutional Bond Fund III provided a total return of 8.51% for 2011 compared to a 9.62% return for the Merrill Lynch 5-7 Year (no BBB) Government Corporate Index.

Sluggish economic conditions in the U.S., credit concerns among several sovereign entities and financial institutions – mainly in Europe, and continued growth in fiscal imbalances in all aspects of the government led to lower interest rates throughout the year. The yield spread on many corporate bonds also widened during the year, offsetting some of the value of reduced interest rates. The Fund’s underweight to Treasury securities is the primary reason for its lesser performance compared to the Index. The Fund’s superior average yield simply was not enough to offset the total return from a concentrated portfolio of intermediate maturity Treasuries as interest rated declined.

Positively contributing to performance during the year was superior name selection of corporate securities. The individual corporate bonds in the Fund outperformed those in the index as we focused on higher quality names and avoided all exposure to European securities. The Fund’s maturity structure was also additive with a blend of both long and short duration bonds. Interest rates fell more for longer dated investments in 2011 and the bond market’s yield curve flattened. As a result, the somewhat “barbelled” maturity structure of the Fund’s holdings was a slight positive contributor to results.

As we enter 2012, interest rates on Treasury securities are as low as they have been in more than 50 years. Short maturities barely yield anything and securities with longer maturities yield less than 3%. As a result, we have significantly underweighted Treasuries and instead have focused on high quality corporate and taxable municipal bonds. The yields on these securities are far superior and relatively attractive. Though economic growth is modest, the financial health of many quality companies and municipalities has improved in recent years due to debt reduction and strong internal cash flow. We hold a substantial position in this segment of the bond market. Meanwhile, we remain un-invested in all securities with direct exposure to Europe due to the significant credit problems in that region and the many uncertainties about their resolution. Agency mortgage-backed securities also provide reasonable returns and the Fund holds some investments in this sector as well.

With economic growth expected to remain sluggish, but positive going forward, the Federal Reserve is likely to keep short-term interest rates very low. This will cause yields of longer duration investments to remain suppressed and the yield curve is not expected to steepen further. But, there are many uncertainties about the outlook and we remain vigilant to the need to make changes in the portfolio. The fiscal picture for the U.S. continues to grow more worrisome and there is the possibility of further deterioration in the credit standing of the U.S. The historic downgrade of this country from AAA by one rating agency has yet to lead to substantive changes in the deficit picture.

Average Annual Total Returns As of December 31, 2011

	JIC Institutional Bond Fund III	Merrill Lynch 5-7 Year Gov't/Corp Index (No BBB)

One Year	8.51%	9.62%
Three Years	7.71%	6.90%
Five Years	7.68%	7.39%
Ten Years	6.16%	6.39%

A high level of income over the long term consistent with capital preservation is the objective of the JIC Institutional Bond Fund III and the primary assets are investment-grade government and corporate bonds. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Merrill Lynch 5-7 Year Government/Corporate Index with no BBB Rated Bonds is the established benchmark. A shareholder cannot invest directly in the Merrill Lynch 5-7 Year Government/Corporate Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

4

Performance Review – December 31, 2011

Johnson Enhanced Return Fund

The total return for the Johnson Enhanced Return Fund for 2011 was 3.16% compared to 2.11% for the S&P 500 Index.

Good performance from the short duration bonds in the portfolio relative to the cost of holding futures contracts resulted in the superior results for the year. The bond portfolio’s positive performance was attributable to the steep slope of the yield curve and the relatively attractive yields available on short maturity corporate bonds. The Fund’s objective of providing volatility characteristics closely aligned with the Index was also achieved and the monthly correlation of returns was 99.9%.

The Fund achieves its results through a combination of equity index futures contracts and a short duration bond portfolio. The futures provide similar price and volatility compared to the S&P 500 Index while the goal of the bond portfolio is to enhance its return. The Fund’s emphasis on A-rated and higher corporate securities and its underweight posture in Treasuries helped to provide a superior income yield that contributed to its good relative results in 2011. In addition, the individual corporate holdings in the Fund performed well as we focused on high quality names and avoided all exposure to European securities. The Fund’s maturity structure was able to take advantage of “yield curve” roll during the year. This was intentional and added to performance as securities rolled down the slope of the curve toward their eventual maturity date.

As we enter 2012, interest rates on Treasury securities are as low as they have been in more than 50 years. Short maturities barely yield anything and securities with longer maturities yield less than 3%. As a result, we have significantly underweighted Treasuries and instead have focused on high quality corporate and taxable municipal bonds. The yields on these securities are far superior and relatively attractive. Though economic growth is modest, the financial health of many quality companies and municipalities has improved in recent years due to debt reduction and strong internal cash flow. We hold a substantial position in this segment of the bond market. Meanwhile, we remain un-invested in all securities with direct exposure to Europe due to the significant credit problems in that region and the many uncertainties about their resolution. Government Agency securities also provide reasonable returns and the Fund holds some investments in this sector as well.

With economic growth expected to remain sluggish, but positive going forward, the Federal Reserve is likely to keep short-term interest rates very low. This will help to keep the cost of carry on futures contracts modest and will cause yields of longer duration investments to remain suppressed. But there are many uncertainties about the outlook and we remain vigilant to the need to make changes in the portfolio. The fiscal picture for the U.S. continues to grow more worrisome and there is the possibility of further deterioration in the credit standing of the U.S. The historic downgrade of this country from AAA by one rating agency has yet to lead to substantive changes in the deficit picture.

Average Annual Total Returns As of December 31, 2011

	Enhanced Return Fund	S&P 500 Index
One Year	3.16%	2.11%
Three Years	17.17%	14.12%
Five Years	1.19%	-0.25%
Since Inception*	3.46%	2.24%

*Fund Inception was December 30, 2005

Outperforming the Fund’s benchmark, the S&P 500 Index, over a full market cycle is the objective of the Johnson Enhanced Return Fund and the primary assets are stock index futures contracts and short-term investment-grade fixed income securities. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. Six month returns are not annualized. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. A shareholder cannot invest directly in the S&P 500 Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

5

JIC Institutional Bond Fund I	Portfolio of Investments as of December 31, 2011

Fixed Income Securities

Corporate Bonds:	Face Value	Fair Value
Finance
Allstate Corporation Senior Unsecured Notes, 5.000% Due 08/15/14	1,500,000	1,619,717
BB&T Corporation Senior Unsecured Notes, 5.700% Due 04/30/14	210,000	229,863
BB&T Corporation Subordinated Notes, 4.750% Due 10/01/12	1,000,000	1,025,401
Citigroup Incorporated Senior Unsecured Notes, 5.500% Due 10/15/14	1,300,000	1,336,461
Morgan Stanley Senior Unsecured Notes, 6.000% Due 05/13/14	1,000,000	1,010,265
Morgan Stanley Subordinated Notes, 4.750% Due 04/01/14	500,000	492,802
Northern Trust Company Subordinated Notes, 4.600% Due 02/01/13	1,035,000	1,072,285
PNC Funding Corporation Bank Guarantee Notes, 5.250% Due 11/15/15	1,000,000	1,088,601
Travelers Companies Incorporated Senior Unsecured Notes, 6.250% Due 06/20/16	1,023,000	1,192,063
US Bank NA Subordinated Notes, 4.950% Due 10/30/14	500,000	543,759
US Bank NA Subordinated Notes, 6.300% Due 02/04/14	500,000	549,071
Wells Fargo & Company Senior Unsecured Notes, 4.375% Due 01/31/13	500,000	516,887
15.8% - Total Finance		$10,677,175

Industrial
Abbott Laboratories Senior Unsecured Notes, 4.350% Due 03/15/14	1,400,000	1,514,832
Air Products & Chemicals Senior Unsecured Notes, 4.150% Due 02/01/13	1,500,000	1,556,952
Becton Dickenson Senior Unsecured Notes, 1.750% Due 11/08/16	1,195,000	1,203,984
Coca-Cola Company Senior Unsecured Notes, 1.800% Due 09/01/16	1,200,000	1,220,582
3M Company Senior Unsecured Notes, 1.375% Due 09/29/16	1,000,000	1,008,582
Emerson Electric Corporation Senior Notes, 4.625% Due 10/15/12	1,125,000	1,161,063
Eaton Corporation Senior Unsecured Notes, 5.300% Due 03/15/17	1,000,000	1,152,062
General Electric Capital Corp Notes, 6.000% Due 06/15/12	2,000,000	2,045,188
General Electric Company Notes, 5.000% Due 02/01/13	800,000	833,896
IBM Corp Senior Unsecured Notes, 4.750% Due 11/29/12	1,106,000	1,143,926
Pepsico Incorporated Senior Unsecured Notes, 3.100% Due 01/15/15	1,830,000	1,939,467
Praxair Incorporated Senior Unsecured Notes, 4.375% Due 03/31/14	938,000	1,006,107
23.4% - Total Industrial		$15,786,641

Utilities
AT&T Inc. Senior Unsecured Notes, 6.700% Due 11/15/13	1,000,000	1,102,899
Florida Power & Light First Mortgage, 4.850% Due 02/01/13	974,000	1,016,391
Georgia Power Company Senior Unsecured Notes, 6.000% Due 11/01/13	1,441,000	1,573,680
National Rural Utilities Corporation Collateral Trust, 3.050% Due 03/01/16	1,290,000	1,354,944
Verizon Communications Senior Unsecured Notes, 4.350% Due 02/15/13	1,080,000	1,122,596
9.2% - Total Utilities		$6,170,510

United States Government Agency Obligations
FHLB, 4.875% Due 12/14/12	2,500,000	2,607,855
FHLMC, 1.500% Due 09/21/16	770,000	772,182
FNMA Step Up Coupon, 1.125% Due 02/24/16	3,250,000	3,253,507
FNMA Step Up Coupon, 1.500% Due 04/18/16	1,500,000	1,517,453
FNMA Step Up Coupon, 2.000% Due 03/26/15	2,500,000	2,525,425
FNMA, 2.000% Due 06/28/16	2,500,000	2,545,043
FNMA, 3.000% Due 07/23/15	2,500,000	2,529,965
23.4% - Total United States Government Agency Obligations		$15,751,430

United States Government Agency Obligations - Mortgage-Backed Securities
GNMA CMO Pool 2004-95 Class QA, 4.500% Due 03/20/34	297,043	320,512
0.5% - Total United States Government Agency Obligations- Mortgage-Backed Securities		$320,512

United States Government Treasury Obligations
United States Treasury Note, 2.125% Due 05/31/15	1,500,000	1,583,790
United States Treasury Note, 4.000% Due 11/15/12	2,000,000	2,066,954
United States Treasury Note, 4.125% Due 08/31/12	1,900,000	1,950,396
United States Treasury Note, 4.250% Due 08/15/15	2,500,000	2,833,400
12.5% - Total United States Government Treasury Obligations		$8,434,540

The accompanying notes are an integral part of these financial statements.

6

JIC Institutional Bond Fund I	Portfolio of Investments as of December 31, 2011

Taxable Municipal Bonds
Kentucky Asset Liability Commission Revenue, 2.939 % Due 04/01/14	1,500,000	1,538,295
State of Kentucky Property & Buildings Commission Revenue
Build America Bonds, 4.077% Due 11/01/15	1,410,000	1,531,317
State of Ohio Higher Education Facilities Commission Taxable Hospital Revenue
Cleveland Clinic Health System, 2.731% Due 01/01/17	1,110,000	1,115,650
State of Ohio General Obligation Unlimited Build America Bond, 1.970% Due 05/01/15	1,470,000	1,510,631
Unversity of Texas Revenue - Build America Bond, 2.326% Due 08/15/14	1,500,000	1,546,800
10.7% - Total Taxable Municipal Bonds		$7,242,693

Sovereign Bonds
Province of Ontario Senior Unsecured Note, 2.700% Due 06/16/15	1,500,000	1,572,330
2.3% - Total Sovereign Bonds		$1,572,330

Total Fixed Income Securities 97.8%		$65,955,831
(Identified Cost $64,795,021)

Cash Equivalents
First American Government Obligation Fund, Class Z*	996,493	996,493
Total Cash Equivalents 1.5%		$996,493
(Identified Cost $996,493)

Total Portfolio Value 99.3%		$66,952,324
(Identified Cost $65,791,514)

Other Assets in Excess of Liabilities 0.7%		$483,581

Total Net Assets 100.0% 100.0%		$67,435,905

* Variable Rate Security; as of December 31, 2011, the yield was 0.00%
CMO - Collateralized Mortgage Obligation
FHLB - Federal Home Loan Bank
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

7

JIC Institutional Bond Fund II	Portfolio of Investments as of December 31, 2011

Fixed Income Securities

Corporate Bonds:	Face Value	Fair Value
Finance
Bank of America Corporation Senior Notes, 7.375% Due 05/15/14	300,000	311,225
Bank of America Subordinated Notes, 5.420% Due 03/15/17	1,000,000	903,201
Branch Banking & Trust Subordinated Notes, 5.625% Due 09/15/16	1,000,000	1,129,927
Citigroup Incorporated Notes, 6.000%, 02/21/12	750,000	754,214
Citigroup Incorporated Subordinated Notes, 5.000%, 09/15/14	1,000,000	990,325
JP Morgan Chase and Company Senior Unsecured Notes, 6.000% Due 01/15/18	1,000,000	1,117,105
Key Bank NA Subordinated Notes, 5.800% Due 07/01/14	1,056,000	1,128,128
Morgan Stanley Senior Unsecured Notes, 5.625% Due 09/23/19	1,000,000	926,079
Morgan Stanley Subordinated Notes, 4.750% Due 04/01/14	490,000	482,946
PNC Bank NA Subordinated Notes, 5.250% Due 01/15/17	1,000,000	1,084,824
US Bank NA Subordinated Notes, 4.950% Due 10/30/14	1,115,000	1,212,581
Wachovia Corp. Subordinated Notes, 5.250% Due 08/01/14	1,180,000	1,245,383
Wells Fargo Company Subordinated Notes, 4.950% Due 10/16/13	1,000,000	1,050,030
18.1% - Total Finance		$12,335,968

Industrial
Air Products & Chemicals Senior Unsecured Notes, 7.250% Due 04/15/16	1,000,000	1,205,678
Dover Corporation Senior Unsecured Notes, 4.875% Due 10/15/15	1,140,000	1,289,268
Emerson Electric Company Senior Unsecured Notes, 5.000% Due 12/15/14	1,250,000	1,384,754
General Electric Capital Corporation Senior Unsecured Notes, 4.375% Due 09/16/20	1,500,000	1,532,827
General Electric Capital Corporation Senior Unsecured Notes, 5.625% Due 09/15/17	500,000	553,388
IBM Corporation Senior Unsecured Notes, 4.750% Due 11/29/12	1,100,000	1,137,720
The Coca-Cola Company Senior Unsecured Notes, 1.800% Due 09/01/16	1,000,000	1,017,152
Novartis AG Senior Unsecured Notes, 5.125% Due 02/10/19	1,000,000	1,177,035
Pepsico Incorporated Senior Unsecured Notes, 7.900% Due 11/01/18	215,000	290,668
Praxair Incorporated Senior Unsecured Notes, 5.200% Due 03/15/17	1,000,000	1,153,552
United Technologies Corporation Senior Notes, 5.375% Due 12/15/17	1,465,000	1,735,237
Wal-Mart Stores Incorporated Senior Unsecured Notes, 5.800% Due 02/15/18	600,000	734,160
Wal-Mart Stores Incorporated Senior Unsecured Notes, 7.550% Due 02/15/30	500,000	732,206
20.5% - Total Industrial		$13,943,645

Utilities
Alabama Power Company Senior Notes, 5.200% Due 01/15/16	715,000	816,193
AT&T Inc. Senior Unsecured Notes, 6.700% Due 11/15/13	1,000,000	1,102,899
Georgia Power Company Senior Notes, 5.125% Due 11/15/12	685,000	709,987
National Rural Utilities Corporation Collateral Trust, 10.375% Due 11/01/18	500,000	720,331
National Rural Utilities Corporation Collateral Trust, 3.050% Due 03/01/16	700,000	735,241
Verizon Communications Senior Unsecured Notes, 5.500% Due 02/15/18	1,100,000	1,284,087
7.9% - Total Utilities		$5,368,738

United States Government Agency Obligations
FHLB, 5.375% Due 05/18/16	500,000	593,586
FNMA Step Up Coupon, 2.000% Due 03/26/15	2,500,000	2,525,425
FNMA, 2.000% Due 06/28/2016	2,500,000	2,545,043
TVA, 6.250% Due 12/15/17	825,000	1,050,770
TVA, 7.140% Due 05/23/12	150,000	153,917
10.1% - Total United States Government Agency Obligations		$6,868,741

United States Government Agency Obligations - Mortgage Backed Securities
FHLMC CMO Pool 2963 Cl. DM, 5.500% Due 08/15/33	1,875,000	2,006,512
FHLMC 15 Year MBS, 4.000% Due 07/01/25	2,751,254	2,888,310
FHLMC CMO Series 2985 Class GE, 5.500% Due 06/15/25	800,000	885,368
FNMA 30 Year MBS, 4.000% Due 04/01/39	1,923,105	2,022,015
11.5% - Total United States Government Agency Obligations - Mortgage Backed Securities		$7,802,205

The accompanying notes are an integral part of these financial statements.

8

JIC Institutional Bond Fund II	Portfolio of Investments as of December 31, 2011

United States Government Treasury Obligations
United States Treasury Bond, 4.000% Due 02/15/14	2,000,000	2,157,188
United States Treasury Bond, 4.500% Due 11/15/15	1,500,000	1,724,766
United States Treasury Note, 2.125% Due 05/31/15	1,600,000	1,689,376
United States Treasury Note, 3.125% Due 04/30/17	1,000,000	1,113,906
United States Treasury Note, 4.125% Due 05/15/15	2,000,000	2,243,906
13.1% - Total United States Government Treasury Obligations		$8,929,142

Sovereign Bonds
Province of Ontario (Canada) Senior Unsecured Notes, 2.300% Due 05/10/16	1,000,000	1,029,803
Province of Ontario (Canada) Senior Unsecured Notes, 4.950% Due 11/28/16	1,000,000	1,150,810
3.2% - Total Sovereign Bonds		$2,180,613

Taxable Municipal Bonds
Bowling Green State University Ohio Revenue Build America Bond, 5.330% Due 06/01/20	725,000	824,260
Cincinnati Ohio General Obligation, 5.300% Due 12/01/20	1,000,000	1,028,770
Florida Atlantic University Capital Improvement Revenue - Build America Bonds, 7.589% Due 07/01/37	1,000,000	1,124,300
Kentucky Asset Liability Commission Revenue Build America Bonds, 4.104% Due 04/01/19	1,000,000	1,091,720
Kentucky Asset Liability Commission Revenue, 5.339 % Due 04/01/22	300,000	329,676
University of Cincinnati Ohio General Receipts Revenue Build America Bond, 5.117% Due 06/01/21	1,435,000	1,574,181
University of North Carolina Chapel Hill Hospital Revenue Build America Bonds, 3.539% Due 02/01/17	1,315,000	1,415,440
10.9% - Total Taxable Municipal Bonds		$7,388,347

Non-Taxable Municipal Bonds
Miami University Ohio General Receipts Revenue, 4.000% Due 09/01/16	1,000,000	1,119,650
1.6% - Non-Total Taxable Municipal Bonds		$1,119,650

Total Fixed Income Securities 96.9%		$65,937,049
(Identified Cost $62,469,990)

Cash Equivalents
First American Government Obligation Fund, Class Z*	1,549,852	1,549,852
Total Cash Equivalents 2.3%		$1,549,852
(Identified Cost $1,549,852)

Total Portfolio Value 89.1%		$67,486,901
(Identified Cost $64,019,842)

The accompanying notes are an integral part of these financial statements.

9

JIC Institutional Bond Fund II	Portfolio of Investments as of December 31, 2011

Other Assets in Excess of Liabilities 0.8%	$553,666

Total Net Assets 100%	$68,040,567

* Variable Rate Security; as of December 31, 2011, the yield was 0.00%
CMO - Collateralized Mortgage Obligation
FHLB - Federal Home Loan Bank
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
MBS - Mortgage Backed Security
TVA - Tennessee Valley Authority

The accompanying notes are an integral part of these financial statements.

10

JIC Institutional Bond Fund III	Portfolio of Investments as of December 31, 2011

Fixed Income Securities

Corporate Bonds:	Face Value	Fair Value
Finance
Bank of America Subordinated Notes, 5.420% Due 03/15/17	1,000,000	903,201
Branch Banking & Trust Subordinated Notes, 5.625% Due 09/15/16	1,000,000	1,129,927
Citigroup Incorporated Notes, 6.000% Due 02/21/12	750,000	754,213
J.P. Morgan and Company Subordinated Notes (Formerly Bank One), 5.250% Due 01/30/13	1,000,000	1,034,266
Morgan Stanley Subordinated Notes, 4.750% Due 04/01/14	1,000,000	985,604
Progressive Corporation Senior Notes, 6.375% Due 01/15/12	500,000	500,649
Travelers Companies Incorporated Senior Unsecured Notes, 5.900% Due 06/02/19	451,000	536,561
US Bank Subordinated Notes, 4.800% Due 04/15/15	1,500,000	1,639,026
Wachovia Corporation Subordinated Notes, 5.250% Due 08/01/14	980,000	1,034,301
Wells Fargo Company Subordinated Notes, 4.950% Due 10/16/13	1,650,000	1,732,549
16.9% - Total Finance		$10,250,297

Industrial
Abbott Laboratories Senior Unsecured Notes, 5.875% Due 05/15/16	1,000,000	1,174,260
Dover Corporation Senior Unsecured Notes, 5.450% Due 03/15/18	1,000,000	1,176,322
Emerson Electric Corporation Senior Notes, 5.375% Due 10/15/17	1,117,000	1,316,248
General Electric Capital Corporation Senior Unsecured Notes, 4.375% Due 09/16/20	1,405,000	1,435,748
General Electric Company Notes, 5.000% Due 02/01/13	500,000	521,185
IBM Corporation Senior Unsecured Notes, 5.700% Due 09/14/17	1,820,000	2,206,543
McDonald's Corporation, 5.300% Due 03/15/17	1,210,000	1,438,504
Pepsico Incorporated Senior Unsecured Notes, 5.000% Due 06/01/18	1,056,000	1,228,519
Procter & Gamble Company, 5.500% Due 02/01/34	1,000,000	1,280,683
United Technologies Corporation Senior Notes, 5.375% Due 12/15/17	1,000,000	1,184,462
Wal-Mart Stores Incorporated Senior Unsecured Notes,7.550% Due 02/15/30	1,500,000	2,196,618
25.0% - Total Industrial		$15,159,092

Utilities
Alabama Power Company Senior Notes, 5.200% Due 1/15/16	715,000	816,193
Georgia Power Company Senior Unsecured Notes, 5.700% Due 06/01/17	425,000	504,908
National Rural Utilities Corporation Collateral Trust, 3.050% Due 03/01/16	400,000	420,138
National Rural Utilities Corporation Collateral Trust, 5.450% Due 04/10/17	800,000	908,854
Verizon Communications Senior Unsecured Notes, 5.500% Due 02/15/18	1,000,000	1,167,352
6.3% - Total Utilities		$3,817,445

Sovereign Bonds
Province of Ontario (Canada) Senior Unsecured Notes, 3.000% Due 07/16/18	1,750,000	1,840,534
3.1% - Total Sovereign Bonds		$1,840,534

United States Government Agency Obligations
FFCB, 5.875% Due 10/03/16	2,025,000	2,460,985
FHLB, 5.130% Due 05/24/13	800,000	853,424
FHLB, 5.500% Due 12/11/13	1,000,000	1,098,074
TVA, 4.875% Due 12/15/16	500,000	587,921
TVA, 6.250% Due 12/15/17	500,000	636,830
TVA, 7.125% Due 05/01/30	1,500,000	2,292,835
13.1% - Total United States Government Agency Obligations		$7,930,069

United States Government Agency Obligations - Mortgage Backed Securities
FHLMC., Gold 30 Year Mortage Backed, 4.500% Due 12/01/35	1,346,960	1,431,898
FHLMC., Pool 2985 Class GE, 5.500% Due 06/15/25	700,000	774,697
FHLMC CMO, Series 3289 Class ND, 5.500% Due 06/15/35	875,000	952,239
FNMA 30 Year MBS, 4.000% Due 04/01/39	1,923,106	2,022,015
GNMA, 5.500% Due 02/15/17	74,597	83,175
8.7% - Total United States Government Agency Obligations - Mortgage Backed Securities		$5,264,024

United States Government Treasury Obligations
United States Treasury Bond, 4.500% Due 02/15/16	2,000,000	2,312,656

The accompanying notes are an integral part of these financial statements.

11

JIC Institutional Bond Fund III	Portfolio of Investments as of December 31, 2011

United States Treasury Note, 2.125% Due 05/31/15	1,000,000	1,055,860
United States Treasury Note, 3.500% Due 02/15/39	900,000	1,012,500
United States Treasury Note, 3.750% Due 08/15/41	750,000	882,070
United States Treasury Note, 4.125% Due 05/15/15	1,100,000	1,234,148
United States Treasury Note, 4.625% Due 02/15/17	800,000	949,438
12.3% - Total United States Government Treasury Obligations		$7,446,672

Taxable Municipal Bonds
Bowling Green State University Ohio Revenue Build America Bond, 5.330% Due 06/01/20	750,000	852,682
Florida Atlantic University Capital Improvement Revenue - Build America Bonds, 7.589% Due 07/01/37	1,785,000	2,006,875
Kentucky Asset Liability Commission Revenue, 2.939 % Due 04/01/14	1,400,000	1,435,742
Miami University Ohio General Receipts Revenue Build America Bond, 5.263% Due 09/01/18	1,000,000	1,087,110
State of Ohio Major New Infrastructure Revenue Build America Bond, 4.994% Due 12/15/20	850,000	976,922
University of Cincinnati Ohio General Receipts Revenue Build America Bond, 4.667% Due 06/01/18	1,000,000	1,105,670
12.3% Total Taxable Municipal Bonds		$7,465,001

Total Fixed Income Securities 97.7%		$59,173,134
(Identified Cost $53,915,331)

Cash Equivalents
First American Government Obligation Fund, Class Z*	795,533	795,533
Total Cash Equivalents 1.3%		$795,533
(Identified Cost $795,533)

Total Portfolio Value 99.0%		$59,968,667
(Identified Cost $54,710,863)

Other Assets In Excess of Liabilities 1.0%		$603,956

Total Net Assets 100.0%		$60,572,623

* Variable Rate Security; as of December 31, 2011, the yield was 0.00%
CMO - Collateralized Mortgage Obligation
FFCB - Federal Farm Credit Bank
FHLB - Federal Home Loan Bank
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage Association
MBS - Mortgage Backed Security
TVA - Tennessee Valley Authority

The accompanying notes are an integral part of these financial statements.

12

Johnson Enhanced Return Fund	Portfolio of Investments as of December 31, 2011

Fixed Income Securities

Corporate Bonds	Face Value	Fair Value
Finance
Allstate Corporation Senior Unsecured Notes, 6.200% Due 05/16/14	1,000,000	1,115,883
Aon Corporation Senior Unsecured Notes, 3.500% Due 09/30/15	1,000,000	1,027,056
Citigroup Incorporated Subordinated Notes, 5.000% Due 09/15/14	1,000,000	990,325
Fifth Third Bancorp Senior Unsecured Notes, 3.625% Due 01/25/16	1,000,000	1,014,592
JP Morgan Chase and Company Senior Unsecured Notes, 4.750% Due 05/01/13	500,000	522,877
Key Bank NA Subordinated Notes, 5.450% Due 03/03/16	1,000,000	1,076,190
PNC Funding Corporation Bank Guarantee Note, 5.250% Due 11/15/15	1,000,000	1,088,601
Progressive Corporation Senior Notes, 6.375% Due 01/15/12	355,000	355,461
US Bank NA Subordinated Notes, 6.300% Due 02/04/14	1,030,000	1,131,085
Wells Fargo & Company Senior Unsecured Notes, 4.375% Due 01/31/13	1,000,000	1,033,774
18.3% - Total Finance		$9,355,844

Industrial
Abbott Laboratories Senior Unsecured Notes, 5.875% Due 05/15/16	1,228,000	1,441,991
Burlington Northern Santa Fe Senior Unsecured Notes, 6.875% Due 02/15/16	900,000	1,046,561
Clorox Company Senior Unsecured Notes, 5.000% Due 03/01/13	1,000,000	1,043,258
Emerson Electric Company Senior Unsecured Notes, 5.000% Due 12/15/14	1,000,000	1,107,803
General Electric Capital Corp Notes, 6.000% Due 06/15/12	2,313,000	2,365,260
IBM Corporation, 7.500% Due 06/15/13	550,000	604,380
Kellogg Corporation Senior Unsecured Notes, 5.125% Due 12/03/12	1,000,000	1,039,521
Kraft Foods Incorporated Senior Unsecured Notes, 6.000% Due 02/11/13	598,000	630,186
The Coca-Cola Company Senior Unsecured Notes, 1.800% Due 09/01/16	1,000,000	1,017,152
Kroger Company Senior Unsecured Notes, 5.500% Due 02/01/13	705,000	735,524
Potash Corporation of Saskatchewan Senior Unsecured Notes, 5.250% Due 05/15/14	500,000	549,058
Transcontinental Gas Pipeline Corporation Senior Unsecured Notes, 8.875% Due 07/15/12	670,000	696,923
Walt Disney Company Senior Unsecured Notes, 4.700% Due 12/01/12	1,000,000	1,037,723
26.0% - Total Industrials		$13,315,340

Utilities
AT&T Inc. Senior Unsecured Notes, 6.700% Due 11/15/13	930,000	1,025,696
Verizon Communications Senior Unsecured Notes, 5.500% Due 04/01/17	1,000,000	1,157,771
Duke Energy Corporation Senior Unsecured Notes, 6.300% Due 02/01/14	815,000	899,620
Florida Power & Light First Mortgage, 4.850% Due 02/01/13	1,000,000	1,043,523
Midamerican Energy Holdings Senior Unsecured Notes, 5.875% Due 10/01/12	769,000	796,195
National Rural Utilities Corporation Collateral Trust, 5.450% Due 04/10/17	1,000,000	1,136,067
Virginia Electric & Power Company Senior Unsecured Notes, 5.100% Due 11/30/12	500,000	519,468
12.9% - Total Utilities		$6,578,340

Taxable Municipal Bonds
Campbell Kenton & Boone Counties Kentucky Sanitation District Revenue
Build America Bonds, 3.500% Due 08/01/13	380,000	392,787
State of Kentucky Property & Buildings Commission Revenue
Build America Bonds, 4.077% Due 11/01/15	1,000,000	1,086,040
2.9% - Total Municipal Bonds		$1,478,827

United States Government Agency Obligations
FNMA Step Up Coupon, 2.000% Due 03/26/15	1,500,000	1,515,255
FNMA, 1.500% Due 10/14/14	2,000,000	2,043,020
FNMA, 1.550% Due 09/21/16	2,000,000	2,003,096

The accompanying notes are an integral part of these financial statements.

13

Johnson Enhanced Return Fund	Portfolio of Investments as of December 31, 2011

FNMA, 3.000% Due 07/23/15	1,850,000	1,872,174
FHLMC, 2.500% Due 05/27/16	5,000,000	5,295,375
24.9% - Total United States Government Agency Obligations		$12,728,920

United States Government Agency Obligations - Mortgage Backed Securities
FNMA CMO Pool 2006-54 Class PE, 6.000% Due 02/25/33	318,616	330,903
FHLMC 15 year MBS, 4.000% Due 07/01/25	864,680	928,434
FHLMC Gold 7 Year Balloon, 4.500% Due 05/01/12	111,766	120,446
2.7% - Total United States Government Agency Obligations - Mortgage Backed Securities		$1,379,783

Total Fixed Income Securities 87.7%		$44,837,054
(Identified Cost $44,395,642)

Cash & Cash Equivalents
First American Government Obligation Fund, Class Z*	1,767,557	1,767,557
Total Cash Equivalents 3.5%		$1,767,557
(Identified Cost $1,767,557)

Total Portfolio Value 91.2%		$46,604,611
(Identified Cost $46,163,199)

Other Assets in Excess of Liabilities 8.8%		$4,521,932

Total Net Assets: 100.0% 100.0%		$51,126,543

Futures Contracts	Long	Unrealized
	Contracts	Appreciation
E-mini Standard & Poors 500 expiring March 2012 (50 units per contact)	801	$935,168
(Notional Value of $50,366,880)

* Variable Rate Security; as of December 31, 2011, the yield was 0.00%
CMO - Collateralized Mortgage Obligation
FNMA - Federal National Mortgage Association
FHLMC - Federal Home Loan Mortgage Corporation
MBS - Mortgage Backed Security

The accompanying notes are an integral part of these financial statements.

14

JOHNSON MUTUAL FUNDS	December 31, 2011

Statements of Assets and Liabilities

	JIC	JIC	JIC	Johnson
	Institutional	Institutional	Institutional	Enhanced
	Bond Fund I	Bond Fund II	Bond Fund III	Return Fund
Assets:
Investment Securities at Fair Value*	$66,952,324	$67,486,901	$59,968,667	$46,604,611
Cash Held at Broker	-	-	-	4,005,001
Receivable from Broker at Fair Value	-	-	-	294,361
Interest Receivable	548,306	619,087	668,674	437,742
Total Assets	$67,500,630	$68,105,988	$60,637,341	$51,341,715

Liabilities:
Accrued Management Fee	$15,044	$15,179	13,516	$15,072
Payable for Variation Margin on Futures Contracts	-	-	-	200,100
Fund Shares Redeemed Payable	49,681	50,242	51,202	-
Total Liabilities	$64,725	$65,421	$64,718	$215,172

Net Assets	$67,435,905	$68,040,567	$60,572,623	$51,126,543

Net Assets Consist of:
Paid in Capital	$66,275,095	$64,572,724	$55,313,436	$59,906,695
Accumulated Net Investment Income (Loss)	-	-	-	-
Accumulated Net Realized Gain
(Loss) from Security Transactions & Futures	-	784	1,383	(10,156,732)
Net Unrealized Gain on Investments	1,160,810	3,467,059	5,257,804	441,412
Net Unrealized Gain on Futures Contracts	-	-	-	935,168

Net Assets	$67,435,905	$68,040,567	$60,572,623	$51,126,543

Shares Outstanding (Unlimited
Amount Authorized)	4,416,020	4,236,999	3,662,500	3,807,727

Offering, Redemption and
Net Asset Value Per Share	$15.27	$16.06	$16.54	$13.43

*Identified Cost of Securities	$65,791,514	$64,019,842	$54,710,863	$46,163,199

The accompanying notes are an integral part of these financial statements.

15

JOHNSON MUTUAL FUNDS	December 31, 2011

Statements of Operations

	JIC	JIC	JIC	Johnson
	Institutional	Institutional	Institutional	Enhanced
	Bond Fund I	Bond Fund II	Bond Fund III	Return Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/2011	12/31/2011	12/31/2011	12/31/2011
Investment Income:
Interest	$1,762,469	$2,522,692	$2,483,796	$1,256,342

Expenses:
Gross Management Fee	$200,742	$201,281	$178,325	$507,386
Management Fee Waiver (Note #4)	(18,134)	(18,182)	(16,109)	(329,801)
Net Expenses	$182,608	$183,099	$162,216	$177,585

Net Investment Income	$1,579,861	$2,339,593	$2,321,580	$1,078,757

Net Realized Gain / (Loss) from Security Transactions	$286,066	$496,532	$573,335	$197,261
Net Realized Gain from Futures Contracts	-	-	-	504,151
Write-Down on Due from Broker (See Note 3)	-	-	-	(214,915)
Net Unrealized Change on Investments	(189,796)	827,992	1,995,298	(325,648)
Net Unrealized Change on Futures Contracts	-	-	-	310,823

Net Gain on Investments	$96,270	$1,324,524	$2,568,633	$471,672
Net Change in Net Assets
from Operations	$1,676,131	$3,664,117	$4,890,213	$1,550,429

The accompanying notes are an integral part of these financial statements.

16

JOHNSON MUTUAL FUNDS	December 31, 2011

Statements of Changes in Net Assets

	JIC		JIC		JIC		Johnson
	Institutional Bond Fund I		Institutional Bond Fund II		Institutional Bond Fund III		Enhanced Return Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/2011	12/31/2010	12/31/2011	12/31/2010	12/31/2011	12/31/2010	12/31/2011	12/31/2010
Operations:
Net Investment Income	$1,579,861	$1,899,725	$2,339,593	$2,285,719	$2,321,580	$2,385,748	$1,078,757	$1,136,331
Net Realized Gain/(Loss) from Security Transactions	286,066	293,602	496,532	689,124	573,335	522,366	197,261	39,855
Net Realized Gain from Futures Contracts	-	-	-	-	-	-	504,151	5,793,821
Write-Down on Due from Broker (See Note 3)	-	-	-	-	-	-	(214,915)	-
Net Unrealized Change on Investments	(189,796)	(329,121)	827,992	479,669	1,995,298	1,110,344	(325,648)	(35,267)
Net Unrealized Change on Futures Contracts							310,823	543,810
Net Change in Net
Assets from Operations	$1,676,131	$1,864,206	$3,664,117	$3,454,512	$4,890,213	$4,018,458	$1,550,429	$7,478,550

Distributions to Shareholders:
Net Investment Income	$(1,606,541)	$(1,913,998)	$(2,369,761)	$(2,294,704)	$(2,428,867)	$(2,385,232)	$(1,080,133)	$(1,156,701)
Net Realized Gain from
Security Transactions	(83,660)	-	(487,272)	(674,641)	(576,122)	(519,176)	-	-
Net Change in Net Assets
from Distributions	$(1,690,201)	$(1,913,998)	$(2,857,033)	$(2,969,345)	$(3,004,989)	$(2,904,408)	$(1,080,133)	$(1,156,701)

Capital Share Transactions:
Proceeds From Sale of Shares	$15,175,789	$15,548,108	$14,671,663	$13,906,602	$11,318,914	$9,584,128	$1,812,139	$12,572,784
Net Asset Value of Shares Issued on
Reinvestment of Distributions	200,985	-	662,802	674,641	576,122	519,176	1,080,133	1,156,701
Cost of Shares Redeemed	(9,637,391)	(8,707,745)	(9,457,414)	(8,398,443)	(8,234,068)	(8,598,906)	(1,495,000)	(13,442,643)
Net Change in Net Assets
from Capital Share Transactions	$5,739,383	$6,840,363	$5,877,051	$6,182,800	$3,660,968	$1,504,398	$1,397,272	$286,842

Net Change in Net Assets	$5,725,313	$6,790,571	$6,684,135	$6,667,967	$5,546,192	$2,618,448	$1,867,568	$6,608,691

Net Assets at Beginning of Period	$61,710,592	$54,920,021	$61,356,432	$54,688,465	$55,026,431	$52,407,983	$49,258,975	$42,650,284

Net Assets at End of Period	$67,435,905	$61,710,592	$68,040,567	$61,356,432	$60,572,623	$55,026,431	$51,126,543	$49,258,975

Including Accumulated Undistributed
Net Investment Income (Loss)	$-	$17,387	$-	$21,420	$-	$538	$-	$-

The accompanying notes are an integral part of these financial statements.

17

FINANCIAL HIGHLIGHTS	JIC Institutional Bond Fund I

Selected Data for a Share Outstanding Throughout each Period:

	Year Ended December 31
	2011	2010	2009	2008	2007

Net Asset Value Beginning of Period	$15.27	$15.28	$15.01	$14.84	$14.60

Operations:
Net Investment Income	$0.36	$0.50	$0.61	$0.62	$0.61
Net Gains (Losses) on Securities
(Realized and Unrealized)	$0.03	($0.01)	$0.26	$0.17	$0.24
Total Operations	$0.39	$0.49	$0.87	$0.79	$0.85

Distributions:
Net Investment Income	($0.37)	($0.50)	($0.60)	($0.62)	($0.61)
Net Realized Capital Gains	($0.02)	$0.00	$0.00	$0.00	$0.00
Total Distributions	($0.39)	($0.50)	($0.60)	($0.62)	($0.61)

Net Asset Value at End of Period	$15.27	$15.27	$15.28	$15.01	$14.84

Total Return(a)	2.56%	3.28%	5.89%	5.47%	5.96%

Net Assets End of Period (Millions)	$67.44	$61.71	$54.92	$53.41	$59.97

Ratios(b)
Ratio of Expenses to
Average Net Assets before Waiver	0.30%	0.30%	0.30%	0.30%	0.30%
Average Net Assets after Waiver	0.27%	0.29%	0.29%	0.27%	0.28%
Ratio of Net Investment Income to
Average Net Assets before Waiver	2.33%	3.26%	3.98%	4.11%	4.14%
Average Net Assets after Waiver	2.36%	3.27%	3.99%	4.14%	4.16%

Portfolio Turnover Rate	37.61%	38.27%	29.96%	29.25%	25.40%

(a)	Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(b)	In 2011, 2010, 2009, 2008 and 2007, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.27%, 0.29%, 0.29%, 0.27% and 0.28%, respectively The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2012 (Note #4)

The accompanying notes are an integral part of these financial statements.

18

FINANCIAL HIGHLIGHTS	JIC Institutional Bond Fund II

Selected Data for a Share Outstanding Throughout each Period:

	Year Ended December 31
	2011	2010	2009	2008	2007

Net Asset Value Beginning of Period	$15.86	$15.72	$15.59	$15.26	$14.94

Operations:
Net Investment Income	$0.56	$0.64	$0.71	$0.69	$0.68
Net Gains on Securities
(Realized and Unrealized)	$0.33	$0.33	$0.27	$0.33	$0.32
Total Operations	$0.89	$0.97	$0.98	$1.02	$1.00

Distributions:
Net Investment Income	($0.57)	($0.64)	($0.70)	($0.69)	($0.68)
Net Realized Capital Gains	($0.12)	($0.19)	($0.15)	$0.00	$0.00
Total Distributions	($0.69)	($0.83)	($0.85)	($0.69)	($0.68)

Net Asset Value at End of Period	$16.06	$15.86	$15.72	$15.59	$15.26

Total Return(a)	5.66%	6.19%	6.43%	6.89%	6.87%

Net Assets End of Period (Millions)	$68.04	$61.36	$54.69	$54.65	$60.26

Ratios(b)
Ratio of Expenses to
Average Net Assets before Waiver	0.30%	0.30%	0.30%	0.30%	0.30%
Average Net Assets after Waiver	0.27%	0.29%	0.29%	0.27%	0.28%
Ratio of Net Investment Income to
Average Net Assets before Waiver	3.45%	3.94%	4.48%	4.42%	4.51%
Average Net Assets after Waiver	3.48%	3.95%	4.49%	4.45%	4.53%

Portfolio Turnover Rate	26.91%	29.19%	24.75%	13.24%	16.41%

(a)	Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(b)	In 2011, 2010, 2009, 2008 and 2007, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.27%, 0.29%, 0.29%, 0.27% and 0.28%, respectively The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2012 (Note #4)

The accompanying notes are an integral part of these financial statements.

19

FINANCIAL HIGHLIGHTS	JIC Institutional Bond Fund III

Selected Data for a Share Outstanding Throughout each Period:

	Year Ended December 31
	2011	2010	2009	2008	2007

Net Asset Value Beginning of Period	$16.03	$15.71	$15.64	$15.40	$15.05

Operations:
Net Investment Income	$0.64	$0.70	$0.74	$0.75	$0.73
Net Gains on Securities
(Realized and Unrealized)	$0.70	$0.47	$0.33	$0.42	$0.35
Total Operations	$1.34	$1.17	$1.07	$1.17	$1.08

Distributions:
Net Investment Income	($0.67)	($0.70)	($0.74)	($0.75)	($0.73)
Net Realized Capital Gains	($0.16)	($0.15)	($0.26)	($0.18)	$0.00
Total Distributions	($0.83)	($0.85)	($1.00)	($0.93)	($0.73)

Net Asset Value at End of Period	$16.54	$16.03	$15.71	$15.64	$15.40

Total Return(a)	8.51%	7.54%	7.07%	7.89%	7.42%

Net Assets End of Period (Millions)	$60.57	$55.03	$52.41	$52.93	$57.60

Ratios(b)
Ratio of Expenses to
Average Net Assets before Waiver	0.30%	0.30%	0.30%	0.30%	0.30%
Average Net Assets after Waiver	0.27%	0.29%	0.29%	0.27%	0.28%
Ratio of Net Investment Income to
Average Net Assets before Waiver	3.87%	4.30%	4.68%	4.80%	4.83%
Average Net Assets after Waiver	3.90%	4.31%	4.69%	4.83%	4.85%

Portfolio Turnover Rate	20.08%	23.39%	20.09%	12.59%	17.73%

(a)	Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(b)	In 2011, 2010, 2009, 2008 and 2007, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.27%, 0.29%, 0.29%, 0.27% and 0.28%, respectively The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2012 (Note #4)

The accompanying notes are an integral part of these financial statements.

20

FINANCIAL HIGHLIGHTS	Johnson Enhanced Return Fund

Selected Data for a Share Outstanding Throughout each Period:

	Year Ended December 31
	2011	2010	2009	2008	2007

Net Asset Value Beginning of Period	$13.30	$11.61	$9.00	$15.03	$16.20

Operations:
Net Investment Income	$0.29	$0.31	$0.28	$0.50	$0.78
Net Gains (Losses) on Securities and
Futures Contracts (Realized and Unrealized)	$0.13	$1.69	$2.61	($6.03)	$0.14
Total Operations	$0.42	$2.00	$2.89	($5.53)	$0.92

Distributions:
Net Investment Income	($0.29)	($0.31)	($0.28)	($0.50)	($0.76)
Net Realized Capital Gains	$0.00	$0.00	$0.00	$0.00	($1.33)
Total Distributions	($0.29)	($0.31)	($0.28)	($0.50)	($2.09)

Net Asset Value at End of Period	$13.43	$13.30	$11.61	$9.00	$15.03

Total Return(a)	3.16%	17.56%	32.65%	(37.58%)	5.66%

Net Assets End of Period (Millions)	$51.13	$49.26	$42.65	$37.32	$54.62

Ratios(b)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of Net Investment Income to
Average Net Assets before Waiver	1.48%	1.89%	2.13%	3.40%	4.00%
Average Net Assets after Waiver	2.13%	2.54%	2.78%	4.05%	4.65%

Portfolio Turnover Rate	68.09%	48.42%	42.04%	35.06%	37.32%

(a)	Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(b)	The Adviser waived a portion of the 1.00% management fee to sustain a fee of 0.35% The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2012 (Note #4)

The accompanying notes are an integral part of these financial statements.

21

NOTES TO THE FINANCIAL STATEMENTS

1) Organization:

The JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, JIC Institutional Bond Fund III (the “Bond Funds”) and Johnson Enhanced Return Fund (each individually a “Fund” and collectively the “Funds”) are each a diversified series of the Johnson Mutual Funds Trust (the “Trust”), and are registered under the Investment Company Act of 1940, as amended, as no-load, open-end investment companies. The Johnson Mutual Funds Trust was established as an Ohio business trust under an Agreement and Declaration of Trust dated September 30, 1992. The Bond Funds began offering their shares publicly on August 31, 2000. The Johnson Enhanced Return Fund began offering shares publicly on December 30, 2005. All Funds are managed by Johnson Investment Counsel, Inc. (the “Adviser”)

The investment objective of the Bond Funds is a high level of income over the long term consistent with preservation of capital. The investment objective of the Johnson Enhanced Return Fund is to outperform the Fund’s benchmark, the S&P 500 Index, over a full market cycle.

2) Security Valuation and Transactions:

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. Generally Accepted Accounting Principles in the United States (“GAAP”) establish a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

•	Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•	Level 2—Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3—Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements:

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Corporate Bonds. The fair value of corporate bonds is estimated using market approach valuation techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations for similar securities (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they will be categorized in Level 3.

Sovereign Bonds. Bonds issued by foreign countries are normally valued using market approach valuation techniques that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Sovereign bonds are categorized in Level 2 of the fair value hierarchy.

U.S. Government Securities. U.S. government securities, including U.S. Treasury Obligations, are normally valued using market approach valuation techniques that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in Level 2 of the fair value hierarchy.

U.S. Agency Securities. U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage-backed securities. Agency issued debt securities are generally valued in a manner similar to U.S. government securities. Mortgage-backed securities are generally valued using dealer quotations. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.

Municipal Bonds. Municipal Bonds are normally valued using a market approach valuation technique that incorporates observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Municipal Bonds are categorized in Level 2 of the fair value hierarchy.

22

NOTES TO THE FINANCIAL STATEMENTS

Money Market. Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (“NAV”) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Derivative Instruments. Listed derivatives, including futures contracts that are actively traded, are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy.

The following is a summary of the inputs used to value each Fund’s investments as of December 31, 2011:

JIC Institutional Bond Fund I	Level 1		Level 2	Level 3		Totals
Corporate Bonds
Finance	$	---	$10,677,175	$	---	$10,677,175
Industrial		---	15,786,641		---	15,786,641
Utilities		---	6,170,510		---	6,170,510
U.S. Agency Obligations		---	15,751,430		---	15,751,430
U.S. Agency Obligations – Mortgage-Backed		---	320,512		---	320,512
U.S. Treasury Obligations		---	8,434,540		---	8,434,540
Taxable Municipal Bonds		---	7,242,693		---	7,242,693
Sovereign Bonds		---	1,572,330		---	1,572,330
Cash Equivalents		996,493	---		---	996,493
Total		$996,493	$65,955,831	$	---	$66,952,324

JIC Institutional Bond Fund II		Level 1	Level 2		Level 3	Totals
Corporate Bonds
Finance	$	---	$12,335,968	$	---	$12,335,968
Industrial		---	13,943,645		---	13,943,645
Utilities		---	5,368,738		---	5,368,738
U.S. Agency Obligations		---	6,868,741		---	6,868,741
U.S. Agency Obligations – Mortgage-Backed		---	7,802,205		---	7,802,205
U.S. Treasury Obligations		---	8,929,142		---	8,929,142
Sovereign Bonds		---	2,180,613		---	2,180,613
Taxable Municipal Bonds		---	7,388,347		---	7,388,347
Non-Taxable Municipal Bonds		---	1,119,650		---	1,119,650
Cash Equivalents		1,549,852	---		---	1,549,852
Total		$1,549,852	$65,937,049	$	---	$67,486,901

JIC Institutional Bond Fund III		Level 1	Level 2		Level 3	Totals
Corporate Bonds
Finance	$	---	$10,250,297	$	---	$10,250,297
Industrial		---	15,159,092		---	15,159,092
Utilities		---	3,817,445		---	3,817,445
Sovereign Bonds		---	1,840,534		---	1,840,534
U.S. Agency Obligations		---	7,930,069		---	7,930,069
U.S. Agency Obligations – Mortgage-Backed		---	5,264,024		---	5,264,024
U.S. Treasury Obligations		---	7,446,672		---	7,446,672
Taxable Municipal Bonds		---	7,465,001		---	7,465,001
Cash Equivalents		795,533	---		---	795,533
Total		$795,533	$59,173,134	$	---	$59,968,667

Enhanced Return Fund		Level 1	Level 2		Level 3	Totals
Corporate Bonds
Finance	$	---	$9,355,844	$	---	$9,355,844
Industrial		---	13,315,340		---	13,315,340
Utilities		---	6,578,340		---	6,578,340
Taxable Municipal Bonds		---	1,478,827		---	1,478,827
U.S. Agency Obligations		---	12,728,920		---	12,728,920
U.S. Agency Obligations – Mortgage-Backed		---	1,379,783		---	1,379,783
Cash Equivalents		1,767,557	---		---	1,767,557
Sub-Total		$1,767,557	$44,837,054	$	---	$46,604,611
Other Financial Instruments*		935,168	---		---	935,168
Total		$2,702,725	$44,837,054	$	---	$47,539,779

23

NOTES TO THE FINANCIAL STATEMENTS

*Other financial instruments are futures contracts not reflected in the Portfolio of Investments, and are reflected at the net unrealized appreciation on the contracts.

The Funds did not hold any investments at any time during the reporting period in which unobservable inputs were used in determining fair value. Therefore, no reconciliation of Level 3 securities is included for this reporting period. As of and during the year ended December 31, 2011, no securities were transferred into or out of Level 1 or Level 2. If any transfers between levels would occur, they would be reflected as of the end of year.

3) Summary of Significant Accounting Policies:

Financial Futures Contracts:

The Johnson Enhanced Return Fund invests in stock index futures (equity risk) only for the replication of returns, not speculation. The Enhanced Return Fund enters into S&P 500 Mini contracts four times a year generally near the time the contracts would expire (contracts expire the third Friday of March, June, September and December). The contracts are held until it is time to roll into the next contracts. The average daily notional value for the year ended December 31, 2011 was $49,890,539. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. The amount of the daily variation margin is reflected as an asset or liability within the Statement of Assets and Liabilities, while the cumulative change in unrealized gain/loss on futures contracts is reported separately within the Statement of Operations. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss at the contract settlement date. A realized gain or loss is recognized when a contract is sold, and is the difference between the fair value of the contract at purchase and the fair value of the contract when sold. Realized gains/losses on futures contracts are reported separately within the Statement of Operations. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

As of December 31, 2011, Cash Held at Broker represents cash held as additional collateral against the futures contracts, and is restricted from withdrawal. Net variation margin payable on futures contracts as of December 31, 2011 was $200,100.

As of December 31, 2011, Receivable from Broker at Fair Value represents cash collateral due from RJ O’Brien. MF Global, the previous Futures Commodity Merchant (“FCM”) for the S&P 500 Futures Contracts held by the Enhanced Return Fund, declared bankruptcy on November 1, 2011. As part of the bankruptcy proceedings, R.J. O’Brien was appointed by the Commodities Futures Trading Commission as the new FCM for the Enhanced Return Fund. Subsequent to the bankruptcy filing, the Fund received the majority of its assets previously held with MF Global. However, the amounts yet to be returned, amounting to $509,276, may not be recovered due to MF Global’s insolvency issues. While a claim for the cash collateral has been filed with the MF Global Trustees, it is not certain as to how much the Fund may ultimately receive. Based on market information available as of December 31, 2011, the Adviser estimated the amount reasonably expected to be collected to be $294,361, and recorded a write down of $214,915, which is shown separately on the Statement of Operations. The Adviser will continue to monitor the situation as information becomes available, and actual losses could be greater than those estimated above.

Investment Income and Realized Capital Gains and Losses on Investment Securities:

Interest income is recorded on an accrual basis. Gains and losses on sales of investments are calculated using the specific identification method. Discounts and premiums on securities purchased are amortized over the lives of the respective securities, using the interest method.

24

NOTES TO THE FINANCIAL STATEMENTS

Income Taxes:

It is the Funds' policy to distribute annually, prior to the end of the year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Funds' policy to distribute annually, after the end of the calendar year, any remaining net investment income and net capital gains to comply with the special provisions of the Internal Revenue Code available to registered investment companies (“RICs”). Each year, each Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code by making distributions as noted above and complying with other requirements applicable to RICs. As a result, no provision for income taxes is required.

Accounting for Uncertainty in Income Taxes:

As of and during the year ended December 31, 2011, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2008.

Distributions:

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on ex-dividend date. The Funds intend to distribute net investment income on a calendar quarter basis. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains, if any, at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds. There were no material reclassifications for the year ended December 31, 2011.

4) Investment Advisory Agreement:

The investment advisory agreements provide that the Adviser will pay all of the Funds' operating expenses, excluding brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), any 12b-1 fees, and extraordinary expenses. Under the terms of the investment advisory agreements, each of the Bond Funds pays the Adviser a management fee at the annual rate of 0.30%, before the contractual waiver described below, of the Fund's average daily net assets, which is accrued daily and paid monthly. The Johnson Enhanced Return Fund pays the Adviser a management fee at the annual rate of 1.00%, before the contractual waiver described below, of the Fund’s average daily net assets.

The Adviser received management fees for the year ended December 31, 2011 as indicated below. The Adviser has agreed to waive a part of the management fee for the Bond Funds from a maximum of 0.30% to an effective fee ratio of 0.27%. The Adviser intends the fee waiver to be permanent, although the Adviser has the right to remove this fee waiver any time after April 30, 2012. Also, the Adviser has agreed to waive a part of the management fee for the Johnson Enhanced Return Fund from a maximum of 1.00% to an effective fee ratio of 0.35%. The Adviser intends the fee waiver to be permanent, although the Advisor has the right to remove this fee waiver any time after April 30, 2012.

Fund	Fee	Fee Waiver	Effective Fee Ratio	Management Fee After Waiver	Waiver
JIC Institutional Bond Fund I	0.30%	0.03%	0.27%	$182,608	$18,134
JIC Institutional Bond Fund II	0.30%	0.03%	0.27%	$183,099	$18,182
JIC Institutional Bond Fund III	0.30%	0.03%	0.27%	$162,216	$16,109
Johnson Enhanced Return Fund	1.00%	0.65%	0.35%	$177,585	$329,801

At December 31, 2011, management fees payable amounted to $15,044, $15,179, $13,516 and $15,072 for the JIC Institutional Bond I, JIC Institutional Bond II, JIC Institutional Bond III, and Johnson Enhanced Return Funds, respectively.

5) Related Party Transactions:

All officers and one Trustee of the Johnson Mutual Funds Trust are employees of the Adviser. Total compensation for the independent Trustees as a group was $36,000 for the year ended December 31, 2011, which was paid by the Adviser, and as a group they received no additional compensation from the Trust. The Trust consists of twelve Funds: Johnson Equity Income Fund, Johnson Growth Fund, Johnson Disciplined Mid-Cap Fund, Johnson Disciplined Small-Cap Fund, Johnson Realty Fund, Johnson International Fund, Johnson Fixed Income Fund, Johnson Municipal Income Fund, JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, JIC Institutional Bond Fund III and Johnson Enhanced Return Fund. The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2011, Covie and Company owned in aggregate 92.40% of the JIC Institutional Bond Fund I, 92.25% of the JIC Institutional Bond Fund II, and 100% of the JIC Institutional Bond Fund III. At December 31, 2011, client accounts managed by Johnson Investment Counsel, Inc., with full advisory discretion, held in aggregate 71.94% of the Johnson Enhanced Return Fund, and the R. C. Archdiocese of Indianapolis owned in aggregate 26.15% of the Johnson Enhanced Return Fund.

Johnson Financial, Inc. is a wholly-owned subsidiary of Johnson Investment Counsel, Inc., the Adviser. Johnson Financial, Inc. provides transfer agency, fund accounting, and administration services to the Funds. These services are paid for by the Adviser.

25

NOTES TO THE FINANCIAL STATEMENTS

6) Purchases and Sales of Securities:

For the year ended December 31, 2011, purchases and sales of investment securities aggregated:

	Investment Securities Other Than
	Short Term Investments and
	U.S. Government Obligations		U.S. Government Obligations
Fund	Purchases	Sales	Purchases	Sales
JIC Institutional Bond Fund I	$32,653,507	$23,354,368	$0	$0
JIC Institutional Bond Fund II	25,512,371	16,181,247	540,977	973,473
JIC Institutional Bond Fund III	14,124,953	9,184,629	811,465	2,230,055
Johnson Enhanced Return Fund	35,776,919	27,858,380	0	0

7) Capital Share Transactions:

As of December 31, 2011, there were an unlimited number of shares of beneficial interest authorized for each Fund. Each Fund records purchases of its shares at the daily net asset value determined after receipt of a shareholder's order in proper form. Redemptions are recorded at the net asset value determined following receipt of a shareholder's written or telephone request in proper form.

	JIC Institutional		JIC Institutional		JIC Institutional		Johnson Enhanced
	Bond Fund I		Bond Fund II		Bond Fund III		Return Fund
	2011	2010	2011	2010	2011	2010	2011	2010
Shares Sold to Investors	991,956	1,011,541	917,399	866,759	696,099	591,075	131,535	989,780
Shares Issued on Reinvestment of Dividends	13,162	0	41,355	42,591	34,938	32,489	80,430	96,056
Subtotal	1,005,118	1,011,540	958,754	909,350	731,037	623,564	211,965	1,085,836
Shares Redeemed	(630,090)	(565,252)	(589,948)	(519,629)	(502,109)	(526,585)	(107,967)	(1,055,372)
Net Increase During Year	375,028	446,289	368,806	389,721	228,928	96,979	103,998	30,464
Shares Outstanding:
Beginning of Year	4,040,992	3,594,703	3,868,193	3,478,472	3,433,572	3,336,593	3,703,729	3,673,265
End of Year	4,416,020	4,040,992	4,236,999	3,868,193	3,662,500	3,433,572	3,807,727	3,703,729

8) Security Transactions:

For Federal income tax purposes, the cost of investments owned on December 31, 2011 was the same as identified cost for the JIC Institutional Bond Funds and the Enhanced Return Fund. As of December 31, 2011, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value), excluding futures contracts, was as follows:

26

NOTES TO THE FINANCIAL STATEMENTS

Fund	Tax Cost of Securities	Appreciation	(Depreciation)	Net Appreciation (Depreciation)
JIC Institutional Bond Fund I	$65,791,514	$1,355,398	$(194,588)	$1,160,810
JIC Institutional Bond Fund II	$64,019,842	$3,736,626	$(269,567)	$3,467,059
JIC Institutional Bond Fund III	$54,710,863	$5,341,394	$(83,590)	$5,257,804
Johnson Enhanced Return Fund	$46,163,199	$641,658	$(200,246)	$441,412

9) Estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

10) Distributions to Shareholders:

The tax character of the distributions paid is as follows:

		Ordinary Income	Net Realized Long-Term Capital Gain	Net Realized Short-Term Capital Gain	Total Distributions Paid
JIC Institutional Bond Fund I	2010	$1,913,998	$0	$0	$1,913,998
	2011	1,601,295	83,904	5,002	1,690,201
JIC Institutional Bond Fund II	2010	2,294,704	674,641	0	2,969,345
	2011	2,368,241	305,990	182,802	2,857,033
JIC Institutional Bond Fund III	2010	2,385,232	519,176	0	2,904,408
	2011	2,428,867	551,274	24,848	3,004,989
Johnson Enhanced Return Fund	2010	1,156,701	0	0	1,156,701
	2011	1,080,133	0	0	1,080,133

As of December 31, 2011, the following Funds had capital loss carryovers which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. The capital loss carryovers will expire as follows:

	Capital Loss Carryovers Expiring in 2016:	Total Capital Loss Carryover
Johnson Enhanced Return Fund	$9,006,649	$9,006,649

Under the recently enacted Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. AS a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

27

NOTES TO THE FINANCIAL STATEMENTS

As of December 31, 2011, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Capital Loss Carryovers	Long-Term Capital Gain	Unrealized Appreciation	Other Accumulated Losses	Total Distributable Income on a Tax Basis
JIC Institutional Bond Fund I	$0	$0	$0	$1,160,810	$0	$1,160,810
JIC Institutional Bond Fund II	784	0	0	3,467,059	0	3,467,843
JIC Institutional Bond Fund III	1,383	0	0	5,257,804	0	5,259,187
Johnson Enhanced Return Fund	0	(9,006,649)	0	441,412	(214,915)	(8,780,152)

28

DISCLOSURE OF EXPENSES (Unaudited)

Shareholders of the Funds incur ongoing operating expenses consisting solely of management fees. The following example is intended to help you understand your ongoing expenses of investing in the Funds and to compare these expenses with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Funds on June 30, 2011 and held through December 31, 2011.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing expenses of investing in the Funds and other funds 5% hypothetical examples with the 5% hypothetical examples that appear in other funds' shareholder reports.

JIC Institutional Bond Fund I	Beginning Account Value June 30, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period* July 1, 2011 – December 31, 2011
Actual	$1,000.00	$1,010.51	$1.47
Hypothetical	$1,000.00	$1,023.74	$1.48

JIC Institutional Bond Fund II	Beginning Account Value June 30, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period* July 1, 2011 – December 31, 2011
Actual	$1,000.00	$1,028.57	$1.48
Hypothetical	$1,000.00	$1,023.74	$1.48

JIC Institutional Bond Fund III	Beginning Account Value June 30, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period* July 1, 2011 – December 31, 2011
Actual	$1,000.00	$1,054.44	$1.50
Hypothetical	$1,000.00	$1,023.74	$1.48

Johnson Enhanced Return Fund	Beginning Account Value June 30, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period* July 1, 2011 – December 31, 2011
Actual	$1,000.00	$964.45	$1.73
Hypothetical	$1,000.00	$1,023.44	$1.79

*Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). For the JIC Institutional Bond Funds I, II and III, the expense ratio is 0.27%, and for the Enhanced Return Fund, the expense ratio is 0.35%.

29

ADDITIONAL INFORMATION

Proxy Disclosure

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent 12-month period ended June 30 are available without charge: (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available, without charge, (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Code of Ethics

The Trust's Code of Ethics is available on request without charge; please call for your copy at

513-661-3100 or 1-800-541-0170 or write us at:

Johnson Mutual Funds

3777 West Fork Road

Cincinnati OH 45247

30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Johnson Mutual Funds Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, JIC Institutional Bond Fund III, and Johnson Enhanced Return Fund (the “Funds”), four of the series constituting Johnson Mutual Funds Trust, as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, JIC Institutional Bond Fund III, and Johnson Enhanced Return Fund, of the Johnson Mutual Funds Trust, as of December 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

February 29, 2012

31

TRUSTEES AND OFFICERS (Unaudited)

Information pertaining to the Trustees and Officers of the Fund is provided below. Trustees who are not deemed to be interested persons of the Fund, as defined in the Investment Company Act of 1940, are referred to as Independent Trustees. Trustees who are deemed to be “interested persons” of the Fund are referred to as Interested Trustees. The Statement of Additional Information includes additional information about the Funds’ Trustees and may be obtained without charge by calling (513) 661-3100 or (800) 541-0170

NAME, ADDRESS AND AGE		CURRENT POSITION HELD WITH TRUST	YEAR SERVICE COMMENCED	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS OVERSEEN	OTHER DIRECTORSHIPS HELD
INTERESTED TRUSTEE
Timothy E. Johnson (69) 3777 West Fork Road Cincinnati, Ohio 45247		President and Trustee	Since 1992	President and Director of Johnson Investment Counsel, Inc., the Trust’s Adviser, and Professor of Finance at the University of Cincinnati	12	None
INDEPENDENT TRUSTEES
Ronald H. McSwain (69) 3777 West Fork Road Cincinnati, Ohio 45247		Trustee	Since 1992	President of McSwain Carpets, Inc. until 2001; partner of P&R Realty, a real estate development partnership since 1984	12	None

Kenneth S. Shull (82) 3777 West Fork Road Cincinnati, Ohio 45247		Trustee	Since 1992	Retired plant engineer at The Procter & Gamble Company	12	None

John R. Green (69) 3777 West Fork Rd. Cincinnati, OH 45247		Trustee	Since 2006	Retired from The Procter & Gamble Company	12	None

James J. Berrens (46) 3777 West Fork Rd Cincinnati, OH 45247		Trustee	Since 2006	Chief Financial Officer, Christian Community Health Service Since September 2010; Controller of MSA Inc., Janurary 2006 to September 2010	12	None
OFFICERS
Dale H. Coates (53) 3777 West Fork Road Cincinnati, Ohio 45247		Vice President	Since 1992	Portfolio Manager of the Trust’s Adviser	N/A	N/A

Marc E. Figgins (47) 3777 West Fork Road Cincinnati, Ohio 45247		Chief Financial Officer and Treasurer	Since 2002	Mutual Funds Manager for Johnson Financial, Inc.	NA	NA

Scott J. Bischoff (45) 3777 West Fork Road Cincinnati, Ohio 45247	.	Chief Compliance Officer	Since 2005	Director of Operations of the Trust’s Adviser	NA	NA

Jennifer J. Kelhoffer (40) 3777 West Fork Road Cincinnati, Ohio 45247		Secretary	Since 2007	Client Service and Compliance Associate for the Adviser since March 2006	NA	NA

32

Trustees and Officers

Ronald H. McSwain	Independent Trustee, Chairman
Timothy E. Johnson	Trustee, President
James J. Berrens	Independent Trustee
John R. Green	Independent Trustee
Kenneth S. Shull	Independent Trustee

Dale H. Coates	Vice President
Scott J. Bischoff	Chief Compliance Officer
Marc E. Figgins	Chief Financial Officer, Treasurer
Jennifer J. Kelhoffer	Secretary

Transfer Agent and Fund Accountant
Johnson Financial, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
(513) 661-3100 (800) 541-0170

Custodian
US Bank
425 Walnut Street
Cincinnati, OH 45202

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, Ohio 44145-1524

Legal Counsel
Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, Ohio 45202

This report is authorized for distribution to prospective investors only when accompanied or preceded by the Funds' prospectus, which illustrates each Fund's objectives, policies, management fees, and other information that may be helpful in making an investment decision.

Investment Company Act #811-7254

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, the code of ethics was not amended.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) Not applicable.

(f) The Trust's Code of Ethics is available on request without charge; please call for your copy at 513-661-3100 or 1-800-541-0170 or write us at:

Johnson Mutual Funds

3777 West Fork Road

Cincinnati OH 45247

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that that the registrant does not have an audit committee financial expert serving on its Audit Committee as defined by the SEC. The board determined that, although none of the Audit Committee members meet the technical definition of an audit committee financial expert as defined by the SEC, the members have sufficient financial expertise to address any issues that are likely to come before the committee. It was the consensus of the Trustees that it is not necessary at the present time for the committee to have an audit committee financial expert and that, if an issue ever arises, the committee will consider hiring an expert to assist as needed.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

FY 2010	$ 86,000.00
FY 2011	$ 74,000.00

(b)	Audit-Related Fees

	Registrant	Adviser

FY 2010	$ 5,600.00	$ 9,500.00
FY 2011	$ 5,600.00	$ 9,500.00

(c)	Tax Fees

	Registrant	Adviser

FY 2010	$ 22,000.00	$ 0.00
FY 2011	$ 18,857.00	$ 0.00

Nature of the services: The auditor completed the annual tax returns.

(d)	All Other Fees

	Registrant	Adviser

FY 2010	$ 0.00	$ 0.00
FY 2011	$ 0.00	$ 0.00

(e) (1) Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. All non-audit services provided to the Trust or the Adviser by the Trust’s principal accountant are specifically approved in advance on a case-by-case basis by the Board’s audit committee.

(2)	Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. All non-audit services were pre-approved by the audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X.

(f) During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser

FY 2009	$ 22,000.00	$ 0.00
FY 2010	$ 18,857.00	$ 0.00

(h) Not applicable.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Funds.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the registrant’s disclosure controls and procedures as of February 24, 2012, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are filed herewith.

(a)(3) Not applicable.

(b) Certifications required by Rule 30a-2(b) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Johnson Mutual Funds Trust

By: /s/Timothy E. Johnson

Timothy E. Johnson, President

Date March 09, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Timothy E. Johnson

Timothy E. Johnson, President

Date March 09, 2012

By: /s/ Marc E. Figgins

Marc E. Figgins, Treasurer

Date March 09, 2012